 A VARIABLE
 ANNUITY ISSUED
 BY SECURITY
 EQUITY GENERAL LIFE
 INSURANCE COMPANY
GT GLOBAL
ALLOCATOR

SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Reports on the
Funds................          1

Funds'
Financial
Statements...........         F1

The views of the Funds'
management as described in this
report are as of the date
written. Portfolio holdings and
allocations are as of June 30,
1997, unless otherwise noted.
Views, portfolio holdings and
allocations may have changed
subsequently.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Understanding the
Performance Tables
The performance data shown in the upper left hand corner of each report are for the
GT Global Variable Investment Divisions available in the GT Global
Allocator variable
annuity issued by Security Equity Life Insurance Company and for their corresponding
GT Global Variable Investment Funds, which are the underlying investment vehicles for the Divisions. Division performance reflects Fund performance, less the 1.4% annuity charges (mortality and expense risk, and administrative charges), but not the $30 administration fee for contracts less than $20,000. Division performance which reflects the surrender charge (maximum 7% in the first year, decreasing 1% annually thereafter) assumes a complete withdrawal at the end of the period noted. Fund performance reflects all Fund expenses but not the charges and expenses of the separate account described above.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate; therefore, an investor's units, when surrendered, may be worth more or less than their original cost. From time to time, the investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower.
Waivers and/or reimbursements are subject to change.
Fund holdings and geographic allocations will change as market conditions change.
GT Global, Inc., Distributor and Principal Underwriter.
Policy Form #6000531

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           17.46%             10.46%
Life of Fund                      9.85%              9.34%
Fund Performance
Average Annualized
1 Year                           19.10%
Life of Fund                     11.39%

PERFORMANCE

The Fund returned 4.44% for the six months ended June 30, 1997. The Fund's benchmarks, the J.P. Morgan Global Government Bond Index(1) and the J.P. Morgan Emerging Markets Brady Index(2) (EMBI), returned -1.09% and 11.54%, respectively, over the same investment period.

Our strategy during the past six months was to overweight European fixed income markets both core and emerging, while underinvesting in the Japanese, U.S. and Latin markets. This allocation generally worked well for the Fund, as European bond yields fell in response to better-than-expected economic fundamentals as well as investors' growing optimism over the on-time start of European Monetary Union (EMU) and the countries expected to be included. On the other hand, the Fund's underweighted position in emerging countries of Latin America detracted from the Fund's overall returns relative to the J.P. Morgan EMBI.

MARKET REVIEW

Two recent developments are worthy of note in developed markets. One is the strong performance by many of the peripheral markets in continental Europe in spite of several political developments that suggest the EMU project may be delayed. The other has been the general strength of the U.S. dollar and UK sterling against continental European currencies.

In emerging markets, bonds (again) significantly outperformed their conventional counterparts in the developed world over the first half of 1997. Sluggish GDP growth and low interest rates in Europe and Japan have continued to finance a pool of global liquidity searching for higher yields and returns. For several reasons, emerging bond markets have proved an extremely attractive target for these capital flows. Investors have realized (we believe rightly) that as long as U.S. Treasuries are reasonably stable, then, even without the spread narrowing, emerging market bonds are capable of delivering superior returns. Second, the emerging bond markets have attracted a wide variety of investors such as pension funds, insurance companies, and global fixed income portfolios. These longer-term investors provided the market the credibility we believe it deserves. Third, the economic fundamentals of many emerging countries have continued to improve, driven by political willingness to implement IMF (International Monetary Fund)-sponsored reforms.

OUTLOOK

Within developed markets, we believe U.S. Treasuries, together with Canadian and Australian bonds, represent good value. Meanwhile, we believe the peripheral continental European bond markets remain vulnerable to any disappointment on EMU. In Japan, we continue to find yen bonds fundamentally unattractive and believe the yen is likely to remain the weakest of the major currencies. Notwithstanding the Japanese government's presently tight fiscal policy, we believe it may face a major challenge in balancing its budget over the medium term.

In emerging bond markets, we believe it is highly unlikely that the 30% to 40% returns witnessed in 1995 and 1996 will be repeated. Nevertheless, economic fundamentals of emerging market countries are better now than in 1994 (prior to the Mexican peso crisis) -- growth rates are higher while inflation rates and budget and current account deficits are generally lower. Additionally, their capacity to service debt is greater. We expect ongoing improvements in emerging economies' fundamental economic conditions, in general, will continue to justify lower yield spreads to U.S. Treasuries.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE STRATEGIC INCOME     JPM GLOBAL GOVERNMENT BOND      JP MORGAN EMBI
10-Feb-93                                  $10,000                          $10,000            $10,000
28-Feb-93                                   10,008                           10,209             10,118
31-Mar-93                                   10,078                           10,366             10,646
30-Apr-93                                   10,082                           10,555             10,860
31-May-93                                   10,143                           10,622             11,229
30-Jun-93                                   10,521                           10,630             11,622
31-Jul-93                                   10,871                           10,635             12,106
31-Aug-93                                   11,459                           10,950             12,349
30-Sep-93                                   11,502                           11,065             12,511
31-Oct-93                                   12,168                           11,060             13,565
30-Nov-93                                   11,986                           10,979             13,429
31-Dec-93                                   12,755                           11,092             14,249
31-Jan-94                                   12,842                           11,196             14,288
28-Feb-94                                   11,553                           11,073             13,099
31-Mar-94                                   10,506                           11,022             11,601
30-Apr-94                                   10,396                           11,014             11,606
31-May-94                                   10,569                           10,923             12,408
30-Jun-94                                   10,447                           11,052             11,409
31-Jul-94                                   10,482                           11,156             11,689
31-Aug-94                                   10,856                           11,127             12,524
30-Sep-94                                   11,053                           11,183             12,647
31-Oct-94                                   10,975                           11,350             12,289
30-Nov-94                                   10,878                           11,207             12,414
31-Dec-94                                   10,575                           11,233             11,588
31-Jan-95                                   10,487                           11,461             11,187
28-Feb-95                                   10,438                           11,756             10,604
31-Mar-95                                   10,579                           12,354             10,304
30-Apr-95                                   11,130                           12,551             11,411
31-May-95                                   11,584                           12,901             12,416
30-Jun-95                                   11,615                           12,982             12,657
31-Jul-95                                   11,614                           13,043             12,666
31-Aug-95                                   11,614                           12,681             12,965
30-Sep-95                                   11,884                           12,966             13,411
31-Oct-95                                   11,946                           13,093             13,274
30-Nov-95                                   12,233                           13,239             13,738
31-Dec-95                                   12,637                           13,403             14,779
31-Jan-96                                   13,170                           13,265             16,081
29-Feb-96                                   12,686                           13,188             14,951
31-Mar-96                                   12,804                           13,168             15,334
30-Apr-96                                   13,109                           13,119             16,106
31-May-96                                   13,273                           13,132             16,306
30-Jun-96                                   13,472                           13,247             16,758
31-Jul-96                                   13,700                           13,491             16,885
31-Aug-96                                   13,995                           13,547             17,433
30-Sep-96                                   14,518                           13,622             18,522
31-Oct-96                                   14,760                           13,892             18,570
30-Nov-96                                   15,278                           14,090             19,610
31-Dec-96                                   15,364                           13,992             19,828
31-Jan-97                                   15,473                           13,642             20,544
28-Feb-97                                   15,570                           13,548             20,913
31-Mar-97                                   15,134                           13,445             20,097
30-Apr-97                                   15,316                           13,369             20,779
31-May-97                                   15,721                           13,685             21,614
30-Jun-97                                   16,046                           13,840             22,117

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(2) The J.P. Morgan EMBI Index is a market value-weighted average of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            6.18%             -0.82%
Life of Fund                      3.29%              2.67%
Fund Performance
Average Annualized
1 Year                            7.67%
Life of Fund                      4.72%

PERFORMANCE

In a generally difficult environment for global fixed income, the Fund returned -0.22% for the six months ended June 30, 1997. The Fund's benchmark, the J.P. Morgan Global Government Index,(1) returned -1.09% over the same investment period.

Our strategy during the past six months was to overweight European fixed income markets while underinvesting in both the Japanese and U.S. markets. This allocation worked well for the Fund, as European bond yields fell in response to better-than-expected economic fundamentals and investors' growing optimism over the on-time start of European Monetary Union and the countries expected to be included. On the other hand, the Fund's underweighted position in Japan detracted from its overall returns relative to the index.

Beginning in February, most of our performance expectations for European markets were met, and we began to lower our allocations in favor of selected English-speaking markets like the UK, Australia and New Zealand. We also minimized the negative impact of a rising U.S. dollar by hedging a substantial portion of our European bond investments and avoiding significant Japanese yen investments.

MARKET REVIEW

Performance of global fixed income markets provided stark contrast between the first quarter of the year when concerns of further hikes in U.S. interest rates were prevalent, and the second quarter when markets focused on continued growth and the absence of inflation.

In the first quarter, despite no notable inflationary pressures, the Federal Reserve looked to demand growth as a leading indicator of future inflation, and in March the Federal Open Markets Committee (FOMC) tightened the Fed funds rate by 25 basis points, to 5.5%. U.S. bond investors sold bonds in response to strong economic growth indicators, and 10-year yields rose from a low of 6% to a high of 6.9% -- sending a wave of repercussions throughout global fixed income markets.

Conversely, the turn of events in the second quarter was influenced by several themes, including healthy economic growth in the U.S. and economic recovery in Germany and Japan, albeit from a low base. Additionally, while economic growth has continued to strengthen, inflation on a global basis has remained largely absent, with excess capacity and economic liberalization in emerging economies helping to keep a lid on it. Low inflation has led to rallies in U.S. and European bonds while yields remain at all-time lows in Japan.

OUTLOOK

Our long-term outlook remains positive on global growth and inflation. We believe any potential global inflation will be limited by a mix of technology-led productivity growth, global economic liberalization and prudent fiscal and monetary policies. We continue to see opportunities, on a dollar-hedged basis, in European and dollar-linked markets. Two opportunities we like in investment-grade emerging markets are Mexico and South Africa, where we are very positive on fundamentals. In the near term, however, we are cautious about potential for a pull-back in both global bond prices and the U.S. dollar given their recent rise.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME      JP MORGAN GLOBAL GOVERNMENT BOND
10-Feb-93                                             $10,000                                $10,000
28-Feb-93                                              10,008                                 10,209
31-Mar-93                                               9,935                                 10,366
30-Apr-93                                               9,952                                 10,555
31-May-93                                              10,011                                 10,622
30-Jun-93                                              10,239                                 10,630
31-Jul-93                                              10,319                                 10,635
31-Aug-93                                              10,664                                 10,950
30-Sep-93                                              10,642                                 11,065
31-Oct-93                                              10,820                                 11,060
30-Nov-93                                              10,707                                 10,979
31-Dec-93                                              10,925                                 11,092
31-Jan-94                                              11,030                                 11,196
28-Feb-94                                              10,511                                 11,073
31-Mar-94                                              10,228                                 11,022
30-Apr-94                                              10,049                                 11,014
31-May-94                                               9,846                                 10,923
30-Jun-94                                              10,023                                 11,052
31-Jul-94                                              10,084                                 11,156
31-Aug-94                                               9,999                                 11,127
30-Sep-94                                              10,034                                 11,183
31-Oct-94                                              10,227                                 11,350
30-Nov-94                                              10,162                                 11,207
31-Dec-94                                               9,975                                 11,233
31-Jan-95                                              10,078                                 11,461
28-Feb-95                                              10,309                                 11,756
31-Mar-95                                              10,626                                 12,354
30-Apr-95                                              10,877                                 12,551
31-May-95                                              11,112                                 12,901
30-Jun-95                                              11,076                                 12,982
31-Jul-95                                              11,089                                 13,043
31-Aug-95                                              10,887                                 12,681
30-Sep-95                                              11,067                                 12,966
31-Oct-95                                              11,196                                 13,093
30-Nov-95                                              11,376                                 13,239
31-Dec-95                                              11,556                                 13,403
31-Jan-96                                              11,556                                 13,265
29-Feb-96                                              11,323                                 13,188
31-Mar-96                                              11,293                                 13,168
30-Apr-96                                              11,277                                 13,119
31-May-96                                              11,262                                 13,132
30-Jun-96                                              11,371                                 13,247
31-Jul-96                                              11,510                                 13,491
31-Aug-96                                              11,560                                 13,547
30-Sep-96                                              11,713                                 13,622
31-Oct-96                                              12,007                                 13,892
30-Nov-96                                              12,281                                 14,090
31-Dec-96                                              12,269                                 13,992
31-Jan-97                                              12,092                                 13,642
28-Feb-97                                              12,065                                 13,548
31-Mar-97                                              11,968                                 13,445
30-Apr-97                                              11,902                                 13,369
31-May-97                                              12,077                                 13,685
30-Jun-97                                              12,242                                 13,840

The chart above shows the performance of the Fund since inception compared to the J.P. Morgan Government Bond Index for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges or professional management fees.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            5.14%             -1.86%
Life of Fund                      2.71%              2.08%
Fund Performance
Average Annualized
1 Year                            6.61%
Life of Fund                      4.16%

PERFORMANCE

The Fund's total return for the six months ended June 30, 1997, was 2.24%; total return for the J.P. Morgan U.S. Government Bond Index(1) over the same period was 2.78%.

MARKET REVIEW

U.S. fixed income markets continued their roller coaster ride during the first six months of 1997. Yields on fixed income securities rose during the first three months of the year as the pace of economic growth increased during the quarter. However, this growth spurt moderated in the second quarter, and fears of runaway growth coupled with accelerating inflation subsided. As a result, yields on 90-day Treasury bills ended the six-month period where they began.

While fixed income markets have been experiencing short-term volatility, longer-term interest rate swings have become much more moderate than they were in the 1980s and early 1990s. This trend results from the current economic environment, characterized by smaller swings in economic activity and benign inflation. Steadily increasing worker productivity, reduced backlogs due to better inventory management, and freer trade and capital flows have all contributed to stable economic growth with decelerating inflation.

Risk premiums have been steadily declining as economic and inflation risks have temporarily lessened. This has been manifested in tighter yield spreads across different quality instruments -- the pickup in yield that accompanies moving down in quality has declined. Also, the yield curve has flattened, reducing the yield pickup earned by purchasing longer dated maturities.

OUTLOOK

While this financial nirvana is not forecast to change in the near term, we also know it will not last forever. Accordingly, we have continued to maintain a high-quality bias in the portfolio; the average maturity has been kept on the shorter side since we are not sacrificing any yield to be defensive in this environment. We continue to believe the economy will grow at a trend rate with low inflation but inflation scares are likely to continue, and short-term volatility will be evident even though the longer-term trend in rates remains intact. The real rate of return available to short-term, high-quality investments continues to be attractive, and the Fund's management will provide the opportunity to participate in this segment of the market.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                GT GLOBAL
                 VARIABLE         JP MORGAN
              US GOVERNMENT     US GOVERNMENT
                SECURITIES          BOND
10-Feb-93             $10,000          $10,000
28-Feb-93              10,008           10,195
31-Mar-93               9,932           10,230
30-Apr-93               9,973           10,314
31-May-93               9,977           10,291
30-Jun-93              10,188           10,501
31-Jul-93              10,286           10,551
31-Aug-93              10,933           10,767
30-Sep-93              10,916           10,812
31-Oct-93              10,992           10,847
30-Nov-93              10,656           10,745
31-Dec-93              10,638           10,792
31-Jan-94              10,891           10,928
28-Feb-94              10,444           10,711
31-Mar-94              10,110           10,501
30-Apr-94               9,994           10,420
31-May-94               9,963           10,414
30-Jun-94               9,963           10,399
31-Jul-94              10,107           10,569
31-Aug-94              10,125           10,583
30-Sep-94               9,980           10,457
31-Oct-94               9,953           10,451
30-Nov-94               9,925           10,420
31-Dec-94               9,971           10,479
31-Jan-95              10,129           10,661
28-Feb-95              10,296           10,886
31-Mar-95              10,343           10,958
30-Apr-95              10,446           11,092
31-May-95              10,805           11,504
30-Jun-95              10,880           11,596
31-Jul-95              10,832           11,564
31-Aug-95              10,947           11,688
30-Sep-95              11,034           11,792
31-Oct-95              11,168           11,958
30-Nov-95              11,304           12,136
31-Dec-95              11,440           12,296
31-Jan-96              11,519           12,381
29-Feb-96              11,313           12,155
31-Mar-96              11,204           12,063
30-Apr-96              11,113           11,997
31-May-96              11,090           11,981
30-Jun-96              11,215           12,119
31-Jul-96              11,233           12,149
31-Aug-96              11,240           12,137
30-Sep-96              11,399           12,319
31-Oct-96              11,660           12,568
30-Nov-96              11,851           12,773
31-Dec-96              11,695           12,658
31-Jan-97              11,716           12,681
28-Feb-97              11,715           12,696
31-Mar-97              11,583           12,570
30-Apr-97              11,732           12,751
31-May-97              11,828           12,864
30-Jun-97              11,957           13,010

The chart above shows the performance of the Fund since inception compared to the JP Morgan US Government Bond Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan U.S. Government Bond Index is a market value-weighted index of U.S. Treasury issues with remaining maturities of at least one year. All returns are calculated with reinvested coupons and are expressed in U.S. dollar terms.

  The index is unmanaged, not available for direct investment and does not include the effect of sales charges or professional management fees.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           29.22%             22.22%
Life of Fund                     13.47%             13.02%
Fund Performance
Average Annualized
1 Year                           31.04%
Life of Fund                     15.06%

PERFORMANCE

The Fund's total return for the six months ended June 30, 1997, was 23.78%. The Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index(1) rose 40.50% over the same period.

While the Fund has participated in the advances made by Latin American markets since the beginning of 1997, its underperformance relative to the index is largely due to underweighting privatization candidates in Brazil, which performed very strongly, and poor stock selection in Mexico.

The Fund has been undergoing significant restructuring over the second quarter of 1997, in conjunction with a revamping of our approach to managing emerging market products. Under the new structure, the Fund is managed by a team based in London. These managers collectively determine the Fund's asset allocation, as well as individually manage one or more country portfolios within the Fund. As part of that evolution, the focus of the Fund is now more on risk-adjusted returns and, therefore, the tracking error of the Fund relative to its benchmark now operates within a prescribed range at country and stock levels. The overall aim of these changes is a more diversified portfolio with a more disciplined approach for monitoring risk relative to the Fund's benchmark.

MARKET REVIEW

Of late, stock markets in Latin America have performed very well overall. A pickup in general confidence in the region has enabled several governments to undertake successful bond issues. Mexico's stock markets rallied as investors focused on the recovery unfolding in many sectors of the domestic economy. The Brazilian market flourished under a host of successes, including a landmark US$3 billion issue of a 30-year bond. Inflation fell to 7% -- its lowest level in 30 years -- and constitutional changes will permit President Cardoso to run for a second term, which augurs well for public finance reform. Meanwhile, Argentine stocks made good progress as further signs of economic recovery emerged.

After a difficult period in late 1996, the bourses of Chile, Colombia and Peru have advanced. In Chile, investors have been encouraged by the likelihood of further easings in interest rates later this year and the outlook for 1998 earnings growth. A reduction in inflation has been a key factor in both Colombia and Peru. Venezuela's stock market also rallied strongly in the second quarter, after a quiet start to the year, on increasing optimism for structural reform.

OUTLOOK

Our longer-term outlook for Latin American equities remains favorable, as the region continues to reap the benefits of structural reform and economic fundamentals continue to improve. The Fund is currently positioned to try to take advantage of the economic strength evident in Mexico by focusing on the infrastructure and consumer sectors. We have also been increasing our positions in Chile in response to its strong fundamentals, the favorable interest rate outlook and the reemergence of earnings growth within the market. Additionally, the Fund continues to be positioned for growth in the Venezuelan market.

We believe the greatest risks to Latin American markets continue to be external, keeping in mind that many of these markets can be volatile. These concerns aside, our outlook remains positive, although we do not expect returns to keep up the pace of the past two years.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE LATIN AMERICA     MSCI EMG LATIN AMERICA
10-Feb-93                               $10,000                     $10,000
28-Feb-93                                10,008                       9,892
31-Mar-93                                 9,983                      10,617
30-Apr-93                                10,017                      10,112
31-May-93                                10,167                      10,268
30-Jun-93                                10,017                      10,938
31-Jul-93                                10,358                      11,256
31-Aug-93                                10,875                      12,224
30-Sep-93                                11,192                      12,382
31-Oct-93                                12,000                      12,832
30-Nov-93                                12,767                      13,722
31-Dec-93                                14,733                      15,509
31-Jan-94                                17,058                      17,941
28-Feb-94                                16,658                      17,351
31-Mar-94                                15,708                      16,118
30-Apr-94                                14,075                      14,901
31-May-94                                14,285                      15,750
30-Jun-94                                13,731                      14,692
31-Jul-94                                14,779                      15,971
31-Aug-94                                17,766                      18,560
30-Sep-94                                18,688                      19,309
31-Oct-94                                18,395                      18,359
30-Nov-94                                18,395                      17,840
31-Dec-94                                16,080                      14,938
31-Jan-95                                13,765                      13,231
28-Feb-95                                12,070                      11,235
31-Mar-95                                10,820                      10,855
30-Apr-95                                12,498                      12,469
31-May-95                                12,339                      12,712
30-Jun-95                                12,630                      12,923
31-Jul-95                                13,102                      13,377
31-Aug-95                                13,190                      13,541
30-Sep-95                                12,817                      13,410
31-Oct-95                                11,658                      12,301
30-Nov-95                                11,736                      12,519
31-Dec-95                                12,198                      12,916
31-Jan-96                                13,377                      14,252
29-Feb-96                                12,758                      13,432
31-Mar-96                                12,994                      13,607
30-Apr-96                                13,740                      14,354
31-May-96                                14,084                      14,809
30-Jun-96                                14,112                      15,176
31-Jul-96                                13,496                      14,574
31-Aug-96                                14,031                      14,993
30-Sep-96                                14,455                      15,326
31-Oct-96                                14,455                      15,170
30-Nov-96                                14,607                      15,298
31-Dec-96                                14,940                      15,753
31-Jan-97                                16,101                      17,285
28-Feb-97                                16,767                      18,423
31-Mar-97                                16,282                      18,143
30-Apr-97                                16,404                      19,026
31-May-97                                17,332                      20,365
30-Jun-97                                18,493                      22,132

The chart above shows the performance of the Fund since inception compared to the MSCI Emerging Markets Global Latin America Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets Global Latin America Index is a market value-weighted average of the performance of securities listed on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index is measured in U.S. dollars, has an aggregate market capitalization of $374.04 billion and includes the effect of reinvested dividends.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           20.31%             13.31%
Life of Fund                     10.86%             10.38%
Fund Performance
Average Annualized
1 Year                           22.00%
Life of Fund                     12.42%

PERFORMANCE

For the six-month reporting period to June 30, 1997, the Fund's total return was 8.71%. Total return over the same period was 15.62% for the Morgan Stanley Capital International (MSCI) World Index(1) and -1.09% for the J.P. Morgan Global Government Bond Index.(2)

While superior returns were achieved relative to the J.P. Morgan Global Government Bond Index as a result of the Fund's significant allocation to equities, the Fund underperformed the MSCI World Index because of its holdings in global fixed income. Among equity holdings, financial and energy stocks experienced strong gains. The Fund also benefited from its orientation toward larger cap stocks, which outperformed smaller cap stocks on a global basis.

MARKET REVIEW

In addition to the supportive environment of accelerated economic growth, low inflation and low interest rates, many European equities markets were propelled to new highs as corporate restructuring and increasing emphasis on creation of shareholder value gained ground.

Although performance of UK equities, while still respectable, lagged many of its continental counterparts, the Fund maintains a significant weighting in this market for a number of reasons. Historically, the UK has the most shareholder-oriented corporate sector in the world outside the U.S. It also has many distinguished, globally oriented companies that enjoy brand recognition and have considerable pricing power. Finally, the new Labour government has turned over responsibility for setting interest rates to the Bank of England, signaling a commitment to low inflation.

Over the period, we increased the Fund's exposure to the U.S. and the Netherlands. In the U.S., we feel that due to the expanding labor market, together with improving productivity the economy should be able to grow at around 3% annually without increasing inflationary pressures -- first quarter corporate earnings were exceptionally favorable. And while the U.S. stock market may not have the same upside potential as other markets that have performed less well over the last two years, we believe stocks with strong global positions and good earnings growth should continue to provide good returns. Meanwhile, the Netherlands remains home to some of what we see as the best companies, many of which we own.

On the fixed income side, our strategy has been to reduce the overweighting we had through much of last year in some of the peripheral European markets such as Italy and Spain, as those markets overshot our targets. These markets were running very fast, not just on fundamental economics, but also on speculation about European Monetary Union (EMU) and membership in the Exchange Rate Mechanism (ERM).

OUTLOOK

Low inflation, attractive valuations, restructuring and large corporations taking advantage of the trend toward globalization are major trends that have worked to the Fund's advantage over the last several years; they appear set to continue.

On the fixed income side, the period has seen some retrenchment and, at least over the shorter term, we believe we are moving into a slightly less bond-friendly environment. We currently expect the bias of the portfolio to continue to shift out of Europe, both core and peripheral markets, and into dollar-bloc countries -- Canada, Australia, the U.S. and New Zealand, for example.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE GROWTH & INCOME     MSCI WORLD      JP MORGAN GLOBAL GOVERNMENT BOND
10-Feb-93                                    10,000         10,000                                 10,000
28-Feb-93                                    10,008         10,102                                 10,209
31-Mar-93                                    10,228         10,689                                 10,366
30-Apr-93                                    10,261         11,187                                 10,555
31-May-93                                    10,361         11,447                                 10,622
30-Jun-93                                    10,437         11,352                                 10,630
31-Jul-93                                    10,673         11,588                                 10,635
31-Aug-93                                    11,145         12,121                                 10,950
30-Sep-93                                    11,155         11,899                                 11,065
31-Oct-93                                    11,460         12,229                                 11,060
30-Nov-93                                    11,333         11,539                                 10,979
31-Dec-93                                    11,775         12,106                                 11,092
31-Jan-94                                    12,135         12,906                                 11,196
28-Feb-94                                    11,639         12,741                                 11,073
31-Mar-94                                    11,312         12,194                                 11,022
30-Apr-94                                    11,467         12,573                                 11,014
31-May-94                                    11,355         12,608                                 10,923
30-Jun-94                                    11,278         12,575                                 11,052
31-Jul-94                                    11,573         12,816                                 11,156
31-Aug-94                                    11,721         13,204                                 11,127
30-Sep-94                                    11,455         12,860                                 11,183
31-Oct-94                                    11,796         13,228                                 11,350
30-Nov-94                                    11,394         12,656                                 11,207
31-Dec-94                                    11,439         12,781                                 11,233
31-Jan-95                                    11,360         12,592                                 11,461
28-Feb-95                                    11,580         12,778                                 11,756
31-Mar-95                                    11,590         13,396                                 12,354
30-Apr-95                                    11,821         13,866                                 12,551
31-May-95                                    12,114         13,987                                 12,901
30-Jun-95                                    12,059         13,986                                 12,982
31-Jul-95                                    12,417         14,688                                 13,043
31-Aug-95                                    12,166         14,363                                 12,681
30-Sep-95                                    12,471         14,785                                 12,966
31-Oct-95                                    12,597         14,555                                 13,093
30-Nov-95                                    12,813         15,063                                 13,239
31-Dec-95                                    13,211         15,506                                 13,403
31-Jan-96                                    13,301         15,789                                 13,265
29-Feb-96                                    13,392         15,888                                 13,188
31-Mar-96                                    13,410         16,156                                 13,168
30-Apr-96                                    13,483         16,538                                 13,119
31-May-96                                    13,647         16,556                                 13,132
30-Jun-96                                    13,694         16,642                                 13,247
31-Jul-96                                    13,602         16,057                                 13,491
31-Aug-96                                    13,951         16,245                                 13,547
30-Sep-96                                    14,200         16,884                                 13,622
31-Oct-96                                    14,653         17,005                                 13,892
30-Nov-96                                    15,245         17,961                                 14,090
31-Dec-96                                    15,368         17,676                                 13,992
31-Jan-97                                    15,247         17,892                                 13,642
28-Feb-97                                    15,489         18,101                                 13,548
31-Mar-97                                    15,555         17,746                                 13,445
30-Apr-97                                    15,649         18,329                                 13,369
31-May-97                                    16,295         19,464                                 13,685
30-Jun-97                                    16,706         20,438                                 13,840

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: October 18, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            6.95%             -0.05%
Life of Fund                     17.71%             17.01%
Fund Performance
Average Annualized
1 Year                            8.44%
Life of Fund                     19.36%

PERFORMANCE

For the six months ended June 30, 1997, the Fund's total return was 11.72%. Total return over the same investment period was 12.01% for the MSCI Telecommunications Index(1) and 15.62% for the MSCI World Index.(2) The more comprehensive Salomon Brothers Global Telecommunications Index,(3) which has a component of emerging market stocks, returned 19.37% over the period.

Relative to its benchmarks, the Fund generally suffered as a result of its exposure to telecommunications technology, which is not represented in either the MSCI Telecommunications Index or the Salomon Brothers Global
Telecommunications Index.

MARKET REVIEW

In general, telecommunications technology was hit hard in the first quarter of this year on the back of a slowdown in demand for networking products. Having earlier reduced our tech exposure because of valuation concerns, we are now growing more optimistic as valuations are becoming more attractive. We see promising developments in the wireless infrastructure area as well as in a number of other areas, including switching, transmission equipment and some of the basic wireline infrastructure stocks.

On the legislation front, although deregulation in the U.S. telecommunications industry was passed over a year ago, we've been disappointed by the delay in results. A number of court challenges have been mounted, and the FCC has had its hands full because specific provisions were intentionally left vague to get the bill passed.

However, increasing political pressure is pushing the FCC to move things ahead, and we expect some decisions will be forthcoming. The key from an investment perspective is timing -- when will the log jam be broken and how soon will the market perceive that competition is moving forward? In our opinion, the real catalyst for a change in thinking will be FCC acceptance of one of the RBOCs' (regional bell operating companies) petitions to provide long distance, which we believe has a good chance of occurring in the second half of 1997 or first half of 1998. This could be particularly positive for a number of the Fund's equipment stocks and also some of the service stocks.

Meanwhile, emerging market telcos have enjoyed an encouraging year. We think the downtrend and sideways movement prominent in emerging markets over the last three years have likely run their course. Already, we've seen positive developments in the competitiveness of some specific emerging market telcos. The issue of declining accounting rates as a result of FCC pressure remains, however, and we have avoided companies we think will be affected, including some of the Asian telephone companies we believe may be hit hard over time. Also, emerging markets' telecom stocks remain particularly sensitive to changes in demand for emerging market equities because they are typically the largest capitalization stocks in any given market.

OUTLOOK

While the telecommunications arena has been a difficult one over the last couple of years, we remain optimistic about the industry's future and see very attractive valuations in almost every area in which we invest, including most of the technology stocks we follow. For now, we will concentrate on selected equipment manufacturers and service providers in cellular and emerging markets landline, seeking to produce strong performance over the remainder of the year.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  GT GLOBAL
                  VARIABLE           MSCI            MSCI
             TELECOMMUNICATIONS     WORLD     TELECOMMUNICATIONS
18-Oct-93               $ 10,000    $ 10,000             $ 10,000
31-Oct-93                 10,008      10,020                9,995
30-Nov-93                  9,942       9,455                9,469
31-Dec-93                 10,892       9,919                9,640
31-Jan-94                 11,358      10,575               10,078
28-Feb-94                 11,033      10,440                9,421
31-Mar-94                 10,167       9,991                9,138
30-Apr-94                 10,402      10,302                9,449
31-May-94                 10,485      10,330                9,517
30-Jun-94                 10,226      10,303                9,485
31-Jul-94                 10,927      10,501                9,783
31-Aug-94                 11,662      10,819               10,105
30-Sep-94                 11,562      10,537                9,830
31-Oct-94                 11,871      10,838               10,062
30-Nov-94                 11,370      10,370                9,390
31-Dec-94                 11,670      10,473                9,382
31-Jan-95                 11,529      10,317                9,610
28-Feb-95                 11,337      10,470                9,622
31-Mar-95                 11,345      10,977                9,829
30-Apr-95                 11,662      11,361                9,975
31-May-95                 12,422      11,461               10,147
30-Jun-95                 13,422      11,459               10,334
31-Jul-95                 14,552      12,035               10,600
31-Aug-95                 14,920      11,769               10,863
30-Sep-95                 15,399      12,114               11,533
31-Oct-95                 14,166      11,926               11,420
30-Nov-95                 14,423      12,342               11,519
31-Dec-95                 14,432      12,705               11,903
31-Jan-96                 14,594      12,937               12,136
29-Feb-96                 15,579      13,018               12,061
31-Mar-96                 15,476      13,237               11,908
30-Apr-96                 17,231      13,551               12,317
31-May-96                 18,018      13,565               12,215
30-Jun-96                 17,746      13,636               12,211
31-Jul-96                 16,208      13,157               11,419
31-Aug-96                 16,939      13,311               11,503
30-Sep-96                 17,024      13,834               11,666
31-Oct-96                 16,255      13,933               11,925
30-Nov-96                 17,024      14,717               12,603
31-Dec-96                 17,223      14,483               12,916
31-Jan-97                 18,524      14,660               13,072
28-Feb-97                 17,603      14,831               13,242
31-Mar-97                 16,673      14,541               12,856
30-Apr-97                 16,844      15,018               13,027
31-May-97                 18,363      15,948               13,855
30-Jun-97                 19,243      16,746               14,468

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Telecommunications Index is a market value-weighted average of the performance of 29 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(3) The Salomon Brothers Global Telecommunications Index is a market value-weighted average of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalizations of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           18.02%             11.02%
Life of Fund                     10.11%              8.71%
Fund Performance
Average Annualized
1 Year                           19.67%
Life of Fund                     11.65%

PERFORMANCE

For the six months ended June 30, 1997, the Fund's total return was 14.55%. Total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Index was 18.00%, while the International Finance Company (IFC) Global Composite(1) returned 17.09% for the period.

The Emerging Markets Fund has undergone significant restructuring in 1997, in conjunction with a revamping of our approach to managing emerging market products. As part of the evolutionary change, risk control guidelines have been enhanced and stock selection is also more disciplined -- stocks are ranked on our Global Stock Research Database and price targets are established by country analysts. The use of these rankings is compulsory for the construction of country portfolios by investment managers. These changes are intended to strengthen management of the total risk and, as a result, to maximize the risk-adjusted return relative to its benchmark.

During this period of transition, the Fund underperformed the indices, partially as a result of its underweighted position in Taiwan. Additionally, the Fund's exposure to the Czech Republic -- a market burdened by ongoing difficulties -- and poor stock selection in Israel and Portugal, negatively impacted returns. The Fund's considerable cash position also negatively affected performance.

MARKET REVIEW

In general, Latin American markets enjoyed a strong six months as governments regained credibility damaged by the Mexican peso crisis at the beginning of 1995. In Brazil, the region's top-performing market, investors focused on the government's progress towards the privatization of key assets.

On the other hand, the fortunes of countries in Asia were considerably more mixed. Stocks in Hong Kong and Taiwan that are well placed to benefit from the acceleration of the Chinese economy have generally risen strongly. In Indonesia, investors were encouraged by the electoral victory of Golkar, the ruling political party. Share prices finally bounced in Korea as the short-term rally in the yen provided a boost to the country's export competitiveness. The Thai stock market, in contrast, continued to be weighed down by a devaluation in its currency and by crises in the property and banking sectors. Fears that Malaysia and the Philippines would be affected by similar problems caused share prices in those countries to fall as well.

Elsewhere, in Russia share prices soared as President Yeltsin's consolidation of power augured well for future economic reform. The markets of Greece and Portugal advanced, in line with those of other peripheral European countries such as Spain. The Indian market also performed well, thanks to growing foreign investment and continuing falls in interest rates.

OUTLOOK

Although volatile, we continue to believe emerging equity markets offer opportunities for attractive returns. We expect continued strength will be underpinned by a supportive global financial environment in which inflationary pressures will, for the time being, remain minimal throughout the world. As a result, we feel central banks in the developed world will find little reason to raise interest rates. Emerging markets should also benefit from plenty of liquidity, which can support the prices of financial assets.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   MSCI
                 GT GLOBAL       EMERGING       IFC
                 VARIABLE        MARKETS      GLOBAL
             EMERGING MARKETS     GLOBAL     COMPOSITE
5-Jul-94              $ 10,000     $10,000     $ 10,000
31-Jul-94               10,025      10,552       10,524
31-Aug-94               10,408      11,636       11,669
30-Sep-94               11,358      11,952       12,035
31-Oct-94               11,400      11,661       11,780
30-Nov-94               10,917      11,115       11,276
31-Dec-94               10,012      10,535       10,653
31-Jan-95                9,095       9,381        9,442
28-Feb-95                8,337       9,214        9,324
31-Mar-95                8,135       9,343        9,286
30-Apr-95                8,867       9,535        9,432
31-May-95                9,406       9,870        9,789
30-Jun-95                9,398       9,846        9,770
31-Jul-95                9,886       9,995        9,956
31-Aug-95                9,381       9,664        9,568
30-Sep-95                9,356       9,771        9,627
31-Oct-95                9,103       9,446        9,343
30-Nov-95                8,724       9,210        9,077
31-Dec-95                9,257       9,566        9,340
31-Jan-96                9,896      10,001        9,821
29-Feb-96               10,381       9,873        9,759
31-Mar-96               10,857      10,013        9,914
30-Apr-96               11,699      10,730       10,652
31-May-96               11,853      10,522       10,447
30-Jun-96               11,614      10,660       10,600
31-Jul-96               11,155       9,937        9,939
31-Aug-96               11,291      10,156       10,160
30-Sep-96               11,487      10,244       10,251
31-Oct-96               11,521       9,954       10,022
30-Nov-96               12,133      10,133       10,166
31-Dec-96               12,133      10,139       10,077
31-Jan-97               12,635      10,800       10,753
28-Feb-97               13,112      11,236       11,242
31-Mar-97               12,984      10,960       11,044
30-Apr-97               12,984      11,038       11,045
31-May-97               13,393      11,311       11,226
30-Jun-97               13,899      11,965       11,799

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets and IFC Indices are market value-weighted averages of the performance of securities listed on the exchanges of 27 and 26 countries, respectively. They include the effect of reinvested dividends and are measured in U.S. dollars. The IFC index is substantially similar to the MSCI index, except that larger companies are represented in the IFC index.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           12.44%              5.44%
Life of Fund                     16.94%             14.75%
Fund Performance
Average Annualized
1 Year                           14.52%
Life of Fund                     18.07%

PERFORMANCE

For the six months ended June 30, 1997, the Fund's total return was 8.08%. Over the same investment period, the Morgan Stanley Capital International (MSCI) World Index(1) returned a total of 15.62%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

The Fund's returns were supported by general strength in Latin American markets, and performance was enhanced by privatizations, particularly in Brazil, where our investments in power companies have done very well. Elsewhere, selective companies in the U.S., Finland, Spain, Greece, Australia and India also benefited the Fund.

MARKET REVIEW

Latin American markets prospered under the inflow of foreign portfolio investments. Depending on the country in question, foreign investors were attracted by the prospects of further economic reform and/or the reality of a pickup in domestic demand. Most of the regional markets performed well, with Brazil leading the way. The Brazilian market flourished under a host of successes, including a landmark US$3 billion issue of a 30-year bond. Inflation fell to 7% -- its lowest level in 30 years -- and constitutional changes permitted President Cardoso to run for a second term. This augurs well for public finance reform.

A number of developments in the emerging markets of Asia, however, hampered performance, although successful infrastructure investments in Hong Kong and India offset some of the declines. Sentiment in East Asia, for the most part, was dampened by concerns over property speculation and the feverish pace of credit expansion. Additionally, many of these economies have witnessed a slowdown in demand for their exports accompanied by a strengthening U.S. dollar (several of these countries' currencies are tied to the dollar), which has made many of their products relatively more expensive.

OUTLOOK

First and foremost, the global financial environment remains benign. The absence of global inflationary pressures suggests interest rates are unlikely to increase by much in the developed world, except in the UK, which has been raising rates. Easy money assists growth, exporters (by way of softening currencies) and chances of participation in European Monetary Union (EMU).

In Asia, we still see attractive themes throughout the region. Infrastructure development in Malaysia, the economic upturn in China and reform in the Philippines are three trends we are attempting to exploit. Above all, as the recent general strength of the (hugely diverse) emerging European, Middle East and African (EMEA) markets suggests, investors are alert to opportunities that develop when particular countries initiate economic reform.

Although their markets can be volatile, emerging economies continue to stand out as areas of significant potential. As these nations enjoy increasing stability and economic growth, we anticipate their needs for infrastructure development will accelerate. We are also attracted by capital goods producers (power plants and other infrastructure building blocks) we believe stand to benefit from an increase in demand for equipment to build emerging market infrastructure.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL
                VARIABLE       MSCI
             INFRASTRUCTURE    WORLD
31-Jan-95           $10,000    $10,000
28-Feb-95             9,942     10,148
31-Mar-95             9,967     10,639
30-Apr-95            10,467     11,012
31-May-95            10,742     11,108
30-Jun-95            11,025     11,107
31-Jul-95            11,550     11,665
31-Aug-95            11,250     11,407
30-Sep-95            11,225     11,741
31-Oct-95            10,700     11,559
30-Nov-95            10,900     11,962
31-Dec-95            11,058     12,314
31-Jan-96            11,308     12,539
29-Feb-96            11,392     12,618
31-Mar-96            11,508     12,830
30-Apr-96            12,450     13,134
31-May-96            12,925     13,148
30-Jun-96            13,033     13,217
31-Jul-96            12,608     12,752
31-Aug-96            12,925     12,901
30-Sep-96            13,181     13,409
31-Oct-96            13,038     13,505
30-Nov-96            13,508     14,264
31-Dec-96            13,809     14,038
31-Jan-97            14,262     14,209
28-Feb-97            14,120     14,375
31-Mar-97            13,860     14,093
30-Apr-97            13,759     14,556
31-May-97            14,489     15,458
30-Jun-97            14,926     16,231

The chart above shows the performance of the Fund since inception compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            6.00%             -1.00%
Life of Fund                     21.53%             19.94%
Fund Performance
Average Annualized
1 Year                            7.48%
Life of Fund                     23.27%

PERFORMANCE

While the natural resources environment has been a difficult one over the last six months, we remain bullish about long-term opportunities for the sector. With respect to the Fund's performance, general market volatility, coupled with a flagging oil sector, precipitated a fall in the Fund's returns. For the six months ending June 30, 1997, total return was -10.35%. During the same period, the Morgan Stanley Capital International (MSCI) World Index(1) returned 15.62%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in natural resources industries.

MARKET REVIEW

The decline in the Fund's performance has occurred primarily on the back of a selloff in oil service stocks, which fell 20%-30% over the first quarter. With the fall in hydrocarbon prices (oil prices have fallen from $25 to $20 a barrel and natural gas prices from $3.20 to $1.90), investors became nervous and sold the stocks down, even though earnings per share were rising.

However, we remain positive about the oil service sector overall because fundamentals have actually continued to improve. The sector has been going through a substantial recovery after being in a recession for 15 years and, contrary to perceptions, their business is not, in fact, dependent on hydrocarbon pricing in the short term. When oil companies budget new projects, they don't look at where prices are today, but take a longer-term approach. So we feel the fall in share prices of these companies is unjustified, and their earnings and cash flow continue to grow better than any other sectors within the natural resources industry, based on increased demand for equipment and decreases in supply.

Recent market volatility also affected the Fund. Natural resource stocks were no exception to the overall selloff in small cap growth stocks in the first quarter. In addition, prices for commodities such as oil, gas, gold, forest products, chemicals, base metals and steel are at depressed levels.

OUTLOOK

As of June 30, 1997, our largest weighting was in the energy production area. Our next largest weighting was in the energy services area, which is experiencing a significant increase in demand after being in a prolonged recession.

Positive changes continue to take place in natural resources around the world. Demand continues to be robust in emerging markets and, in addition, growth appears to be synchronizing in the developed world, which we believe is likely to drive commodity prices higher eventually. Growth in the U.S. has been strong for a number of years, but it's just beginning to pick up in Europe and Japan. If all three were to grow simultaneously this year, we believe we could see substantially higher commodity prices and stock reratings.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL
              VARIABLE
              NATURAL       MSCI
             RESOURCES     WORLD
31-Jan-95      $ 10,000    $ 10,000
28-Feb-95        10,050      10,148
31-Mar-95        10,375      10,639
30-Apr-95        10,683      11,012
31-May-95        10,750      11,108
30-Jun-95        11,067      11,107
31-Jul-95        11,867      11,665
31-Aug-95        11,717      11,407
30-Sep-95        11,650      11,741
31-Oct-95        11,358      11,559
30-Nov-95        11,767      11,962
31-Dec-95        12,220      12,314
31-Jan-96        12,643      12,539
29-Feb-96        13,532      12,618
31-Mar-96        14,280      12,830
30-Apr-96        15,574      13,134
31-May-96        16,208      13,148
30-Jun-96        15,407      13,217
31-Jul-96        14,976      12,752
31-Aug-96        16,252      12,901
30-Sep-96        17,282      13,409
31-Oct-96        17,643      13,505
30-Nov-96        18,321      14,264
31-Dec-96        18,471      14,038
31-Jan-97        18,620      14,209
28-Feb-97        16,437      14,375
31-Mar-97        15,618      14,093
30-Apr-97        15,046      14,556
31-May-97        16,375      15,458
30-Jun-97        16,560      16,231

The chart above shows the performance of the Fund since inception compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH JUNE 30, 1997(1)
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            5.96%             -1.04%
Life of Fund                     15.45%             15.02%
Fund Performance
Average Annualized
1 Year                            7.45%
Life of Fund                     17.08%

PERFORMANCE

For the six months ended June 30, 1997, the Fund's total return was -1.49%; total return over the same investment period was 12.63% for the Russell Midcap Index.(2)

The Fund underperformed the indices considerably in the first quarter of the year, primarily because of the shift in portfolio managers and restructuring of the Fund's market capitalization orientation at the beginning of 1997. The Fund also had a high exposure to the energy sector going into the new year, which performed poorly in the first quarter on the back of declining oil prices.

During this transition period, we took advantage of difficult market conditions to reposition the portfolio at excellent prices, coming through the painful period very well placed for the second quarter and, we believe, the balance of the year. We also believe the Fund's repositioning was completed by late March, and the Fund's stronger results in the second quarter fully reflect our management style and approach.

MARKET REVIEW

The second quarter of 1997 was one of the strongest in history for U.S. equity market performance. The pessimism prevalent at the end of March shifted to surging optimism on a confluence of positive trends. In contrast to the previous four quarters, when the largest large cap stocks had the biggest gains, the rally in the second quarter of this year was broadly based, with small and mid cap issues participating strongly.

Prior to the second quarter, equity markets had been bolstered by the largest large cap stocks while small and mid-cap stocks languished. In this environment small growth stocks, in particular, retreated due to extended valuations and the higher risk associated with them. In view of the extended market cycle, investors flocked to large cap stocks due to their earnings stability and liquidity. Additionally, a flight toward large cap stocks was precipitated in part by the rising popularity of larger-cap index tracker funds.

In the second quarter, however, markets favored a broad range of stocks in terms of capitalization. In addition, both equity and fixed income markets benefited from what could be described as the most positive investment environment in several decades. Controlled inflation, a slowdown from the vigorous first quarter GDP growth, strong corporate earnings, a shrinking federal budget deficit and progress toward a balanced budget deal in Congress all contributed to the second quarter's favorable atmosphere.

OUTLOOK

Our view of the equity market remains positive for the third quarter, but we believe the pace going forward is unlikely to match the first half. However, the basic backdrop continues to be encouraging -- low inflation, favorable demographics, rising savings rates, and strong corporate profits growth. In addition, demand for equities is still strong, stimulated by above-trend inflows to mutual funds. Exceptionally robust merger and takeover activity, combined with ongoing stock buybacks, is mitigating the supply of equities and support prices. We believe all these factors point to continued positive, long-term trends for U.S. financial markets.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE AMERICA    S&P MIDCAP 400 (3)     RUSSELL MIDCAP   RUSSELL 2000 (3)
10-Feb-93                          $10,000                $10,000           $10,000            $10,000
28-Feb-93                           10,008                  9,725             9,836              9,733
31-Mar-93                            9,908                 10,061            10,156             10,049
30-Apr-93                            9,525                  9,798             9,887              9,772
31-May-93                           10,150                 10,244            10,201             10,205
30-Jun-93                            9,817                 10,295            10,316             10,268
31-Jul-93                            9,992                 10,275            10,366             10,410
31-Aug-93                           10,308                 10,700            10,827             10,859
30-Sep-93                           10,417                 10,813            10,868             11,166
31-Oct-93                           11,108                 10,848            10,877             11,453
30-Nov-93                           11,225                 10,608            10,625             11,080
31-Dec-93                           11,467                 11,100            11,010             11,459
31-Jan-94                           11,650                 11,359            11,314             11,818
28-Feb-94                           12,033                 11,197            11,160             11,775
31-Mar-94                           12,275                 10,679            10,684             11,155
30-Apr-94                           12,502                 10,758            10,758             11,221
31-May-94                           12,675                 10,656            10,772             11,095
30-Jun-94                           12,666                 10,289            10,453             10,720
31-Jul-94                           12,640                 10,638            10,812             10,897
31-Aug-94                           13,365                 11,195            11,325             11,504
30-Sep-94                           13,485                 10,986            11,048             11,465
31-Oct-94                           13,511                 11,106            11,132             11,418
30-Nov-94                           13,339                 10,605            10,641             10,957
31-Dec-94                           13,632                 10,702            10,780             11,250
31-Jan-95                           13,761                 10,814            11,001             11,108
28-Feb-95                           14,442                 11,381            11,570             11,570
31-Mar-95                           14,986                 11,578            11,901             11,769
30-Apr-95                           15,606                 11,811            12,081             12,030
31-May-95                           16,003                 12,096            12,478             12,237
30-Jun-95                           17,028                 12,588            12,897             12,872
31-Jul-95                           17,968                 13,244            13,523             13,613
31-Aug-95                           18,135                 13,490            13,731             13,895
30-Sep-95                           18,222                 13,817            14,041             14,143
31-Oct-95                           17,555                 13,461            13,727             13,511
30-Nov-95                           18,012                 14,049            14,410             14,078
31-Dec-95                           17,089                 14,014            14,494             14,450
31-Jan-96                           17,204                 14,217            14,799             14,434
29-Feb-96                           17,581                 14,701            15,147             14,884
31-Mar-96                           17,766                 14,877            15,366             15,187
30-Apr-96                           19,180                 15,331            15,801             15,999
31-May-96                           19,294                 15,538            16,040             16,629
30-Jun-96                           18,574                 15,305            15,799             15,947
31-Jul-96                           17,424                 14,270            14,821             14,554
31-Aug-96                           18,338                 15,093            15,527             15,399
30-Sep-96                           19,581                 15,751            16,294             16,001
31-Oct-96                           19,592                 15,797            16,424             15,754
30-Nov-96                           20,445                 16,686            17,425             16,403
31-Dec-96                           20,260                 16,705            17,247             16,833
31-Jan-97                           20,599                 17,332            17,892             17,170
28-Feb-97                           19,037                 17,189            17,865             16,753
31-Mar-97                           17,402                 16,457            17,106             15,963
30-Apr-97                           17,752                 16,883            17,531             16,007
31-May-97                           19,324                 18,360            18,811             17,788
30-Jun-97                           19,958                 18,875            19,426             18,550

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) Prior to January 2, 1997, the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase. The Fund now invests primarily in companies having a market capitalization of $1 billion to $5 billion at the time of purchase.

(2) The Russell Midcap Index is composed of the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. With the change in the Fund's emphasis more toward mid cap stocks, the Fund has also changed its benchmark to the Russell Midcap Index from the Russell 2000 and the S&P Mid Cap 400. We feel the Russell Midcap Index is the most relevant comparable index for the Fund.

(3) The Russell 2000 Index is composed of 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $171.7 million to $1.1 billion as of June 1997. The S&P Mid Cap 400 Index is composed of the capitalization-weighted average price of 400 selected common stocks of medium-size domestic companies. Their performance includes the effect of reinvested dividends and is measured in U.S. dollars.

  Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE NEW PACIFIC FUND(1)

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            7.25%              0.25%
Life of Fund                      8.32%              7.79%
Fund Performance
Average Annualized
1 Year                            8.76%
Life of Fund                      9.84%

PERFORMANCE

In contrast to last year's strong performance, regional markets have generally had a difficult first half of the year. Against this backdrop, the Fund returned a disappointing -1.50%. The Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(2) returned 1.74% over the same period.

Unfortunately, the Fund's strong holdings in Hong Kong were overshadowed by weak securities in Malaysia, causing the Fund to underperform the index. Additionally, the Fund's underweighted position in Australia (early in the period) and sizable position in the Philippines, which is not represented in the index, also negatively affected Fund performance.

MARKET REVIEW

Weakness has been driven in part by what seemed almost a sudden investor awareness that the Asian growth miracle, whereby growth rates of 9% or more had become expected, was indeed approaching a normal, more sustainable level of 4% to 5%. While these highly charged economies are hardly falling apart, their vulnerability to a drop in demand from the industrialized world has become evident. Over the longer term, markets have also become mindful of increased competition from China.

Additionally, concerns over property speculation, currency devaluation and the feverish pace of credit expansion came to the fore. Thailand suffered the bulk of negative sentiment, while fears of a Thai-style property crisis also haunted investors in Malaysia and the Philippines.

Particular issues also surfaced elsewhere. A mixed environment for corporate earnings kept a lid on earnings in Singapore. The electoral victory of ruling party Golkar contributed to a modest advance in share prices in Indonesia. Korean stocks rallied further as investors perceived that the price of DRAM computer chips (a major commodity product for several of the largest companies and a key export for the country) may stabilize later in 1997.

In Hong Kong, while the year got off to a slow start, the market's performance picked up considerably in the second quarter as investors focused on opportunities from the growth of the Chinese economy. A cyclical recovery is underway -- industrial production is growing at around 12% a year. Meanwhile, inflation is only about 2%. In this environment, red-chip stocks, which are controlled by Chinese interests and do most (or all) of their business in China but are domiciled and listed in Hong Kong, performed especially well.

OUTLOOK

Our current strategy remains very bullish in China/Hong Kong, cautious in ASEAN (Association of South East Asian Nations), especially Malaysia, and quietly confident in Australia. China is at the beginning of a new cycle we believe is unlikely to overheat before the year 2000. As of June 30, the Fund was invested in several Chinese red chips -- the emergence of which we believe to be a multi-year theme -- which we look to becoming recognizable household names.

We are also currently finding a number of attractive opportunities in Australia, where authorities have been proactive with respect to monetary policy, initiating a series of easing actions in advance of expectations. We believe these cuts have set the scene for multiple years of upward earnings revisions and the potential for an economic boom.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL VARIABLE NEW PACIFIC   MSCI PACIFIC EX-JAPAN
10-Feb-93                             $10,000                 $10,000
28-Feb-93                              10,008                  10,540
31-Mar-93                              10,308                  10,719
30-Apr-93                              10,833                  11,268
31-May-93                              11,258                  11,700
30-Jun-93                              10,892                  11,345
31-Jul-93                              11,308                  11,746
31-Aug-93                              11,692                  12,633
30-Sep-93                              11,808                  12,877
31-Oct-93                              12,425                  14,960
30-Nov-93                              11,992                  14,513
31-Dec-93                              13,392                  17,527
31-Jan-94                              13,425                  17,046
28-Feb-94                              12,900                  16,216
31-Mar-94                              11,808                  14,494
30-Apr-94                              12,174                  15,167
31-May-94                              12,417                  15,668
30-Jun-94                              11,990                  14,974
31-Jul-94                              12,425                  15,763
31-Aug-94                              13,262                  16,822
30-Sep-94                              13,019                  16,381
31-Oct-94                              12,960                  16,645
30-Nov-94                              11,940                  15,311
31-Dec-94                              11,722                  15,075
31-Jan-95                              10,526                  13,774
28-Feb-95                              10,818                  15,061
31-Mar-95                              10,869                  15,219
30-Apr-95                              11,028                  15,421
31-May-95                              11,638                  16,468
30-Jun-95                              11,655                  16,157
31-Jul-95                              12,226                  16,824
31-Aug-95                              11,773                  16,379
30-Sep-95                              11,714                  16,590
31-Oct-95                              11,319                  16,298
30-Nov-95                              11,134                  16,443
31-Dec-95                              11,697                  17,090
31-Jan-96                              13,025                  18,226
29-Feb-96                              13,008                  18,503
31-Mar-96                              12,941                  18,744
30-Apr-96                              13,630                  19,261
31-May-96                              14,269                  19,069
30-Jun-96                              13,875                  18,714
31-Jul-96                              13,467                  17,776
31-Aug-96                              14,232                  18,576
30-Sep-96                              14,351                  19,056
31-Oct-96                              14,461                  19,579
30-Nov-96                              15,295                  20,629
31-Dec-96                              15,320                  20,674
31-Jan-97                              15,609                  20,431
28-Feb-97                              16,051                  20,726
31-Mar-97                              14,946                  19,769
30-Apr-97                              14,138                  19,368
31-May-97                              15,031                  20,578
30-Jun-97                              15,091                  21,033

The chart above shows the performance of the Fund since inception compared to the MSCI Pacific ex-Japan Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) On July 5, 1994, the Fund eliminated Japan from its primary investment area.

(2) The MSCI Pacific ex-Japan Index is a market value-weighted average of the performance of 213 securities listed on five major Pacific Rim stock exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           17.45%             10.45%
Life of Fund                     15.70%             15.28%
Fund Performance
Average Annualized
1 Year                           19.09%
Life of Fund                     17.32%

PERFORMANCE

While the Fund has participated in the general rally in European stock markets, strong gains in Switzerland were overshadowed by weak security selection in the UK and Germany, and the Fund had a total return of 11.05%. The Morgan Stanley Capital International (MSCI) Europe Index(1) returned 14.45% over the same period.

MARKET REVIEW

Most major European markets rose to near all-time highs as interest rates trended down, and investors focused on the potential for accelerated growth over the next year. The European Commission forecast that for the EU (European Union) as a whole, GDP growth should increase from 1.6% in 1996 to 2.4% in 1997 and 2.8% next year. The profits of many larger European companies were also buoyed by the strength of the U.S. dollar and UK sterling. Since the beginning of 1996, the dollar has rallied by over 10% against major continental European currencies, and at around DM2.93, sterling is at its highest rate since mid-1992, providing an additional fillip to continental exporters' earnings.

The Swiss market, encouraged by a fall in interest rates to their lowest level since 1979, was the top-performing market in dollar terms over the first half of the year. Stock market strength also came from the benefits many larger corporations have enjoyed as a result of mergers, de-mergers, wholesale restructuring and other measures taken over the last two years to boost profitability.

OUTLOOK

It's important to emphasize that Europe is different from other mature areas. Looking at a list of the top 10 companies globally in each sector, we find that in spite of Europe's having an aggregate GDP level comparable to the U.S., European companies are under-represented. This is because their markets are more fragmented. However, as European companies realize the need for economies of scale, we expect more of them to be included. Already, we've seen a number of big consolidations, particularly in IT, services and health care. Moreover, as the concept of shareholder value and the need to maximize returns continue to gain ground in Europe, we anticipate increasingly interesting investment opportunities.

In general, the Fund's investment strategy focuses on particular stocks and sectors, rather than markets, emphasizing companies offering visibly superior earnings growth prospects. This reflects our view that in an environment of global disinflation, investors are likely to seek -- and pay premium multiples for -- companies and industries that are expanding.

The portfolio currently includes major companies that are restructuring and stocks we think have strong positions in rapidly growing segments of the media and telecommunications industries. Additionally, we find selected companies in service industries such as specialist software and temporary manpower attractive. The Fund also seeks opportunities offered by world class companies that are leaders in industries such as pharmaceuticals, and companies we think will be the beneficiaries of rationalization and cost-cutting. Of course, continental Europe is also home to many multinational corporations that have the potential to exploit the growth in demand for infrastructure and telecommunications equipment in emerging markets.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL VARIABLE EUROPE    MSCI EUROPE
10-Feb-93                         $10,000         $10,000
28-Feb-93                          10,008          10,164
31-Mar-93                          10,133          10,690
30-Apr-93                          10,525          10,930
31-May-93                          10,858          11,051
30-Jun-93                          10,842          10,893
31-Jul-93                          11,183          10,934
31-Aug-93                          11,875          11,897
30-Sep-93                          11,958          11,864
31-Oct-93                          12,400          12,362
30-Nov-93                          12,075          12,099
31-Dec-93                          12,775          13,011
31-Jan-94                          13,708          13,677
28-Feb-94                          13,158          13,196
31-Mar-94                          12,758          12,826
30-Apr-94                          13,083          13,361
31-May-94                          12,557          12,798
30-Jun-94                          12,399          12,667
31-Jul-94                          12,950          13,335
31-Aug-94                          13,225          13,763
30-Sep-94                          12,891          13,221
31-Oct-94                          13,292          13,802
30-Nov-94                          12,674          13,277
31-Dec-94                          12,699          13,357
31-Jan-95                          12,457          13,257
28-Feb-95                          12,290          13,562
31-Mar-95                          11,907          14,197
30-Apr-95                          12,466          14,656
31-May-95                          12,783          14,961
30-Jun-95                          13,033          15,107
31-Jul-95                          13,598          15,900
31-Aug-95                          13,362          15,291
30-Sep-95                          13,842          15,758
31-Oct-95                          13,673          15,689
30-Nov-95                          13,699          15,806
31-Dec-95                          13,926          16,313
31-Jan-96                          14,264          16,425
29-Feb-96                          14,904          16,730
31-Mar-96                          15,621          16,936
30-Apr-96                          16,211          17,064
31-May-96                          16,573          17,201
30-Jun-96                          16,916          17,397
31-Jul-96                          16,074          17,185
31-Aug-96                          16,899          17,701
30-Sep-96                          16,924          18,079
31-Oct-96                          17,187          18,505
30-Nov-96                          17,833          19,449
31-Dec-96                          18,139          19,831
31-Jan-97                          18,453          19,891
28-Feb-97                          18,768          20,159
31-Mar-97                          19,116          20,817
30-Apr-97                          18,564          20,719
31-May-97                          18,972          21,610
30-Jun-97                          20,144          22,697

The chart above shows the performance of the Fund since inception compared to the MSCI Europe Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Europe Index is a market value-weighted average of the performance of 563 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
MONEY MARKET FUND

The GT Global Money Market Fund's investment objective is to maximize current income while maintaining liquidity and conservation of capital.

PERFORMANCE

The Fund's total return for the six months ended June 30, 1997, was 4.74%. As of June 30, 1997, the Fund's SEC seven-day yield was 4.91%. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates.

MARKET REVIEW

U.S. fixed income markets continued their roller coaster ride during the first six months of 1997. Yields on fixed income securities rose during the first three months of the year as the pace of economic growth increased. However, this growth spurt moderated in the second quarter, and fears of runaway growth coupled with accelerating inflation subsided. As a result, yields on 90-day Treasury bills ended the six-month period where they began.

While fixed income markets have been experiencing short-term volatility, longer-term interest rate swings have become much more moderate than they were in the 1980s and early 1990s. This trend results from the current economic environment, characterized by smaller swings in economic activity and benign inflation. Steadily increasing worker productivity, reduced backlogs due to better inventory management, and freer trade and capital flows have all contributed to stable economic growth with decelerating inflation.

Risk premiums have been steadily declining as economic and inflation risks have been temporarily reduced. This has been manifested in tighter yield spreads across different quality instruments -- the pickup in yield that accompanies moving down in quality has declined. Also, the yield curve has flattened, reducing the yield pickup earned by purchasing longer-dated maturities.

OUTLOOK

While this financial nirvana is not forecast to change in the near term, we know it will not last forever. Accordingly, we have continued to maintain a high-quality bias in the portfolio; the average maturity has been kept on the shorter side since we are not sacrificing any yield to be defensive in this environment. We continue to believe the economy will grow at a trend rate with low inflation but inflation scares are likely to continue, and short-term volatility will be evident even though the longer-term trend in rates remains intact. The real rate of return available to short-term, high-quality investments continues to be attractive, and the Fund's management will provide the opportunity to participate in this segment of the market.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH JUNE 30, 1997
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE              WITHOUT        WITH APPLICABLE
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            9.45%              2.45%
Life of Fund                      1.56%             -0.09%
Fund Performance
Average Annualized
1 Year                           11.00%
Life of Fund                      3.01%

PERFORMANCE

The Fund's total return for the six months ended June 30, 1997, was 8.11%. During the same period, the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index(1) returned 11.36%.

Relative to the index, most of the Fund's underperformance is a result of security selection in the UK. While we continue to find UK companies attractive, over the six-month period the Fund suffered largely as a result of its exposure to media companies whose poor performance as a group was underpinned by Granada Group and Reuters. On the other hand, while we continued to invest cautiously in Japan and were significantly underweighted relative to the index over the period, the Fund benefited from security selection in this market.

MARKET REVIEW

As in the rest of the world, most continental bourses continued to advance, thanks to a rally in bond markets, low inflation and signs of an upturn in growth. Switzerland and Spain were among the three best-performing developed stock markets in dollar terms. The Swiss market enjoyed a robust run on the back of a fall in interest rates, which dropped to their lowest level since 1979. Stock market strength is also due to the benefits many larger corporations have enjoyed as a result of mergers, de-mergers, wholesale restructurings and other measures taken over the last two years to boost profitability. Meanwhile, the rise in Spanish share prices reflected the sizable fall in bond yields resulting from the growing perception among investors that European Monetary Union (EMU) will proceed on time in 1999 and that peripheral countries such as Spain will participate.

In contrast, interest rates in the UK remain relatively high compared to the rest of the region. The newly independent Bank of England has lifted the base rate in two stages, from 6.25% to 6.75%, in reaction to the strength of the UK economy, which perpetuated a rise in the currency. While this is favorable for many importers, it has crimped corporate earnings of the FTSE 100 stocks, 40% of whose earnings come from overseas, and the stock market's gains have lagged those of other regional markets.

Latin American markets prospered under the inflow of foreign portfolio investments. Depending on the country in question, foreign investors were attracted by the prospects of further economic reform and/or the reality of a pickup in domestic demand. Regional markets performed well, with Brazil leading the way. The Brazilian market flourished under a host of successes, and constitutional changes permitted President Cardoso to run for a second term. This augurs well for public finance reform.

In contrast, regional markets throughout Asia experienced considerable volatility and divergent performances. In Hong Kong, one of the stronger markets over the period, we believe China's economy, rather than China's sovereignty, remains the key factor for the market. After two difficult years in 1994 and 1995, the Chinese economy is accelerating again -- good news for Hong Kong-listed companies doing business in China.

OUTLOOK

Going forward, our general concern is that markets are quite highly valued, and we are finding it increasingly difficult to identify value in stocks. Some of the better value opportunities we see in the world include the UK and selected companies in Australasia. We have reduced our weighting to continental European companies as they continue to meet our price targets, and we currently expect our exposure to Japan to remain relatively low.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  GT GLOBAL VARIABLE
                     INTERNATIONAL           MSCI-EAFE
 5-JUL-94              $ 10,000              $ 10,000
31-Jul-94                           10,025       10,045
31-Aug-94                           10,217       10,285
30-Sep-94                            9,800        9,963
31-Oct-94                           10,083       10,297
30-Nov-94                            9,625        9,805
31-Dec-94                            9,420        9,868
31-Jan-95                            8,817        9,492
28-Feb-95                            8,599        9,467
31-Mar-95                            8,557       10,060
30-Apr-95                            8,792       10,441
31-May-95                            8,750       10,319
30-Jun-95                            8,913       10,141
31-Jul-95                            9,374       10,775
31-Aug-95                            9,240       10,367
30-Sep-95                            9,391       10,572
31-Oct-95                            9,081       10,290
30-Nov-95                            9,089       10,579
31-Dec-95                            9,313       11,008
31-Jan-96                            9,456       11,056
29-Feb-96                            9,473       11,096
31-Mar-96                            9,600       11,335
30-Apr-96                            9,795       11,667
31-May-96                            9,795       11,455
30-Jun-96                            9,843       11,522
31-Jul-96                            9,325       11,188
31-Aug-96                            9,546       11,216
30-Sep-96                            9,707       11,517
31-Oct-96                            9,673       11,402
30-Nov-96                           10,072       11,858
31-Dec-96                           10,106       11,708
31-Jan-97                           10,080       11,301
28-Feb-97                           10,106       11,489
31-Mar-97                           10,199       11,533
30-Apr-97                           10,267       11,597
31-May-97                           10,581       12,355
30-Jun-97                           10,925       13,039

The chart above shows the performance of the Fund since inception compared to the MSCI-EAFE Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI-EAFE is a market value-weighted average, of the performance of 1,086 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (74.7%)
  Argentina (8.0%)
    Republic of Argentina:
      Global Bond, 11% due 10/9/06 ........................   USD             691,000   $    769,774         2.5
      BOCON Pro 1, 3.2424% due 4/1/07+ ....................   ARS             621,000        653,733         2.1
      Discount Bond, 6.875% due 3/31/23+ ..................   USD             477,000        412,903         1.3
      Global Bond, 11.375% due 1/30/17 ....................   USD             348,000        388,107         1.3
      BOCON Pre 1, 3.2424% due 4/1/01+ ....................   ARS             203,300        242,280         0.8
  Australia (2.2%)
    Commonwealth of Australia, 9.5% due 8/15/03 ...........   AUD             780,000        670,737         2.2
  Brazil (3.4%)
    Federal Republic of Brazil:
      Debt Conversion Bond Series L, 6.9375% due
       4/15/12+ ...........................................   USD             985,000        813,241         2.6
      Debt Conversion Bond Registered, 6.9375% due
       4/15/12+ ...........................................   USD             301,000        248,513         0.8
  Bulgaria (3.1%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 -
       Euro+ ..............................................   USD             977,000        706,493         2.3
      Discount Bond Series A, 6.5625% due 7/28/24 -
       Euro+ ..............................................   USD             337,000        248,538         0.8
  Canada (1.6%)
    Canadian Government, 8.75% due 12/1/05 ................   CAD             586,000        493,250         1.6
  Colombia (0.5%)
    Republic of Colombia, 8.7% due 2/15/16 ................   USD             154,000        157,465         0.5
  Costa Rica (0.3%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 ....................................   USD             100,000         86,000         0.3
  Denmark (1.4%)
    Kingdom of Denmark, 7% due 12/15/04 ...................   DKK           2,700,000        435,108         1.4
  Ecuador (2.1%)
    Republic of Ecuador:
      Discount Bond, 6.4375% due 2/28/25 - Euro+ ..........   USD             689,000        494,788         1.6
      Past Due Interest Bond, 6.4375% due 2/27/15 - 144A[.]
       + {.} ..............................................   USD             258,314        167,259         0.5
  France (1.4%)
    French O.A.T., 7.25% due 4/25/06 ......................   FRF           2,200,000        421,203         1.4
  Germany (11.2%)
    Deutschland Republic:
      8.25% due 9/20/01 ...................................   DEM           2,250,000      1,476,913         4.8
      6% due 1/5/06 .......................................   DEM           2,380,000      1,406,581         4.6
    Treuhandanstalt, 7.125% due 1/29/03 ...................   DEM             896,000        569,290         1.8
  Italy (3.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.5% due 2/1/99 .....................................   ITL       1,260,000,000        775,037         2.5
    Republic of Italy, 7.25% due 11/1/26 ..................   ITL         750,000,000        435,734         1.4
  Mexico (2.2%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ......................   USD             403,000        461,334         1.5
      Par Bond Series A, 6.25% due 12/31/19+/+ ............   USD             281,000        217,599         0.7
  Netherlands (1.3%)
    Netherlands Government Bond, 5.75% due 2/15/07 ........   NLG             800,000        412,424         1.3

    The accompanying notes are an integral part of the financial statements.

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  New Zealand (1.7%)
    New Zealand Government, 8% due 4/15/04 ................   NZD             750,000   $    538,148         1.7
  Nigeria (1.1%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ..........................................   USD             500,000        338,125         1.1
  Panama (2.0%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% due 7/17/14 - 144A++
       {.} ................................................   USD             574,000        445,209         1.4
      7.875% due 2/13/02 - 144A{.} ........................   USD             200,000        199,250         0.6
  Poland (2.3%)
    Republic of Poland:
      Past Due Interest Bond, 4% due 10/27/14 - Euro++ ....   USD             500,000        429,688         1.4
      12% due 6/12/01 .....................................   PLZ           1,176,000        291,763         0.9
  Russia (0.9%)
    Russian Ministry of Finance:
      3% due 5/14/11 - GDR - 144A{.} ......................   USD             390,000        165,506         0.5
      3% due 5/14/06 - GDR - 144A{.} ......................   USD             229,000        124,233         0.4
  South Africa (1.5%)
    Republic of South Africa, 13% due 8/31/10 .............   ZAR           2,366,000        477,676         1.5
  Spain (1.8%)
    Kingdom of Spain, 10.5% due 10/30/03 ..................   ESP          65,000,000        546,944         1.8
  Sweden (0.9%)
    Swedish Government, 8% due 8/15/07 ....................   SEK           2,000,000        284,050         0.9
  United Kingdom (5.5%)
    United Kingdom Treasury:
      7% due 6/7/02 .......................................   GBP             700,000      1,161,324         3.8
      Conversion, 9.5% due 4/18/05 ........................   GBP             280,000        531,536         1.7
  United States (10.9%)
    United States Treasury:
      6.875% due 3/31/00{./} ..............................   USD           2,500,000      2,541,243         8.2
      6.875% due 8/15/25 ..................................   USD             525,000        527,481         1.7
      6.50% due 10/15/06 ..................................   USD             300,000        299,057         1.0
  Uruguay (0.7%)
    Banco Central del Uruguay, Par Bond Series B, 6.75% due
     2/19/21+/+ ...........................................   USD             250,000        225,625         0.7
  Venezuela (2.8%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.75% due 12/18/07+ ...........   USD             500,000        463,750         1.5
      Par Bond Series A, 6.75% due 3/31/20+/+ .............   USD             500,000        394,375         1.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $23,100,295) .............................................                               23,149,287
                                                                                        ------------
Corporate Bonds (8.1%)
  Argentina (0.7%)
    Impsat Corp., 9.5% due 5/31/02 ........................   USD             100,000        100,191         0.3
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ..............................................   USD              72,000         75,398         0.2
    Acindar Industrial Argentina, 11.25% due 2/15/04 ......   USD              49,000         51,695         0.2

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
  Brazil (0.2%)
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ..........   USD              61,000   $     65,956         0.2
  China (1.6%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} ..............................................   USD             276,000        267,720         0.9
    Huaneng Power International PLC, 1.75% due 5/21/04 ....   USD             110,000        113,438         0.4
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} .....   USD             100,000        101,500         0.3
  Ecuador (0.4%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 -
     144A{.} ..............................................   USD             106,000        107,193         0.4
  Indonesia (0.6%)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .....................   USD             130,000        148,038         0.5
    Rapp International Finance, 13.25% due 12/15/05 .......   USD              30,000         32,100         0.1
  Jamaica (0.5%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Series
     B ....................................................   USD             139,000        147,688         0.5
  Mexico (1.3%)
    TV Azteca Holdings S.A. de C.V.:
      11% due 6/15/02 - 144A{.} ...........................   USD              88,000         89,101         0.3
      10.5% due 2/15/07 - 144A{.} .........................   USD              70,000         71,925         0.2
    Cemex, S.A. de C.V. "B", 12.75% due 7/15/06 -
     144A{.} ..............................................   USD              85,000         98,813         0.3
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} ..............................................   USD              71,000         76,148         0.3
    Grupo Mexico de Desarrollo, 8.25% due 2/17/01 .........   USD              68,000         47,260         0.2
  Russia (0.6%)
    Lukinter Finance, 3.5% due 5/6/02 - 144A{.} ...........   USD             137,000        171,935         0.6
  United States (2.2%)
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} ..............................................   USD             177,000        182,753         0.6
    Chase Manhattan Corp., 6.25% due 1/15/06 ..............   USD             152,000        143,553         0.5
    General Motors Acceptance Corp., 6.625% due
     10/15/05 .............................................   USD             143,000        138,694         0.5
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} ..............................................   USD             100,000        100,625         0.3
    Telesystem International Wireless, 13.25% due 6/30/07 -
     144A{.} ..............................................   USD             158,000         84,333         0.3
                                                                                        ------------
Total Corporate Bonds (cost $2,322,996) ...................                                2,416,057
                                                                                        ------------
Sovereign Debt (5.2%)
  Russia (5.2%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** {./} -/- ..............................   USD           1,621,000      1,487,268         4.8
      Participation ** -/- ................................   DEM             234,000        130,699         0.4
                                                                                        ------------
Total Sovereign Debt (cost $907,681) ......................                                1,617,967
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $26,330,972) .........                               27,183,311        88.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Bulgaria Floating Interest Rate Bond "A"
   7/28/12, Call Option, strike 45.9375 expires 7/17/97 ...   USD           1,146,000   $    126,776         0.4
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Brazil Debt Conversion Bond 4/15/12, Call
   Option, strike 80.222, expires 9/16/97 .................   USD           2,048,000         54,757         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Venezuela Debt Conversion Bond 12/18/07, Call
   Option, strike 91, expires 8/26/97 .....................   USD           1,000,000         20,290         0.1
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Bulgaria Floating Interest Rate Bond, Call
   Option, strike 56.75, expires 8/22/97 ..................   USD             348,000          7,726          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $95,214) ..............................                                  209,549         0.7
                                                                                        ------------       -----

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENT                                        CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Structured Notes (1.7%)
  Russia (1.7%)
    Russian Federation GKO (Treasury Bills) Linked Notes
     with cancellable
     currency forwards attached:
      Due 4/15/98  ........................................   USD             347,700        522,995         1.7
      (Notes issued by Credit Suisse First Boston (Cayman)
      Ltd. These notes are linked to the local price in
      Russian rubles of 3,477 Titles of Russian treasury
      bills maturing 4/8/98. The note includes options to
      sell the Russian ruble proceeds at maturity for U.S.
      dollars.)
                                                                                                           -----
                                                                                        ------------
TOTAL SHORT-TERM INVESTMENT (cost $458,121) ...............                                  522,995         1.7
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $2,840,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $2,890,175
   including accrued interest). (cost $2,832,452)  ........                                2,832,452         9.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $29,716,759)  * ...................                               30,748,307        99.6
Other Assets and Liabilities ..............................                                  140,012         0.4
                                                                                        ------------       -----

NET ASSETS ................................................                             $ 30,888,319       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          * For Federal income tax purposes, cost is $29,836,045 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,498,058
                 Unrealized depreciation:              (585,796)
                                                  -------------
                 Net unrealized appreciation:     $     912,262
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depository Receipt
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                          MARKET VALUE                            UNREALIZED
                                             (U.S.         CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE        DATE    (DEPRECIATION)
----------------------------------------  ------------   ------------  --------  ------------
Canadian Dollars........................       36,366         1.36645  09/02/97   $     (225)
Deutsche Marks..........................      372,150         1.68448  08/18/97      (11,826)
Italian Liras...........................       14,682     1,677.17023  07/21/97         (224)
Italian Liras...........................      538,318     1,698.45000  08/05/97       (1,882)
                                          ------------                           ------------
    Total Contracts to Buy (Payable
     amount $975,673)...................      961,516                                (14,157)
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 3.11%.

CONTRACTS TO SELL:
----------------------------------------
British Pounds..........................      597,977         0.61692  07/31/97      (14,435)
British Pounds..........................      124,579         0.61639  07/31/97       (2,901)
Canadian Dollars........................       54,550         1.37030  09/02/97          183
Deutsche Marks..........................      632,319         1.72025  08/05/97        7,123
Deutsche Marks..........................      372,150         1.72050  08/18/97        3,788
Italian Liras...........................    1,104,065     1,704.40000  07/21/97       (1,037)
Netherland Guilders.....................      418,682         1.92425  08/06/97        7,458
New Zealand Dollars.....................      525,953         1.45370  09/03/97        7,169
Spanish Pesetas.........................      555,631       145.02500  07/15/97        9,099
                                          ------------                           ------------
    Total Contracts to Sell (Receivable
     amount $4,402,353).................    4,385,906                                 16,447
                                          ------------                           ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 14.20%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                          $    2,290
                                                                                 ------------
                                                                                 ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (72.0%)
  Australia (8.9%)
    Queensland Treasury Corp., 8% due 5/14/03 ...............   AUD           530,000   $    423,790         4.5
    Commonwealth of Australia, 9.5% due 8/15/03 .............   AUD           240,000        206,381         2.2
    New South Wales, 7% due 4/1/04 ..........................   AUD           270,000        204,119         2.2
  Canada (1.7%)
    Canadian Government, 7.25% due 6/1/07 ...................   CAD           210,000        162,174         1.7
  Colombia (1.3%)
    Republic of Colombia, 7.25% due 2/23/04 .................   USD           125,000        121,875         1.3
  Denmark (3.3%)
    Kingdom of Denmark:
      7% due 12/15/04 .......................................   DKK         1,100,000        177,266         1.9
      8% due 5/15/03 ........................................   DKK           800,000        136,148         1.4
  Germany (9.7%)
    Deutschland Republic, 6% due 1/5/06{./}  (h) ............   DEM         1,555,000        919,000         9.7
  Italy (6.6%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.50% due 8/1/04 ......................................   ITL       890,000,000        572,752         6.0
      7.25% due 11/1/26 .....................................   ITL       100,000,000         58,098         0.6
  Netherlands (3.2%)
    Netherlands Government Bond, 5.75% due 2/15/07 ..........   NLG           590,000        304,162         3.2
  New Zealand (2.5%)
    New Zealand Government, 8% due 4/15/04 ..................   NZD           330,000        236,785         2.5
  South Africa (3.9%)
    Republic of South Africa:
      13% due 8/31/10 .......................................   ZAR         1,250,000        252,365         2.7
      12% due 2/28/05 .......................................   ZAR           600,000        117,969         1.2
  Spain (4.0%)
    Spain Government, 10.5% due 10/30/03 ....................   ESP        45,000,000        378,653         4.0
  Sweden (3.7%)
    Swedish Government:
      13% due 6/15/01 .......................................   SEK         1,400,000        228,158         2.4
      8% due 8/15/07 ........................................   SEK           900,000        127,822         1.3
  United Kingdom (5.2%)
    United Kingdom Conversion, 9.5% due 4/18/05 .............   GBP           260,000        493,568         5.2
  United States (18.0%)
    United States Treasury:
      6.5% due 10/15/06 (h) .................................   USD           500,000        498,428         5.3
      8% due 11/15/21 (h) ...................................   USD           300,000        339,768         3.6
      7% due 7/15/06 ........................................   USD           275,000        283,255         3.0
      6.625% due 5/15/07 ....................................   USD           200,000        201,875         2.1
    Federal National Mortgage Association, 7.25% due
     6/20/02 ................................................   NZD           550,000        376,666         4.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $6,973,759) ................................................                              6,821,077
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (7.4%)
  New Zealand (3.7%)
    Transpower Finance Ltd., 8% due 3/15/02 .................   NZD           500,000   $    350,436         3.7
  United Kingdom (3.7%)
    SBC Jersey, 8.75% due 6/20/05 ...........................   GBP           200,000        354,366         3.7
                                                                                        ------------
Total Corporate Bonds (cost $694,013) .......................                                704,802
                                                                                        ------------
Asset Backed (4.7%)
  United States (4.7%)
    Salomon Brothers Mortgage Securities CMO, 6.0867% due
     4/25/27 ................................................   USD           193,976        194,885         2.1
    Government National Mortgage Association Pool #780515,
     9.5% due 12/15/21 ......................................   USD           138,941        151,185         1.6
    Federal Home Loan Mortgage Association Pool #E62449, 8.5%
     due 3/1/10 .............................................   USD            87,126         90,775         1.0
                                                                                        ------------
Total Asset Backed (cost $435,193) ..........................                                436,845
                                                                                        ------------
Supranational Bonds (2.9%)
  International Bank of Reconstruction & Development, 7.125%
   due 4/12/05 (h) ..........................................   DEM           440,000        278,427         2.9
                                                                                        ------------
  Total Supranational Bonds (cost $295,538) .................                                278,427
                                                                                        ------------
TOTAL FIXED INCOME INVESTMENTS (cost $8,398,503) ............                              8,241,151        87.0
                                                                                        ------------       -----

                                                                          UNDERLYING       VALUE         % OF NET
OPTIONS                                                        CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Australian Dollars Put Option, strike 1.35, expires
   7/29/97 ..................................................   AUD           650,000          1,535          --
    CURRENCY OPTIONS
  Deutsche Marks Put Option, strike 1.72, expires 7/10/97 ...   USD           500,000          6,650         0.1
    CURRENCY OPTIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $7,405) .................................                                  8,185         0.1
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (10.4%)
  Indonesia (2.1%)
    Republic of Indonesia Treasury Bill, 12.5% due
     11/17/97 ...............................................   IDR       500,000,000        196,459         2.1
  Mexico (3.4%)
    Mexican Cetes: ..........................................   MXN                --             --         3.4
      Current yield 21.72% due 11/19/97 .....................   --            150,000        174,084          --
      Current yield 19.7% due 7/24/97 .......................   --             82,013        101,994          --
      Current yield 21.7% due 11/13/97 ......................   --             38,000         44,252          --
  Philippines (4.9%)
    Philippine Treasury Bill, 12.37% due 7/9/97 .............   PHP        12,310,529        465,912         4.9
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $970,263) ..................................................                                982,701
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Commercial Paper - Discounted (1.0%)
  Indonesia (1.0%)
    PT Bank Dagang Negara, 11.93% due 9/12/97 (cost
     $99,464) ...............................................   IDR       250,000,000   $    100,409         1.0
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,069,727) ..............                              1,083,110        11.4
                                                                                        ------------       -----


                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $75,000 U.S. Treasury Bills, 6.125% due
   3/31/98 (market value of collateral is $76,325, including
   accrued interest). (cost $72,012)  .......................                                 72,012         0.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $9,547,647)  * ......................                              9,404,458        99.3
Other Assets and Liabilities ................................                                 63,693         0.7
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  9,468,151       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        (h) All or part of the Fund's holdings in this security is segregated as collateral for written options. See Note 1 to the Financial Statements.
          * For Federal income tax purposes, cost is $9,570,401 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      50,794
                 Unrealized depreciation:              (216,737)
                                                  -------------
                 Net unrealized depreciation:     $    (165,943)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.        CONTRACT    DELIVERY  APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)        PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------   -----------  --------  ------------
Australian Dollars......................      792,872        1.31242  08/25/97   $   (7,176)
British Pounds..........................      215,936        0.60645  07/31/97        1,575
British Pounds..........................      249,157        0.61352  07/31/97        4,666
Deutsche Marks..........................      231,414        1.68448  08/18/97       (7,354)
Italian Liras...........................       29,363    1,685.95000  07/21/97         (294)
                                          ------------                          ------------
    Total Contracts to Buy (Payable
     amount $1,527,325).................    1,518,742                                (8,583)
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 16.04%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      302,585        1.33614  08/05/97       (2,585)
Australian Dollars......................      377,558        1.28033  08/25/97       12,967
British Pounds..........................      315,598        0.61692  07/31/97       (7,619)
British Pounds..........................      149,494        0.61639  07/31/97       (3,482)
Canadian Dollars........................      159,768        1.38620  08/05/97       (1,061)
Danish Kroner...........................      174,682        6.57150  07/17/97        1,838
Deutsche Marks..........................       29,430        1.72000  08/05/97          336
Deutsche Marks..........................      298,769        1.73249  08/05/97        1,231
Deutsche Marks..........................      213,313        1.72437  08/05/97        1,887
Deutsche Marks..........................      327,656        1.71680  08/05/97        4,357
Deutsche Marks..........................      386,304        1.72040  08/18/97        3,954
Italian Liras...........................       29,363    1,704.39981  07/21/97          (27)
New Zealand Dollars.....................      821,166        1.45370  09/03/97       11,193
Swedish Kronor..........................      233,124        7.56099  08/18/97        4,940
                                          ------------                          ------------
    Total Contracts to Sell (Receivable
     amount $3,846,739).................    3,818,810                                27,929
                                          ------------                          ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 40.33%.
    Total Open Forward Foreign Currency
     Contracts, Net.....................                                         $   19,346
                                                                                ------------
                                                                                ------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN OPTIONS CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                          PRINCIPAL    EXPIRATION                         MARKET
CALL OPTIONS                                AMOUNT        DATE         STRIKE PRICE      VALUE($)
----------------------------------------  ----------  ------------  ------------------  -----------
AUD.....................................     650,000      7/29/97       AUD1.32              2,642


PUT OPTIONS
----------------------------------------
DEM.....................................     500,000      10/7/97       DEM1.76                850
DEM vs GBP..............................     200,000      7/30/97       DEM2.914/GBP         2,254
                                                                                        -----------
    Total outstanding written options
     (Premiums received $4,888).........                                                     5,746
                                                                                        -----------
                                                                                        -----------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (55.3%)
  United States Treasury:
    5.75% due 8/15/03 .......................................   USD           650,000   $    628,367        11.2
    7.625% due 2/15/25 ......................................   USD           450,000        493,304         8.8
    7.25% due 8/15/04 .......................................   USD           350,000        365,196         6.5
    5.25% due 1/31/01 .......................................   USD           350,000        338,830         6.1
    5.5% due 12/31/00 .......................................   USD           200,000        195,063         3.5
    5.875% due 2/15/04 ......................................   USD            50,000         48,492         0.9
  Tennessee Valley Authority Series A, 6.375% due 6/15/05 ...   USD           400,000        391,704         7.0
  Sallie Mae, 7.5% due 3/8/00 ...............................   USD           350,000        360,063         6.4
  Federal Home Loan Bank, 6.79% due 2/5/02 ..................   USD           100,000         99,854         1.8
  Federal National Mortgage Association, 6.8% due 1/10/03 ...   USD            90,000         91,025         1.6
  Financial Assistance Corp., 9.375% due 7/21/03 ............   USD            75,000         85,361         1.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $3,101,798) ................................................                              3,097,259
                                                                                        ------------
Asset Backed (31.1%)
  Government National Mortgage Association:
    Pool # 780523, 7.5% due 3/15/08 .........................   USD           189,950        193,690         3.5
    Pass Thru Pool #436763, 7% due 3/15/27 ..................   USD           151,062        148,394         2.7
  Federal National Mortgage Association:
    Pool #313527, 8% due 5/25/27 ............................   USD           490,320        501,732         9.0
    Pool #366961, 7% due 4/1/27 .............................   USD           499,037        489,446         8.8
    Pool #363939, 7% due 3/1/04 .............................   USD           201,444        202,325         3.6
    Pool #356801, 6% due 12/1/08 ............................   USD           138,444        133,599         2.4
  Salomon Brothers Mortgage Securities CMO, 6.0867% due
   4/25/27 ..................................................   USD            63,042         63,338         1.1
                                                                                        ------------
Total Asset Backed (cost $1,721,793) ........................                              1,732,524
                                                                                        ------------
Supranational Bonds (9.7%)
  International Bank of Reconstruction & Development, 5.25%
   due 9/16/03 ..............................................   USD           350,000        331,170         5.9
  Asian Development Bank, 8% due 4/30/01 ....................   USD           200,000        210,430         3.8
                                                                                        ------------
Total Supranational Bonds (cost $522,543) ...................                                541,600
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $5,346,134) ............                              5,371,383        96.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $160,000 U.S. Treasury Bills, 6.125% due
   3/31/98 (market value of collateral is $162,827 including
   accrued interest). (cost $159,025)  ......................                           $    159,025         2.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $5,505,159)  * ......................                              5,530,408        99.0
Other Assets and Liabilities ................................                                 56,965         1.0
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  5,587,373       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          * For Federal income tax purposes, cost is $5,517,303 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      45,409
                 Unrealized depreciation:               (32,304)
                                                  -------------
                 Net unrealized appreciation:     $      13,105
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F11

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (29.7%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --        10.4
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --             14,800   $  2,245,900          --
    Common ..................................................   --          9,000,000      1,220,622          --
    Preferred ...............................................   --          2,000,000        303,391          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX            38,500      1,838,371         5.1
    TELEPHONE NETWORKS
  Cifra S.A. de C.V.: .......................................   MEX                --             --         2.5
    RETAILERS-OTHER
    "C"-/- ..................................................   --            467,500        747,670          --
    "A"-/- ..................................................   --             72,651        134,305          --
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred .....   BRZL        2,455,860        801,890         2.2
    TELEPHONE NETWORKS
  Telecomunicacoes do Rio de Janeiro S.A. (Telerj)
   Preferred ................................................   BRZL        5,177,228        798,346         2.2
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. "B" - ADR{\/} ................   ARG            17,800        616,325         1.7
    TELEPHONE NETWORKS
  Gran Cadena de Almacenes Colombianos S.A. .................   COL           673,766        525,414         1.4
    RETAILERS-OTHER
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ           10,400        448,500         1.2
    TELEPHONE NETWORKS
  CPT Telefonica Del Peru, S.A. - ADR{\/} ...................   PERU           17,000        445,188         1.2
    TELEPHONE - REGIONAL/LOCAL
  Lojas Americanas S.A. Preferred-/- ........................   BRZL       20,786,000        281,910         0.8
    RETAILERS-OTHER
  Compania de Telefonos de Chile S.A. - ADR{\/} .............   CHLE            8,000        264,000         0.7
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ................................................   BRZL          400,000        121,876         0.3
    BUSINESS & PUBLIC SERVICES
                                                                                        ------------
                                                                                          10,793,708
                                                                                        ------------
Energy (25.4%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         5.4
    ELECTRICAL & GAS UTILITIES
    Common-/- ...............................................   --          2,210,000      1,235,876          --
    Preferred "B" ...........................................   --          1,248,000        744,279          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL        5,262,000      1,461,580         4.0
    OIL
  Perez Companc S.A. "B"-/- .................................   ARG            97,249        781,066         2.1
    OIL
  Light - Servicos de Electricidade S.A. ....................   BRZL        1,475,800        734,459         2.0
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ...........................   VENZ          444,384        712,709         2.0
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US             18,700        622,944         1.7
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE           21,700        489,606         1.3
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US             69,600        487,200         1.3
    OIL

    The accompanying notes are an integral part of the financial statements.

                                      F12

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  YPF S.A. - ADR{\/} ........................................   ARG            15,400   $    473,550         1.3
    OIL
  Enersis S.A. ADR{\/} ......................................   CHLE           13,300        472,981         1.3
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL            8,700        442,656         1.2
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ..................................   CHLE           10,200        285,600         0.8
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL       14,594,000        237,381         0.7
    ENERGY SOURCES
  Compania Paulista de Forca e Luz ..........................   BRZL          320,000         53,804         0.2
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A.-/- .............................   BRZL           50,000         19,926         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           9,255,617
                                                                                        ------------
Finance (14.0%)
  Uniao de Bancos Brasileiros SA: ...........................   BRZL               --             --         2.6
    BANKS-MONEY CENTER
    Preferred "A" ...........................................   --         21,045,000        772,008          --
    GDR-/- {\/} .............................................   --              4,500        167,063          --
  Banco Itau S.A. Preferred .................................   BRZL        1,515,000        848,625         2.3
    BANKS-MONEY CENTER
  First Financial Caribbean Corp. ...........................   US             23,100        753,638         2.1
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE           33,100        724,063         2.0
    INVESTMENT MANAGEMENT
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           170,000        436,721         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ...........................   MEX           401,000        417,109         1.1
    BANKS-MONEY CENTER
  Banco BHIF - ADR{\/} ......................................   CHLE           13,400        283,075         0.8
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG             7,300        237,250         0.7
    BANKS-MONEY CENTER
  Banco Industrial Colombiano - ADR{\/} .....................   COL            13,100        234,163         0.6
    BANKS-MONEY CENTER
  Banco Wiese - ADR{\/} .....................................   PERU           18,200        118,300         0.3
    BANKS-MONEY CENTER
  Inversiones y Representaciones S.A. (IRSA) ................   ARG            26,000        113,643         0.3
    REAL ESTATE
                                                                                        ------------
                                                                                           5,105,658
                                                                                        ------------
Materials/Basic Industry (13.4%)
  Apasco S.A. ...............................................   MEX           128,000        918,776         2.5
    CEMENT
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           209,000        842,211         2.3
    PAPER/PACKAGING
  Companhia Siderurgica Nacional S.A. .......................   BRZL       18,600,000        613,377         1.7
    METALS - STEEL

    The accompanying notes are an integral part of the financial statements.

                                      F13

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Companhia Vale do Rio Doce ................................   BRZL               --             --         1.6
    METALS - NON-FERROUS
    Preferred ...............................................   --             26,700   $    590,550          --
    Preferred Convertible-/- ................................   --             20,000             --          --
  Grupo Mexico S.A. "B" .....................................   MEX           126,200        476,766         1.3
    METALS - NON-FERROUS
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE            6,600        436,425         1.2
    CHEMICALS
  Industrias Penoles S.A. "CP" ..............................   MEX            85,000        405,679         1.1
    METALS - NON-FERROUS
  Cementos Argos S.A. .......................................   COL            19,550        156,938         0.4
    CEMENT
  White Martins S.A. ........................................   BRZL           49,900        146,015         0.4
    CHEMICALS
  Siderurgica Venezolana Sivensa, Saica S.A.C.A. "B" - 144A
   ADR{\/}{.} ...............................................   VENZ           19,545         91,432         0.3
    METALS - STEEL
  Southern Peru Copper Corp.{\/} ............................   PERU            4,300         83,850         0.2
    METALS - NON-FERROUS
  Venezolana de Cementos, S.A.C.A. "A" ......................   VENZ           24,481         83,067         0.2
    CEMENT
  Angel Estrada y Cia S.A.-/- ...............................   ARG            24,378         76,806         0.2
    PAPER/PACKAGING
                                                                                        ------------
                                                                                           4,921,892
                                                                                        ------------
Multi-Industry/Miscellaneous (8.3%)
  Alfa, S.A. de C.V. "A" ....................................   MEX           145,000        989,674         2.7
    CONGLOMERATE
  San Luis "CPO"-/- .........................................   MEX            70,000        519,204         1.4
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX            68,000        475,255         1.3
    MULTI-INDUSTRY
  Suramericana de Seguros S.A. ..............................   COL            14,918        385,952         1.1
    CONGLOMERATE
  BHI Corp.{\/} .............................................   BLZ            11,600        255,200         0.7
    CONGLOMERATE
  Commercial Del Plata-/- ...................................   ARG            73,000        238,028         0.7
    CONGLOMERATE
  Credicorp Ltd. ............................................   US              6,640        146,080         0.4
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           3,009,393
                                                                                        ------------
Consumer Non-Durables (6.5%)
  Fomento Economico Mexicano, S.A. de C.V. "B"-/- ...........   MEX            84,500        503,318         1.4
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX           426,000        466,717         1.3
    FOOD
  Bavaria ...................................................   COL            50,500        362,766         1.0
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL          396,000        301,644         0.8
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F14

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Compania Cervecerias Unidas S.A. ADR{\/} ..................   CHLE           11,500   $    252,281         0.7
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Bimbo, S.A. de C.V. "A" ..................   MEX            29,700        212,811         0.6
    FOOD
  Industrias J B Duarte S.A. Preferred{::}-/- ...............   BRZL      215,600,000         62,086         0.2
    FOOD
  Mavesa S.A. - ADR{\/} .....................................   VENZ            6,200         62,000         0.2
    FOOD
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           13,900         43,507         0.1
    TEXTILES & APPAREL
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           41,779         43,497         0.1
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE            1,200         25,725         0.1
    BEVERAGES - NON-ALCOHOLIC
                                                                                        ------------
                                                                                           2,336,352
                                                                                        ------------
Consumer Durables (1.5%)
  Brasmotor S.A. Preferred ..................................   BRZL        2,362,000        526,595         1.5
    APPLIANCES & HOUSEHOLD
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $31,212,268) .................                             35,949,215        98.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Chilgener S.A. Rights, expire 7/7/97 (cost $0){\/} ........   CHLE            3,365         11,273         0.1
                                                                                        ------------       -----
    ELECTRICAL & GAS UTILITIES

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $2,020,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $2,055,688,
   including accrued interest). (cost $2,012,321)  ..........                              2,012,321         5.5

TOTAL INVESTMENTS (cost $33,224,589)  * .....................                             37,972,809       104.4
Other Assets and Liabilities ................................                             (1,585,608)       (4.4)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 36,387,201       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       {::}  See Note 7 of Notes to Financial Statements.
        {.} Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $33,225,651 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   6,060,109
                 Unrealized depreciation:            (1,312,951)
                                                  -------------
                 Net unrealized appreciation:     $   4,747,158
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F15

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    7.0                                   7.0
Belize (BLZ/BZD) .....................    0.7                                   0.7
Brazil (BRZL/BRL) ....................   40.6                                  40.6
Chile (CHLE/CLP) .....................    8.9         0.1                       9.0
Colombia (COL/COP) ...................    4.5                                   4.5
Mexico (MEX/MXN) .....................   25.8                                  25.8
Peru (PERU/PES) ......................    1.8                                   1.8
United States & Other (US/USD) .......    5.5                        1.1        6.6
Venezuela (VENZ/VEB) .................    4.0                                   4.0
                                        ------      -----          -----      -----
Total  ...............................   98.8         0.1            1.1      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $36,387,201.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (26.1%)
  Schweizerischer Bankverein (Swiss Bank Corp.)-/- ........   SWTZ              4,355   $  1,163,618         2.7
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer ......................   SWTZ                744        850,140         1.9
    BANKS-MONEY CENTER
  CS Holding AG - Registered ..............................   SWTZ              6,520        836,469         1.9
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ................   UK              108,531        800,653         1.8
    INSURANCE - MULTI-LINE
  Fortis Amev N.V. ........................................   NETH             14,800        658,615         1.5
    OTHER FINANCIAL
  ING Groep N.V. ..........................................   NETH             14,000        645,112         1.5
    OTHER FINANCIAL
  ABN AMRO Holdings N.V. ..................................   NETH             33,792        629,729         1.4
    BANKS-MONEY CENTER
  First Tennessee National Corp. ..........................   US               13,000        624,000         1.4
    BANKS-REGIONAL
  AEGON N.V. ..............................................   NETH              7,562        527,492         1.2
    INSURANCE-LIFE
  Commonwealth Bank of Australia ..........................   AUSL             38,250        461,817         1.1
    BANKS-SUPER REGIONAL
  Deutsche Bank AG ........................................   GER               6,750        394,282         0.9
    BANKS-MONEY CENTER
  National Westminster Bank PLC ...........................   UK               27,000        363,072         0.8
    BANKS-MONEY CENTER
  American General Corp. ..................................   US                7,400        353,350         0.8
    INSURANCE-LIFE
  General Accident PLC ....................................   UK               23,766        347,090         0.8
    INSURANCE - PROPERTY-CASUALTY
  Generale de Banque S.A.: ................................   BEL                  --             --         0.7
    BANKS-MONEY CENTER
    Common ................................................   --                  829        319,006          --
    Strip VVPR-/- .........................................   --                   75             33          --
  IKB Deutsche Industriebank AG ...........................   GER              13,820        276,479         0.6
    BANKS-REGIONAL
  Lloyds TSB Group PLC ....................................   UK               26,571        272,568         0.6
    BANKS-REGIONAL
  National Australia Bank Ltd. ............................   AUSL             18,000        257,667         0.6
    BANKS-REGIONAL
  General Property Trust ..................................   AUSL            108,500        216,967         0.5
    REAL ESTATE
  Mercury Asset Management Group PLC ......................   UK               10,211        209,321         0.5
    INVESTMENT MANAGEMENT
  Commercial Union PLC ....................................   UK               17,682        185,948         0.4
    INSURANCE - MULTI-LINE
  Banco de Santander S.A. .................................   SPN               5,745        176,949         0.4
    BANKS-MONEY CENTER
  Banco Popular Espanol S.A. ..............................   SPN                 710        173,887         0.4
    BANKS-MONEY CENTER
  Dresdner Bank AG ........................................   GER               4,540        156,929         0.4
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F17

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Finance (Continued)
  Commerzbank AG ..........................................   GER               5,400   $    152,915         0.4
    BANKS-MONEY CENTER
  Kredietbank N.V. ........................................   BEL                 315        126,903         0.3
    BANKS-REGIONAL
  M & G Group PLC .........................................   UK                5,000        102,415         0.2
    INVESTMENT MANAGEMENT
  Societe Generale Paris ..................................   FR                  475         52,991         0.1
    BANKS-MONEY CENTER
  Gerrard & National Holdings PLC .........................   UK                7,080         37,928         0.1
    SECURITIES BROKER
  Compagnie Financiere de Paribas S.A. ....................   FR                  524         36,180         0.1
    OTHER FINANCIAL
  Axa-UAP: ................................................   FR                   --             --         0.1
    INSURANCE - MULTI-LINE
    Common ................................................   --                  526         32,695          --
    Certificates-/- .......................................   --                   23          2,040          --
                                                                                        ------------
                                                                                          11,445,260
                                                                                        ------------
Energy (10.8%)
  Elektrowatt AG ..........................................   SWTZ              2,440        903,209         2.1
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. ...............................   NETH             14,200        738,198         1.7
    OIL
  Mobil Corp. .............................................   US                7,300        510,088         1.2
    OIL
  Exxon Corp. .............................................   US                8,000        492,000         1.1
    OIL
  Electrabel S.A. .........................................   BEL               1,880        402,723         0.9
    ELECTRICAL & GAS UTILITIES
  RWE AG ..................................................   GER               8,170        351,247         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine ...........................................   FR                2,980        321,302         0.7
    OIL
  Reunies Electrobel & Tractebel S.A. .....................   BEL                 763        317,987         0.7
    ELECTRICAL & GAS UTILITIES
  Santos Ltd. .............................................   AUSL             62,874        264,268         0.6
    OIL
  Shell Transport & Trading Co., PLC ......................   UK               28,290        192,918         0.4
    OIL
  Groupe Bruxelles Lambert S.A. ...........................   BEL               1,050        175,914         0.4
    OIL
  Union Electrica Fenosa S.A. .............................   SPN               5,000         45,455         0.1
    ELECTRICAL & GAS UTILITIES
  Iberdrola S.A. ..........................................   SPN               2,000         25,237         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           4,740,546
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Consumer Non-Durables (9.3%)
  Avon Products, Inc. .....................................   US                9,600   $    677,400         1.6
    PERSONAL CARE/COSMETICS
  Philip Morris Cos., Inc. ................................   US               13,450        596,844         1.4
    TOBACCO
  Guinness PLC ............................................   UK               52,000        509,176         1.2
    BEVERAGES - ALCOHOLIC
  EMAIL Ltd. ..............................................   AUSL            122,900        439,591         1.0
    HOUSEHOLD PRODUCTS
  Pernod Ricard ...........................................   FR                7,920        408,109         0.9
    BEVERAGES - ALCOHOLIC
  Brown-Forman Corp. "B" ..................................   US                8,125        396,602         0.9
    BEVERAGES - ALCOHOLIC
  Cadbury Schweppes PLC ...................................   UK               44,229        394,415         0.9
    BEVERAGES - NON-ALCOHOLIC
  Universal Corp. .........................................   US               12,200        387,350         0.9
    TOBACCO
  Bass PLC ................................................   UK               10,400        126,948         0.3
    BEVERAGES - ALCOHOLIC
  Associated British Foods Group PLC ......................   UK                8,400         72,521         0.2
    FOOD
                                                                                        ------------
                                                                                           4,008,956
                                                                                        ------------
Services (7.9%)
  Telecom Corporation of New Zealand Ltd. .................   NZ              133,160        678,326         1.6
    TELEPHONE NETWORKS
  Woolworths Ltd. .........................................   AUSL            177,500        582,648         1.3
    RETAILERS-OTHER
  PMP Communications Ltd. .................................   AUSL            200,000        546,333         1.3
    BROADCASTING & PUBLISHING
  McGraw-Hill, Inc. .......................................   US                8,880        522,255         1.2
    BROADCASTING & PUBLISHING
  EMI Group PLC ...........................................   UK               22,373        401,447         0.9
    LEISURE & TOURISM
  United News & Media PLC .................................   UK               21,918        254,220         0.6
    BROADCASTING & PUBLISHING
  Royal PTT Nederland N.V. ................................   NETH              5,915        231,902         0.5
    TELEPHONE NETWORKS
  Dun & Bradstreet Corp. ..................................   US                4,800        126,000         0.3
    BROADCASTING & PUBLISHING
  Granada Group PLC, Convertible Preferred, 7.5% till
   4/30/03 ................................................   UK               23,482        102,453         0.2
    LEISURE & TOURISM
                                                                                        ------------
                                                                                           3,445,584
                                                                                        ------------
Materials/Basic Industry (5.9%)
  BASF AG .................................................   GER              15,500        572,643         1.3
    CHEMICALS
  CSR Ltd. ................................................   AUSL            130,000        503,245         1.2
    BUILDING MATERIALS & COMPONENTS
  Solvay S.A. "A" .........................................   BEL                 751        442,354         1.0
    CHEMICALS

    The accompanying notes are an integral part of the financial statements.

                                      F19

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                           COUNTRY       SHARES         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Materials/Basic Industry (Continued)
  Akzo Nobel N.V. .........................................   NETH              3,069   $    420,347         1.0
    CHEMICALS
  Monsanto Co. ............................................   US                7,500        322,969         0.7
    CHEMICALS
  RGC Ltd. ................................................   AUSL             51,000        186,651         0.4
    MISC. MATERIALS & COMMODITIES
  Sons of Gwalia N.L. .....................................   AUSL             40,000        148,808         0.3
    GOLD
                                                                                        ------------
                                                                                           2,597,017
                                                                                        ------------
Health Care (4.2%)
  Bristol Myers Squibb Co. ................................   US               13,450      1,089,450         2.5
    PHARMACEUTICALS
  Bayer AG ................................................   GER              12,500        480,224         1.1
    PHARMACEUTICALS
  Siemens AG - New ........................................   GER               4,270        253,459         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           1,823,133
                                                                                        ------------
Multi-Industry/Miscellaneous (1.8%)
  VEBA AG .................................................   GER               7,900        443,795         1.0
    CONGLOMERATE
  Mannesmann AG ...........................................   GER                 770        342,958         0.8
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                             786,753
                                                                                        ------------
Capital Goods (1.7%)
  General Electric PLC ....................................   UK               51,900        310,276         0.7
    AEROSPACE/DEFENSE
  Lockheed Martin Corp. ...................................   US                2,726        282,311         0.7
    AEROSPACE/DEFENSE
  Thomson CSF S.A. ........................................   FR                3,275         84,323         0.2
    AEROSPACE/DEFENSE
  BICC PLC ................................................   UK               20,327         59,745         0.1
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                             736,655
                                                                                        ------------
Consumer Durables (1.1%)
  GKN PLC .................................................   UK               28,600        492,701         1.1
                                                                                        ------------
    AUTO PARTS
Technology (0.5%)
  Alcatel Alsthom Compagnie Generale d'Electricite ........   FR                1,750        219,040         0.5
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $21,327,520) ...............                               30,295,645        69.3
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F20

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (21.4%)
  Australia (1.2%)
    Australian Government, 10% due 10/15/07 ...............   AUD             557,000   $    509,837         1.2
  Canada (1.3%)
    Canadian Government, 8.75% due 12/1/05 ................   CAD             657,000        553,013         1.3
  Denmark (0.7%)
    Kingdom of Denmark, 7% due 11/15/07 ...................   DKK           1,921,000        303,786         0.7
  Germany (3.9%)
    Deutschland Republic, 6.75% due 4/22/03 ...............   DEM           1,500,000        938,349         2.1
    Treuhandanstalt:
      6.625% due 7/9/03 ...................................   DEM             775,000        481,393         1.1
      6.375% due 7/1/99 ...................................   DEM             500,000        302,064         0.7
  Italy (2.2%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 ......................................   ITL       1,125,000,000        661,267         1.5
      10.5% due 9/1/05 ....................................   ITL         415,000,000        298,518         0.7
  New Zealand (0.4%)
    New Zealand Government, 8% due 4/15/04 ................   NZD             253,000        181,535         0.4
  Spain (1.3%)
    Kingdom of Spain, 10.3% due 6/15/02 ...................   ESP          71,230,000        579,263         1.3
  United Kingdom (3.7%)
    United Kingdom Treasury:
      10% due 9/8/03 ......................................   GBP             581,000      1,105,400         2.5
      6% due 8/10/99 ......................................   GBP             200,000        327,435         0.7
      7.5% due 12/7/06 ....................................   GBP             121,000        206,772         0.5
  United States (6.7%)
    United States Treasury:
      7.25% due 5/15/04 ...................................   USD           1,060,000      1,105,920         2.5
      6% due 2/15/26 ......................................   USD             759,000        680,120         1.6
      6.25% due 8/15/23 ...................................   USD             400,000        370,813         0.8
      6.5% due 8/15/05 ....................................   USD             360,000        359,409         0.8
      7.5% due 2/15/05 ....................................   USD             250,000        264,844         0.6
      5.625% due 2/28/01 ..................................   USD             177,000        173,156         0.4
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $9,349,301) ..............................................                                9,402,894
                                                                                        ------------
Corporate Bonds (3.9%)
  Germany (1.5%)
    Siemens Capital Corp., 8% due 6/24/02+/+ ..............   USD             180,000        293,580         0.7
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ ............................................   DEM             187,000        241,294         0.5
    Deutsche Bank AG, 9.00% due 12/31/02 ..................   DEM             175,000        119,877         0.3
    Dresdner Finance, due 4/30/04+/+ ......................   DEM                  14         10,553          --
    IKB Deutsche Industriebank, 6.45% due 3/31/06 .........   DEM               1,500            902          --
  United Kingdom (2.4%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ..............................................   GBP             167,000        379,609         0.9
    MBNA Chester Asset Receivable #3, 6.6% due
     11/17/03+ ............................................   GBP             200,000        333,372         0.8

    The accompanying notes are an integral part of the financial statements.

                                      F21

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 ..............................................   GBP             140,000   $    290,258         0.7
                                                                                        ------------
Total Corporate Bonds (cost $1,456,640) ...................                                1,669,445
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $10,805,941) .........                               11,072,339        25.3
                                                                                        ------------       -----


                                                                           NO. OF          VALUE         % OF NET
WARRANTS                                                     COUNTRY      WARRANTS        (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Societe Generale Banque put warrants due 11/15/99
   Tractebel (cost $0) ....................................   BEL                 763          8,183          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $3,355,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $3,414,274,
   including accrued interest). (cost $3,345,534)  ........                                3,345,534         7.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $35,478,995)  * ...................                               44,721,701       102.3
Other Assets and Liabilities ..............................                               (1,014,860)       (2.3)
                                                                                        ------------       -----

NET ASSETS ................................................                             $ 43,706,841       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $35,484,070 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   9,577,859
                 Unrealized depreciation:              (340,228)
                                                  -------------
                 Net unrealized appreciation:     $   9,237,631
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    8.3         1.2                       9.5
Belgium (BEL/BEF) ....................    4.0                                   4.0
Canada (CAN/CAD) .....................                1.3                       1.3
Denmark (DEN/DKK) ....................                0.7                       0.7
France (FR/FRF) ......................    2.6                                   2.6
Germany (GER/DEM) ....................    7.9         5.4                      13.3
Italy (ITLY/ITL) .....................                2.2                       2.2
Netherlands (NETH/NLG) ...............    8.8                                   8.8
New Zealand (NZ/NZD) .................    1.6         0.4                       2.0
Spain (SPN/ESP) ......................    1.0         1.3                       2.3
Switzerland (SWTZ/CHF) ...............    8.6                                   8.6
United Kingdom (UK/GBP) ..............   11.8         6.1                      17.9
United States & Other (US/USD) .......   14.7         6.7            5.4       26.8
                                        ------      -----          -----      -----
Total  ...............................   69.3        25.3            5.4      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $43,706,841.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACTS TO SELL:                          DOLLARS)      PRICE      DATE    APPRECIATION
----------------------------------------  ------------   --------  --------  ------------
Deutsche Marks..........................    1,237,980     1.69000  08/29/97   $   34,209
French Francs...........................       34,101     5.78200  08/06/97          489
French Francs...........................      153,595     5.69000  08/20/97        4,578
Netherland Guilders.....................      526,195     1.89670  08/14/97       16,853
Swiss Francs............................      366,255     1.43330  09/19/97        3,521
                                          ------------                       ------------
    Total Contracts to Sell (Receivable
     amount $2,377,776).................    2,318,126                         $   59,650
                                          ------------                       ------------
                                                                             ------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 5.30%.

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F23

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telecom Equipment (31.3%)
  L.M. Ericsson Telephone Co. - ADR{\/} .....................   SWDN           90,000   $  3,543,750         5.1
  Nokia AB Preferred - ADR{\/} ..............................   FIN            46,000      3,392,500         4.9
  ECI Telecommunications Ltd.{\/} ...........................   ISRL          100,000      2,975,000         4.3
  Newbridge Networks Corp.-/- ...............................   CAN            63,000      2,701,626         3.9
  Tekelec-/- ................................................   US             34,300      1,213,363         1.8
  Motorola, Inc. ............................................   US             14,000      1,064,000         1.5
  DSC Communications Corp.-/- ...............................   US             47,000      1,045,750         1.5
  Andrew Corp.-/- ...........................................   US             30,000        843,750         1.2
  P-COM, Inc.-/- ............................................   US             25,000        825,000         1.2
  Octel Communications Corp.-/- .............................   US             30,000        703,125         1.0
  General Instrument Corp. ..................................   US             25,000        625,000         0.9
  ANTEC Corp.-/- ............................................   US             50,000        587,500         0.8
  Geotek Communications, Inc. ...............................   US            100,000        543,750         0.8
  Teledata Communications Ltd.{\/} ..........................   ISRL           15,100        519,063         0.7
  Mitec Telecom, Inc.-/- ....................................   CAN            43,900        349,801         0.5
  Champion Technology Holding Ltd. ..........................   HK          2,278,928        294,177         0.4
  Pairgain Technologies, Inc.-/- ............................   US             14,900        230,950         0.3
  Allen Group, Inc.-/- ......................................   US             11,000        228,250         0.3
  Performance Technologies, Inc.-/- .........................   US             10,000        152,500         0.2
                                                                                        ------------
                                                                                          21,838,855
                                                                                        ------------
Telephone Networks (23.4%)
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ....   BRZL           29,776      4,518,508         6.5
  SPT Telecom-/- ............................................   CZCH           19,900      2,089,820         3.0
  WorldCom, Inc.-/- .........................................   US             62,000      1,984,000         2.9
  Cable & Wireless PLC - ADR-/- {\/} ........................   UK             60,000      1,676,250         2.4
  Stet Societa' Finanziaria Telefonica S.p.A. - Di Risp .....   ITLY          470,000      1,625,107         2.3
  NTL, Inc.-/- {\/} .........................................   UK             40,000        995,000         1.4
  Hellenic Telecommunications Organization S.A. .............   GREC           41,500        974,391         1.4
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT           22,000        882,750         1.3
  Telecom Italia S.p.A. - Di Risp ...........................   ITLY          425,000        848,852         1.2
  Matav (Hungarian Telecommunications Co., Ltd.)-/- .........   HGRY            1,000        363,054         0.5
  CPT Telefonica Del Peru, S.A. - ADR{\/} ...................   PERU           12,200        319,488         0.5
                                                                                        ------------
                                                                                          16,277,220
                                                                                        ------------
Wireless Communications (17.1%)
  DDI Corp. .................................................   JPN               327      2,415,665         3.5
  Millicom International Cellular S.A.-/- {\/} ..............   LUX            40,000      1,910,000         2.8
  Nextel Communications, Inc. "A"-/- ........................   US            100,000      1,893,750         2.7
  Vimpel-Communications - ADR{\/} ...........................   RUS            40,000      1,520,000         2.2
  Grupo Iusacell S.A. - "L" ADR-/- {\/} .....................   MEX            65,000      1,194,375         1.7
  Cellularvision USA, Inc.-/- ...............................   US            115,000        920,000         1.3
  Korea Mobile Telecommunications: ..........................   KOR                --             --         1.3
    ADR{\/} .................................................   --             63,860        642,591          --
    Common ..................................................   --                329        242,669          --
  WinStar Communications, Inc.-/- ...........................   US             25,000        334,375         0.5
  Clearnet Communications, Inc. "A" .........................   CAN            21,000        260,884         0.4

    The accompanying notes are an integral part of the financial statements.

                                      F24

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Wireless Communications (Continued)
  Western Wireless Corp. "A"-/- .............................   US             16,000   $    254,000         0.4
  Intercel, Inc.-/- .........................................   US             15,000        206,250         0.3
                                                                                        ------------
                                                                                          11,794,559
                                                                                        ------------
Multi-Industry (5.3%)
  Mannesmann AG .............................................   GER             5,900      2,627,859         3.8
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX           150,000      1,048,357         1.5
                                                                                        ------------
                                                                                           3,676,216
                                                                                        ------------
Telephone - Regional/Local (4.2%)
  ICG Communications, Inc.-/- ...............................   US             45,000        866,250         1.2
  Intermedia Communications of Florida, Inc.-/- .............   US             23,000        744,625         1.1
  Russian Regional Telecommunications Basket Bridge
   Certificates{\/} .........................................   RUS                66        727,766         1.1
  Brooks Fiber Properties, Inc.-/- ..........................   US             16,000        540,000         0.8
                                                                                        ------------
                                                                                           2,878,641
                                                                                        ------------
Instrumentation & Test (3.0%)
  Uniphase Corp.-/- .........................................   US             20,000      1,165,000         1.7
  Murata Manufacturing Co., Ltd. ............................   JPN            22,000        876,004         1.3
                                                                                        ------------
                                                                                           2,041,004
                                                                                        ------------
Cable Television (2.4%)
  Comcast UK Cable Partners Ltd. "A"{\/} ....................   UK             85,000      1,020,000         1.5
  Comcast Corp. "A" .........................................   US             22,000        470,250         0.7
  United International Holdings, Inc. "A"-/- ................   US             12,000        124,500         0.2
                                                                                        ------------
                                                                                           1,614,750
                                                                                        ------------
Telephone - Long Distance (1.8%)
  Call-Net Enterprises, Inc. "B"-/- .........................   CAN            61,300        999,095         1.4
  TeleBermuda International Ltd.(.) {\/} ....................   BDA            33,200        240,700         0.3
  Qwest Communications International, Inc.-/- ...............   US              2,500         68,125         0.1
                                                                                        ------------
                                                                                           1,307,920
                                                                                        ------------
Aerospace/Defense (1.7%)
  Orbital Sciences Corp.-/- .................................   US             75,000      1,190,625         1.7
                                                                                        ------------
Telecom - Other (1.3%)
  Carso Global Telecom "A1"-/- ..............................   MEX           215,000        866,390         1.3
                                                                                        ------------
Beverages - Alcoholic (0.0%)
  Bavaria ...................................................   COL             3,000         21,550          --
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $54,117,345) .................                             63,507,730        91.5
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F25

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Hellenic Telecommunication Organization S.A. Rights, expire
   7/18/97 (cost $0) ........................................   GREC           41,500   $      5,099          --
                                                                                        ------------       -----
    TELEPHONE NETWORKS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%
   collateralized by $4,840,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $4,925,510,
   including accrued interest). (cost $4,828,771)  ..........                              4,828,771         7.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $58,946,116)  * .....................                             68,341,600        98.5
Other Assets and Liabilities ................................                              1,042,155         1.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 69,383,755       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        (.) Restricted securities: At June 30, 1997 the Fund owned the following resticted security constituting less than 0.4% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1).

                                                                                                          VALUE
                                                                                         ACQUISITION    PER SHARE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         (NOTE 1)
             -----------------------------------------------  -----------------  ------  -----------   ------------
             TeleBermuda International Ltd..................      10/04/96       33,200  $  282,200        $7.25

          * For Federal income tax purposes, cost is $58,946,116 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,410,643
                 Unrealized depreciation:            (2,015,159)
                                                  -------------
                 Net unrealized appreciation:     $   9,395,484
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F26

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Bermuda (BDA/BMD) ....................    0.3                   0.3
Brazil (BRZL/BRL) ....................    6.5                   6.5
Canada (CAN/CAD) .....................    6.2                   6.2
Czech Republic (CZCH/CSK) ............    3.0                   3.0
Finland (FIN/FIM) ....................    4.9                   4.9
Germany (GER/DEM) ....................    3.8                   3.8
Greece (GREC/GRD) ....................    1.4                   1.4
Hong Kong (HK/HKD) ...................    0.4                   0.4
Hungary (HGRY/HUF) ...................    0.5                   0.5
Israel (ISRL/ILS) ....................    5.0                   5.0
Italy (ITLY/ITL) .....................    3.5                   3.5
Japan (JPN/JPY) ......................    4.8                   4.8
Korea (KOR/KRW) ......................    1.3                   1.3
Luxembourg (LUX/LUF) .................    2.8                   2.8
Mexico (MEX/MXN) .....................    4.5                   4.5
Peru (PERU/PES) ......................    0.5                   0.5
Portgual (PORT/PTE) ..................    1.3                   1.3
Russia (RUS/SUR) .....................    3.3                   3.3
Sweden (SWDN/SEK) ....................    5.1                   5.1
United Kingdom (UK/GBP) ..............    5.3                   5.3
United States & Other (US/USD) .......   27.1        8.5       35.6
                                        ------     -----      -----
Total  ...............................   91.5        8.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $69,383,755.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
British Pounds..........................     1,331,302         0.61861  07/21/97   $   (38,070)
Deutsche Marks..........................       345,483         1.69400  08/29/97         8,708
Deutsche Marks..........................       460,644         1.69000  08/29/97        12,729
Finnish Markkaa.........................     1,465,063         5.13750  07/21/97        14,256
Italian Liras...........................     1,820,533     1,693.80000  07/21/97         9,671
Japanese Yen............................       170,189       121.00000  07/07/97        (9,115)
Japanese Yen............................       115,053       125.33000  08/06/97       (10,529)
Japanese Yen............................       131,740       114.39500  08/06/97          (615)
Japanese Yen............................       659,263       118.17700  08/12/97       (24,622)
Japanese Yen............................       131,853       122.25000  08/12/97        (9,154)
Japanese Yen............................       312,491       116.69400  08/12/97        (8,550)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $6,888,323)...................     6,943,614                             $   (55,291)
                                          --------------                          --------------
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 10.01%.

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F27

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (21.4%)
  Malayan Banking Bhd. ......................................   MAL            41,000   $    430,553         1.9
    BANKS-MONEY CENTER
  Rashid Hussain Bhd. .......................................   MAL            64,000        405,786         1.7
    SECURITIES BROKER
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL        9,628,127        353,195         1.5
    BANKS-MONEY CENTER
  Amalgamated Banks of South Africa-/- ......................   SAFR           38,475        276,124         1.2
    BANKS-REGIONAL
  Malaysian Resources Corp., Bhd. ...........................   MAL            98,000        269,903         1.2
    REAL ESTATE
  China Resources Enterprise Ltd. ...........................   HK             52,000        255,073         1.1
    REAL ESTATE INVESTMENT TRUST
  State Bank of India Ltd. - GDR{\/} ........................   IND             9,180        243,270         1.0
    BANKS-REGIONAL
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN             5,459        236,102         1.0
    OTHER FINANCIAL
  Turkiye Is Bankasi (Isbank) "C" ...........................   TRKY          492,000        192,291         0.8
    BANKS-MONEY CENTER
  Metroplex Bhd. ............................................   MAL           180,000        186,883         0.8
    REAL ESTATE
  Yapi ve Kredi Bankasi AS ..................................   TRKY        6,500,000        148,922         0.6
    BANKS-MONEY CENTER
  Kookmin Bank: .............................................   KOR                --             --         0.6
    BANKS-MONEY CENTER
    GRD-/- {\/} .............................................   --              3,810         80,963          --
    Common ..................................................   --              3,248         61,145          --
  PT Lippo Bank - Foreign ...................................   INDO          130,000        133,690         0.6
    BANKS-MONEY CENTER
  Akbank T.A.S. .............................................   TRKY        1,555,000        133,600         0.6
    BANKS-REGIONAL
  Bank Negara Indonesia - Foreign ...........................   INDO          177,000        112,855         0.5
    BANKS-REGIONAL
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE            5,122        112,044         0.5
    INVESTMENT MANAGEMENT
  Global Menkul Degerler AS-/- ..............................   TRKY        4,371,026        108,981         0.5
    SECURITIES BROKER
  Commercial International Bank: ............................   EGPT               --             --         0.4
    BANKS-MONEY CENTER
    Common ..................................................   --              5,000        104,636          --
    GDR - 144A{.} {\/} ......................................   --                164          3,419          --
  Bank Hapoalim Ltd.-/- .....................................   ISRL           45,434         94,847         0.4
    BANKS-REGIONAL
  Banco de A. Edwards - ADR{\/} .............................   CHLE            4,463         93,165         0.4
    BANKS-MONEY CENTER
  Turkiye Garanti Bankasi AS ................................   TRKY        2,460,000         92,830         0.4
    BANKS-REGIONAL
  Thai Farmers Bank Ltd. - Foreign ..........................   THAI           21,800         92,658         0.4
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- .............................   EGPT            2,100         82,826         0.4
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F28

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Daegu Bank ................................................   KOR             7,174   $     59,837         0.3
    BANKS-MONEY CENTER
  Korea Exchange Bank .......................................   KOR             8,900         58,764         0.3
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC - Foreign ........................   THAI           13,200         54,065         0.2
    BANKS-MONEY CENTER
  Aksigorta .................................................   TRKY          848,000         53,714         0.2
    INSURANCE - MULTI-LINE
  Ergo Bank S.A. ............................................   GREC              832         49,973         0.2
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG             1,528         49,660         0.2
    BANKS-MONEY CENTER
  BPI-SGPS S.A. .............................................   PORT            2,550         49,624         0.2
    BANKS-MONEY CENTER
  Commercial Bank of Korea ..................................   KOR             9,150         49,158         0.2
    BANKS-REGIONAL
  Alpha Credit Bank .........................................   GREC              720         48,985         0.2
    BANKS-REGIONAL
  Malaysian Assurance Alliance Bhd. .........................   MAL             7,900         46,019         0.2
    INSURANCE - MULTI-LINE
  Ayala Land, Inc. "B" ......................................   PHIL           45,000         41,414         0.2
    REAL ESTATE
  Bank Leumi Le - Israel-/- .................................   ISRL           25,611         38,942         0.2
    BANKS-REGIONAL
  Bank Slaski S.A. ..........................................   POL               467         33,408         0.1
    BANKS-MONEY CENTER
  PT Jaya Real Property - Foreign ...........................   INDO           22,000         29,638         0.1
    REAL ESTATE
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI           17,600         21,762         0.1
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                           4,990,724
                                                                                        ------------
Services (17.4%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --         6.2
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --              7,248      1,099,884          --
    Common ..................................................   --          2,534,538        343,746          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX             7,128        340,362         1.5
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd. ....................................   SAFR          194,371        291,417         1.3
    RETAILERS-OTHER
  Compania de Telefonos de Chile S.A. - ADR{\/} .............   CHLE            5,734        189,222         0.8
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. - B ...................................   MEX            99,280        185,033         0.8
    RETAILERS-OTHER
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred .....   BRZL          485,889        158,653         0.7
    TELEPHONE NETWORKS
  Konsortium Perkapalan Berhad ..............................   MAL            26,000        153,517         0.7
    TRANSPORTATION - SHIPPING
  PT Telekomunikasi Indonesia - Foreign .....................   INDO           77,000        125,905         0.5
    TELECOM - OTHER

    The accompanying notes are an integral part of the financial statements.

                                      F29

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Mahanagar Telephone Nigam Ltd. ............................   IND            14,800   $    125,748         0.5
    TELECOM - OTHER
  Advanced Info. Service "L" ................................   THAI           12,800        111,777         0.5
    WIRELESS COMMUNICATIONS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ            2,547        109,839         0.5
    TELEPHONE NETWORKS
  SM Prime Holdings, Inc. ...................................   PHIL          304,000         89,989         0.4
    RETAILERS-APPAREL
  PT Matahari Putra Prima - Foreign .........................   INDO           43,000         86,672         0.4
    RETAILERS-APPAREL
  Telecomasia (Local)-/- ....................................   THAI           62,700         75,710         0.3
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. "B" - ADR{\/} ................   ARG             2,017         69,839         0.3
    TELEPHONE NETWORKS
  Migros Turk T.A.S. ........................................   TRKY           90,000         63,679         0.3
    RETAILERS-FOOD
  Indian Hotels Co., Ltd. - GDR{\/} .........................   IND             2,600         61,750         0.3
    LEISURE & TOURISM
  Portugal Telecom S.A. - Registered ........................   PORT            1,284         51,798         0.2
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. .............................................   PORT            1,169         48,879         0.2
    RETAILERS-OTHER
  Hellenic Telecommunications Organization S.A. .............   GREC            1,930         45,315         0.2
    TELEPHONE NETWORKS
  PT Steady Safe Transportation - Foreign ...................   INDO           34,500         40,446         0.2
    TRANSPORTATION - ROAD & RAIL
  Danubius Hotel and Spa Rt.-/- .............................   HGRY            1,367         40,397         0.2
    LEISURE & TOURISM
  Philippine Long Distance Telephone Co. ....................   PHIL            1,000         32,448         0.1
    TELEPHONE - LONG DISTANCE
  Investec-Consultoria Internacional S.A.-/- ................   PORT              914         31,154         0.1
    BROADCASTING & PUBLISHING
  Blue Square Chain Investments & Properties Ltd.-/- ........   ISRL            1,867         18,178         0.1
    RETAILERS-FOOD
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ....................   PORT              237         16,556         0.1
    RETAILERS-OTHER
                                                                                        ------------
                                                                                           4,007,913
                                                                                        ------------
Energy (17.2%)
  LUKoil Holding - ADR{\/} ..................................   RUS             5,198        405,444         1.7
    GAS PRODUCTION & DISTRIBUTION
  Petroleo Brasileiro S.A. (Petrobras) Preferred-/- .........   BRZL        1,441,650        400,435         1.7
    OIL
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} ..................................................   BRZL           13,916        384,356         1.7
    ELECTRICAL & GAS UTILITIES
  Sasol Ltd. ................................................   SAFR           26,745        350,860         1.5
    ENERGY SOURCES
  Surgutneftegaz - ADR{\/} ..................................   RUS             5,682        301,146         1.3
    OIL

    The accompanying notes are an integral part of the financial statements.

                                      F30

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL            5,420   $    275,770         1.2
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE            8,877        200,287         0.9
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ...........................   VENZ          123,583        198,204         0.9
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A.-/- .............................   BRZL          461,507        183,917         0.8
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR-/- {\/} ..............................   CHLE            5,945        166,460         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL          333,328        165,887         0.7
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} ......................   KOR             8,450        157,909         0.7
    ELECTRICAL & GAS UTILITIES
  PTT Exploration and Production Public Co., Ltd. -
   Foreign ..................................................   THAI            7,900        114,776         0.5
    OIL
  Manila Electric Co. "B" ...................................   PHIL           21,230        104,740         0.5
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign .........   THAI           39,800         97,655         0.4
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. ADR{\/} ......................................   CHLE            2,503         89,013         0.4
    ELECTRICAL & GAS UTILITIES
  Belle Corp.-/- ............................................   PHIL          298,000         87,082         0.4
    OIL
  YPF S.A. - ADR{\/} ........................................   ARG             2,378         73,124         0.3
    OIL
  Bombay Suburban Electric Supply (BSES) Ltd.-/- ............   IND             8,850         58,979         0.3
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ...............................................   KOR             2,100         50,959         0.2
    OIL
  Perez Companc S.A. "B"-/- .................................   ARG             6,326         50,808         0.2
    OIL
  Guangdong Electric Power Development Co., Ltd. "B" ........   CHNA           52,800         43,280         0.2
    ENERGY SOURCES
  EDP-Electricidade de Portugal S.A. ........................   PORT              400          7,341          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           3,968,432
                                                                                        ------------
Materials/Basic Industry (16.3%)
  General Mining Union Corp. (Gencor) .......................   SAFR           89,726        413,466         1.8
    METALS - NON-FERROUS
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ............   SAFR          498,984        330,052         1.4
    METALS - STEEL
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX            73,809        297,430         1.3
    PAPER/PACKAGING
  PT Gudang Garam - Foreign .................................   INDO           65,500        274,825         1.2
    MISC. MATERIALS & COMMODITIES
  Sappi Ltd. ................................................   SAFR           25,052        226,465         1.0
    FOREST PRODUCTS

    The accompanying notes are an integral part of the financial statements.

                                      F31

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Caemi Mineracao e Metalurgia S.A. Preferred-/- ............   BRZL        4,030,854   $    193,211         0.8
    METALS - STEEL
  Pohang Iron & Steel Co., Ltd. .............................   KOR             1,620        165,906         0.7
    METALS - STEEL
  North Cairo Flour Mills-/- ................................   EGPT            3,000        156,291         0.7
    MISC. MATERIALS & COMMODITIES
  Cosco Pacific Ltd. ........................................   HK             62,000        143,659         0.6
    PAPER/PACKAGING
  Anglo American Corporation of South Africa Ltd. ...........   SAFR            2,383        143,568         0.6
    GOLD
  Apasco S.A. ...............................................   MEX            19,431        139,474         0.6
    CEMENT
  Helwan Portland Cement Co.-/- .............................   EGPT            6,500        137,595         0.6
    CEMENT
  Cahya Mata Sarawak Bhd. ...................................   MAL            16,000        130,612         0.6
    BUILDING MATERIALS & COMPONENTS
  Industrias Penoles S.A. "CP" ..............................   MEX            26,540        126,667         0.5
    METALS - NON-FERROUS
  Ameriyah Cement Co.-/- ....................................   EGPT            4,500        109,669         0.5
    CEMENT
  Siam Cement Co., Ltd. - Foreign ...........................   THAI            5,600         96,940         0.4
    CEMENT
  Maanshan Iron and Steel Co. "H" ...........................   CHNA          444,000         92,849         0.4
    METALS - STEEL
  Torah Portland Cement Co.-/- ..............................   EGPT            3,000         75,938         0.3
    CEMENT
  Paints & Chemical Industry-/- .............................   EGPT            2,150         72,458         0.3
    CHEMICALS
  Eregli Demir Ve Celik Fabrikalari T.A.S. ..................   TRKY          428,673         71,494         0.3
    METALS - STEEL
  Titan Cement Co., S.A. ....................................   GREC            1,422         70,140         0.3
    BUILDING MATERIALS & COMPONENTS
  Pannonplast Rt. ...........................................   HGRY            1,301         65,293         0.3
    MISC. MATERIALS & COMMODITIES
  Turk Sise ve Cam Fabrikalari AS-/- ........................   TRKY        1,022,000         64,736         0.3
    GLASS
  Helioplis Housing-/- ......................................   EGPT              500         59,176         0.3
    BUILDING MATERIALS & COMPONENTS
  Israel Chemicals Ltd.-/- ..................................   ISRL           40,974         48,346         0.2
    CHEMICALS
  Cimpor-Cimentos de Portugal, SGPS S.A. ....................   PORT            1,363         31,767         0.1
    CEMENT
  Agros Holding S.A.-/- .....................................   POL             1,049         27,941         0.1
    MISC. MATERIALS & COMMODITIES
  Oryx Gold Holdings Ltd.-/- ................................   SAFR           26,430         26,806         0.1
    GOLD
                                                                                        ------------
                                                                                           3,792,774
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F32

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (11.0%)
  GT Taiwan Fund{\/} +X+ ....................................   TWN            49,751   $    762,687         3.3
    COUNTRY FUNDS
  Barlow Ltd. ...............................................   SAFR           38,024        413,733         1.8
    CONGLOMERATE
  Sime Darby Bhd. ...........................................   MAL            69,000        229,681         1.0
    MISCELLANEOUS
  Renong Bhd. ...............................................   MAL           159,000        207,926         0.9
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .........................   HK             33,000        205,323         0.9
    MULTI-INDUSTRY
  Bimantara Citra - Foreign .................................   INDO           79,000        138,112         0.6
    CONGLOMERATE
  Haci Omer Sabanci Holding Reg S - ADR{c} -/- {\/} .........   TRKY           14,103        126,927         0.5
    MISCELLANEOUS
  Koc Holding AS ............................................   TRKY          474,000        111,792         0.5
    CONGLOMERATE
  San Luis "CPO"-/- .........................................   MEX            13,037         96,698         0.4
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................   ISRL            3,562         62,780         0.3
    CONGLOMERATE
  Mosenergo - 144A ADR{.} {\/} ..............................   RUS             1,342         55,693         0.2
    MISCELLANEOUS
  Ayala Corp. "B" ...........................................   PHIL           66,000         47,590         0.2
    CONGLOMERATE
  Graboplast Rt. ............................................   HGRY              838         39,372         0.2
    MISCELLANEOUS
  Banco Comercial Portugues "A", Convertible Preferred, 8%
   till 6/30/03{\/} .........................................   PORT              415         28,428         0.1
    MISCELLANEOUS
  Discount Investment Corp. .................................   ISRL              244         19,509         0.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           2,546,251
                                                                                        ------------
Consumer Non-Durables (6.1%)
  South African Breweries Ltd. ..............................   SAFR           11,723        359,922         1.6
    BEVERAGES - ALCOHOLIC
  Gruma S.A. "B"-/- .........................................   MEX            48,997        228,295         1.0
    FOOD
  Companhia Cervejaria Brahma Preferred-/- ..................   BRZL          229,241        174,619         0.8
    BEVERAGES - ALCOHOLIC
  Eastern Tobacco Co.-/- ....................................   EGPT            5,200        131,626         0.6
    TOBACCO
  San Miguel Corp. "B" ......................................   PHIL           48,200        127,131         0.5
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B"-/- ...........   MEX            20,964        124,871         0.5
    BEVERAGES - ALCOHOLIC
  A-Ahram Beverages Co. S.A.E. - GDR-/- {\/} ................   EGPT            5,000        102,250         0.4
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ...................   CHLE            3,807         79,471         0.3
    BEVERAGES - NON-ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                      F33

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Ng Fung Hong Ltd. .........................................   HK             30,000   $     44,922         0.2
    FOOD
  La Tondena Distillers, Inc. ...............................   PHIL            9,200         22,171         0.1
    BEVERAGES - NON-ALCOHOLIC
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) .................   POL               289         18,475         0.1
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                           1,413,753
                                                                                        ------------
Capital Goods (4.7%)
  United Engineers Ltd. .....................................   MAL            41,000        295,700         1.3
    CONSTRUCTION
  Delta Electrical Industries Ltd.-/- .......................   ZBBW          155,800        239,272         1.0
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ...........................   ISRL            3,600        107,100         0.5
    TELECOM EQUIPMENT
  New World Infrastructure Ltd.-/- ..........................   HK             30,000         84,809         0.4
    INDUSTRIAL COMPONENTS
  Cheung Kong Infrastructure Holdings .......................   HK             29,000         84,041         0.4
    CONSTRUCTION
  IJM Corporation Bhd. ......................................   MAL            37,000         77,710         0.3
    CONSTRUCTION
  Hindalco Industries Ltd. ..................................   IND             2,700         73,863         0.3
    INDUSTRIAL COMPONENTS
  Irkutskenergo - ADR{\/} ...................................   RUS             2,286         38,291         0.2
    ELECTRICAL PLANT/EQUIPMENT
  Elektrim Spolka Akcyjna S.A. ..............................   POL             3,946         34,355         0.1
    ELECTRICAL PLANT/EQUIPMENT
  C & P Homes, Inc. .........................................   PHIL           88,000         33,063         0.1
    CONSTRUCTION
  Sungmi Telecom Electronics Co. ............................   KOR               160         21,321         0.1
    ELECTRICAL PLANT/EQUIPMENT
  Hindalco Industries Ltd. - 144A GDR{.} {\/} ...............   IND               330         11,666          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           1,101,191
                                                                                        ------------
Consumer Durables (4.0%)
  Samsung Electronics Co.: ..................................   KOR                --             --         1.0
    CONSUMER ELECTRONICS
    GDR - 144A{.} -/- {\/} ..................................   --              2,010        117,585          --
    Common ..................................................   --              1,016        112,373          --
  Suez Cement Co. - Reg S GDR-/- {c} {\/} ...................   EGPT            9,963        201,253         0.9
    CEMENT
  Arcelik AS ................................................   TRKY        1,178,000        158,760         0.7
    APPLIANCES & HOUSEHOLD
  PT Astra International - Foreign ..........................   INDO           29,500        121,349         0.5
    AUTO PARTS
  Qingling Motors Co., Ltd.-/- ..............................   CHNA          168,000         86,745         0.4
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......   IND             5,070         77,825         0.3
    AUTOMOBILES

    The accompanying notes are an integral part of the financial statements.

                                      F34

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  BEC World Public Co., Ltd. ................................   THAI            4,100   $     35,170         0.2
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                             911,060
                                                                                        ------------
Technology (1.8%)
  Asustek Computer Inc. Reg. S - GDR-/- {c} {\/} ............   TWN            35,734        404,688         1.7
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. ..........................   ISRL              173         22,406         0.1
    SEMICONDUCTORS
                                                                                        ------------
                                                                                             427,094
                                                                                        ------------
Health Care (1.9%)
  Teva Pharmaceutical Industries Ltd. .......................   ISRL            1,774        115,036         0.5
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - GDR{\/} ..............................   HGRY            1,205        110,860         0.5
    PHARMACEUTICALS
  Ranbaxy Laboratories Ltd. .................................   IND             4,600         87,722         0.4
    MEDICAL TECHNOLOGY & SUPPLIES
  Egypt International Pharmaceuticals-/- ....................   EGPT            1,000         61,887         0.3
    PHARMACEUTICALS
  PT Kalbe Farma - Foreign ..................................   INDO           31,000         41,444         0.2
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                             416,949
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $22,579,034) .................                             23,576,141       101.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Chilgener S.A. Rights, expire 7/7/97{\/} ..................   CHLE            1,961          6,571          --
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F35

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Hellenic Telecommunication Organization S.A. Rights, expire
   8/18/97 ..................................................   GREC            1,930   $        237          --
    TELEPHONE NETWORKS
  Rashid Hussain Bhd. Rights for Warrants, expire 8/5/97 ....   MAL             9,143             --          --
    OTHER FINANCIAL
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                  6,808          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $22,579,034)  * .....................                             23,582,949       101.8
Other Assets and Liabilities ................................                               (414,531)       (1.8)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 23,168,418       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        +X+  The GT Global Variable Emerging Markets Fund (the "Fund") has
             invested in the GT Global Taiwan Fund, a fund managed by LGT Asset Management Ltd. who is an affiliate of the Fund's manager, Chancellor LGT Asset Management, Inc.
          * For Federal income tax purposes, cost is $22,583,405 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,566,101
                 Unrealized depreciation:              (566,557)
                                                  -------------
                 Net unrealized appreciation:     $     999,544
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F36

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    1.0                   1.0
Brazil (BRZL/BRL) ....................   16.1                  16.1
Chile (CHLE/CLP) .....................    4.0                   4.0
China (CHNA/RMB) .....................    1.0                   1.0
Egypt (EGPT/EGP) .....................    5.7                   5.7
Greece (GREC/GRD) ....................    0.9                   0.9
Hong Kong (HK/HKD) ...................    3.6                   3.6
Hungary (HGRY/HUF) ...................    1.2                   1.2
India (IND/INR) ......................    3.1                   3.1
Indonesia (INDO/IDR) .................    4.8                   4.8
Israel (ISRL/ILS) ....................    2.4                   2.4
Korea (KOR/KRW) ......................    4.1                   4.1
Malaysia (MAL/MYR) ...................   10.6                  10.6
Mexico (MEX/MXN) .....................    6.6                   6.6
Panama (PAN/PND) .....................    1.0                   1.0
Philippines (PHIL/PHP) ...............    2.5                   2.5
Poland (POL/PLZ) .....................    0.4                   0.4
Portugal (PORT/PTE) ..................    1.0                   1.0
Russia (RUS/SUR) .....................    3.4                   3.4
South Africa (SAFR/ZAR) ..............   12.3                  12.3
Taiwan (TWN/TWD) .....................    5.0                   5.0
Thailand (THAI/THB) ..................    3.0                   3.0
Turkey (TRKY/TRL) ....................    5.7                   5.7
United States & Other (US/USD) .......     --       (1.8)      (1.8)
Venezuela (VENZ/VEB) .................    1.4                   1.4
Zimbabwe (ZBBW/ZWD) ..................    1.0                   1.0
                                        ------     -----      -----
Total  ...............................  101.8       (1.8)     100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $23,168,418.

    The accompanying notes are an integral part of the financial statements.

                                      F37

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Electrical & Gas Utilities (24.3%)
  Light - Participacoes S.A.-/- .............................   BRZL          650,000   $    259,033         3.0
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN             2,800        238,175         2.7
  Light - Servicos de Electricidade S.A. ....................   BRZL          440,000        218,974         2.5
  Enron Global Power & Pipelines L.L.C. .....................   US              6,200        206,538         2.4
  AES Corp.-/- ..............................................   US              2,900        205,175         2.3
  Hub Power Co.-/- ..........................................   PAK           166,000        167,973         1.9
  Korea Electric Power Corp. - ADR{\/} ......................   KOR             8,300        155,106         1.8
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI           1,200        154,668         1.8
  Edison S.p.A. .............................................   ITLY           31,000        153,443         1.8
  BSES Ltd. 144A - GDR{.} {\/} ..............................   IND             4,500        117,000         1.3
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL            1,600         81,408         0.9
  MetroGas S.A. - ADR{\/} ...................................   ARG             7,662         76,620         0.9
  Capex S.A. ................................................   ARG             7,900         74,275         0.8
  Chilgener S.A. - ADR-/- {\/} ..............................   CHLE              700         19,600         0.2
                                                                                        ------------
                                                                                           2,127,988
                                                                                        ------------
Telephone Networks (9.7%)
  Telefonica de Espana - ADR{\/} ............................   SPN             2,400        207,000         2.4
  Hellenic Telecommunications Organization S.A. .............   GREC            7,500        176,095         2.0
  Stet Societa' Finanziaria Telefonica S.p.A. - Di Risp .....   ITLY           40,000        138,307         1.6
  SPT Telecom-/- ............................................   CZCH            1,300        136,521         1.6
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL            2,000        128,500         1.5
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ            1,100         47,438         0.5
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK               100          7,400         0.1
                                                                                        ------------
                                                                                             841,261
                                                                                        ------------
Metals - Steel (7.7%)
  Mannesmann AG .............................................   GER               470        209,338         2.4
  Northwest Pipe Co.-/- .....................................   US              9,000        165,375         1.9
  Shaw Group, Inc.-/- .......................................   US              9,800        159,250         1.8
  Hylsamex, S.A. de C.V. 144A - ADR{.} {\/} .................   MEX             4,800        136,800         1.6
  Grupo Simec, S.A. de C.V. - ADR-/- {\/} ...................   MEX               500          1,813          --
                                                                                        ------------
                                                                                             672,576
                                                                                        ------------
Cement (5.9%)
  Giant Cement Holding, Inc.-/- .............................   US             11,700        219,375         2.5
  La Cementos Nacional, C.A. 144A - GDR{.} {\/} .............   ECDR              923        187,369         2.1
  Suez Cement Co. - Reg S GDR-/- {c} {\/} ...................   EGPT            4,100         82,820         0.9
  Siam Cement Co., Ltd. - Foreign ...........................   THAI            1,800         31,159         0.4
  HI Cement Corp. ...........................................   PHIL           15,000          2,846          --
                                                                                        ------------
                                                                                             523,569
                                                                                        ------------
Transportation - Road & Rail (5.7%)
  Canadian National Railway Co. .............................   CAN             4,300        187,512         2.1
  Tranz Rail Holdings Ltd. - ADR{\/} ........................   NZ             10,500        177,188         2.0

    The accompanying notes are an integral part of the financial statements.

                                      F38

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Transportation - Road & Rail (Continued)
  ABC Rail Products Corp.-/- ................................   US              8,000   $    137,000         1.6
                                                                                        ------------
                                                                                             501,700
                                                                                        ------------
Telecom Technology (4.8%)
  Ciena Corp.-/- ............................................   US              4,800        226,200         2.6
  Tadiran Telecommunications Ltd.{\/} .......................   ISRL            8,900        191,906         2.2
                                                                                        ------------
                                                                                             418,106
                                                                                        ------------
Machinery & Engineering (4.1%)
  Caterpillar, Inc. .........................................   US              2,100        225,488         2.6
  KCI Konecranes International ..............................   FIN             3,000        130,608         1.5
                                                                                        ------------
                                                                                             356,096
                                                                                        ------------
Multi-Industry (4.0%)
  IES Industries, Inc. ......................................   US              6,000        177,000         2.0
  E.R.G. Ltd. ...............................................   AUSL           90,117        102,004         1.2
  Asia Pacific Wire & Cable Corporation Ltd.-/- .............   US              4,600         50,025         0.6
  PT Bakrie and Brothers ....................................   INDO           40,000         17,688         0.2
                                                                                        ------------
                                                                                             346,717
                                                                                        ------------
Aerospace/Defense (2.6%)
  Doncasters PLC - ADR-/- {\/} ..............................   UK              9,700        224,313         2.6
                                                                                        ------------
Metals - Non-Ferrous (2.2%)
  RMI Titanium Co.-/- .......................................   US              7,000        190,750         2.2
                                                                                        ------------
Construction (1.6%)
  United Engineers Ltd. .....................................   MAL            20,000        144,244         1.6
                                                                                        ------------
Electrical Plant/Equipment (1.5%)
  Emcore Corp.-/- ...........................................   US              8,000        134,500         1.5
                                                                                        ------------
Wireless Communications (1.5%)
  DDI Corp. .................................................   JPN                18        132,972         1.5
                                                                                        ------------
Telephone - Long Distance (1.0%)
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO            3,000         89,813         1.0
                                                                                        ------------
Telephone - Regional/Local (0.8%)
  CPT Telefonica Del Peru, S.A. - ADR{\/} ...................   PERU            2,800         73,325         0.8
                                                                                        ------------
Consumer Electronics (0.7%)
  Three-Five Systems, Inc.-/- ...............................   US              4,000         59,500         0.7
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F39

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Transportation - Shipping (0.1%)
  International Container Terminal Services (ICTS)-/- .......   PHIL           13,537   $      6,935         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $5,944,517) ..................                              6,844,365        78.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Hellenic Telecommunication Organization S.A. Rights, expire
   7/18/97 ..................................................   GREC            7,500            921          --
    TELEPHONE NETWORKS
  Chilgener S.A. Rights, expire 7/7/97{\/} ..................   CHLE              231            774          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                  1,695          --
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $1,915,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $1,948,833,
   including accrued interest). (cost $1,909,305) ...........                              1,909,305        21.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $7,853,822)  * ......................                              8,755,365       100.0
Other Assets and Liabilities ................................                                  3,311          --
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  8,758,676       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $7,854,414 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     930,618
                 Unrealized depreciation:               (29,667)
                                                  -------------
                 Net unrealized appreciation:     $     900,951
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F40

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    1.7                   1.7
Australia (AUSL/AUD) .................    1.2                   1.2
Austria (ASTRI/ATS) ..................    1.8                   1.8
Brazil (BRZL/BRL) ....................    6.4                   6.4
Canada (CAN/CAD) .....................    2.1                   2.1
Chile (CHLE/CLP) .....................    0.2                   0.2
Czech Republic (CZCH/CSK) ............    1.6                   1.6
Ecuador (ECDR/ECS) ...................    2.1                   2.1
Egypt (EGPT/EGP) .....................    0.9                   0.9
Finland (FIN/FIM) ....................    1.5                   1.5
Germany (GER/DEM) ....................    2.4                   2.4
Greece (GREC/GRD) ....................    2.0                   2.0
India (IND/INR) ......................    1.3                   1.3
Indonesia (INDO/IDR) .................    1.2                   1.2
Israel (ISRL/ILS) ....................    2.2                   2.2
Italy (ITLY/ITL) .....................    3.4                   3.4
Japan (JPN/JPY) ......................    1.5                   1.5
Korea (KOR/KRW) ......................    1.8                   1.8
Malaysia (MAL/MYR) ...................    1.6                   1.6
Mexico (MEX/MXN) .....................    1.6                   1.6
New Zealand (NZ/NZD) .................    2.0                   2.0
Pakistan (PAK/PKR) ...................    2.0                   2.0
Peru (PERU/PES) ......................    0.8                   0.8
Philippines (PHIL/PHP) ...............    1.6                   1.6
Spain (SPN/ESP) ......................    5.1                   5.1
Thailand (THAI/THB) ..................    0.4                   0.4
United Kingdom (UK/GBP) ..............    2.6                   2.6
United States & Other (US/USD) .......   24.7       21.8       46.5
Venezuela (VENZ/VEB) .................    0.5                   0.5
                                        ------     -----      -----
Total  ...............................   78.2       21.8      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $8,758,676.

    The accompanying notes are an integral part of the financial statements.

                                      F41

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Oil (27.8%)
  Patterson Energy, Inc.-/- .................................   US             12,700   $    576,263         3.9
  Total S.A. "B" ............................................   FR              5,000        505,085         3.4
  Giant Industries, Inc. ....................................   US             31,400        496,513         3.3
  Beta Well Service, Inc. ...................................   US            121,600        471,200         3.2
  Schlumberger Ltd. .........................................   US              3,500        437,500         2.9
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY           71,300        402,468         2.7
  British Petroleum Co., PLC - ADR{\/} ......................   UK              4,900        366,888         2.5
  Canadian Occidental Petroleum Ltd. ........................   CAN            12,400        278,450         1.9
  Gulfstream Resources Canada Ltd.-/- .......................   CAN            34,400        276,595         1.9
  Edge Petroleum Corp.-/- ...................................   US              9,600        139,800         0.9
  Santa Fe International Corp.-/- ...........................   US              3,900        132,600         0.9
  Jerez Energy International, Inc.-/- .......................   CAN            64,700         42,180         0.3
                                                                                        ------------
                                                                                           4,125,542
                                                                                        ------------
Energy Equipment & Services (16.4%)
  Cooper Cameron Corp.-/- ...................................   US             13,200        617,097         4.2
  EVI, Inc. .................................................   US             12,700        533,400         3.6
  Global Industries Ltd.-/- .................................   US             16,600        387,766         2.6
  Key Energy Group, Inc.-/- .................................   US             17,000        302,813         2.0
  Varco International, Inc.-/- ..............................   US              7,300        235,425         1.6
  BJ Services Co.-/- ........................................   US              3,500        187,688         1.3
  Sutton Resources Ltd.-/- ..................................   CAN            20,200        164,614         1.1
                                                                                        ------------
                                                                                           2,428,803
                                                                                        ------------
Forest Products (7.8%)
  Pacific Forest Products Ltd.-/- ...........................   CAN            27,300        499,330         3.4
  Abitibi-Price, Inc. .......................................   CAN            26,100        466,038         3.1
  St Laurent Paperboard, Inc.-/- ............................   CAN            12,000        186,889         1.3
                                                                                        ------------
                                                                                           1,152,257
                                                                                        ------------
Machinery & Engineering (5.4%)
  Dreco Energy Services Ltd. "A" ............................   CAN             9,700        506,255         3.4
  Smith International, Inc. .................................   US              4,800        291,600         2.0
                                                                                        ------------
                                                                                             797,855
                                                                                        ------------
Electrical & Gas Utilities (5.1%)
  Black Sea Energy Ltd. .....................................   CAN           157,800        445,795         3.0
  Precision Drilling Corp. ..................................   US              6,400        309,600         2.1
                                                                                        ------------
                                                                                             755,395
                                                                                        ------------
Miscellaneous (4.8%)
  Orogen Minerals Ltd.: .....................................   AUSL               --             --         4.8
    144A ADR{.} {\/} ........................................   --             15,600        429,000          --
    Common ..................................................   --            100,000        285,995          --
                                                                                        ------------
                                                                                             714,995
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F42

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Chemicals (4.3%)
  Crompton & Knowles Corp. ..................................   US             15,700   $    349,325         2.3
  W.R. Grace & Co. ..........................................   US              5,500        303,188         2.0
                                                                                        ------------
                                                                                             652,513
                                                                                        ------------
Pharmaceuticals (3.3%)
  Ciba Specialty Chemicals AG-/- ............................   SWTZ            5,340        493,260         3.3
                                                                                        ------------
Gas Production & Distribution (3.2%)
  Comstock Resources, Inc.-/- ...............................   US             28,900        301,644         2.0
  Hanover Compressor Co.-/- .................................   US              5,500        107,250         0.7
  Berkley Petroleum Corp. ...................................   CAN             8,400         79,102         0.5
                                                                                        ------------
                                                                                             487,996
                                                                                        ------------
Coal (3.1%)
  Valero Energy Corp. .......................................   US              9,700        351,625         2.4
  Australian Coal and Gold Holdings Ltd.-/- .................   AUSL          260,000        102,022         0.7
                                                                                        ------------
                                                                                             453,647
                                                                                        ------------
Misc. Materials & Commodities (3.0%)
  Repadre Capital Corp.-/- ..................................   CAN            31,500        183,683         1.2
  Aber Resources Ltd.-/- ....................................   CAN            10,000        139,804         0.9
  Farallon Resources Ltd.-/- ................................   CAN            19,800        126,932         0.9
                                                                                        ------------
                                                                                             450,419
                                                                                        ------------
Metals - Steel (2.5%)
  The Carbide/Graphite Group, Inc.-/- .......................   US              9,600        223,200         1.5
  IPSCO, Inc. ...............................................   CAN             4,900        142,865         1.0
                                                                                        ------------
                                                                                             366,065
                                                                                        ------------
Electrical Plant/Equipment (2.3%)
  UCAR International, Inc.-/- ...............................   US              7,600        347,700         2.3
                                                                                        ------------
Conglomerate (2.3%)
  Brascan Ltd. "A" ..........................................   CAN            14,000        346,324         2.3
                                                                                        ------------
Metals - Non-Ferrous (1.8%)
  Savage Resources Ltd. .....................................   AUSL          303,300        274,645         1.8
                                                                                        ------------
Consumer Services (1.5%)
  Maverick Tube Corp. .......................................   US              5,500        206,250         1.4
  American Disposal Services, Inc.-/- .......................   US                500         11,250         0.1
                                                                                        ------------
                                                                                             217,500
                                                                                        ------------
Personal Care/Cosmetics (1.4%)
  Fort Howard Corp. .........................................   US              4,100        207,563         1.4
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F43

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Construction (1.0%)
  Halter Marine Group, Inc. .................................   US              6,300   $    151,200         1.0
                                                                                        ------------
Gold (1.0%)
  Queenstake Resources Ltd.-/- ..............................   CAN            58,900         86,611         0.6
  Yamana Resources, Inc.-/- .................................   CAN            13,700         23,619         0.2
  Oryx Gold Holdings Ltd.-/- ................................   SAFR           18,740         19,007         0.1
  Asquith Resources, Inc.-/- ................................   CAN            35,900         15,603         0.1
                                                                                        ------------
                                                                                             144,840
                                                                                        ------------
Energy Sources (0.9%)
  Swift Energy Co. ..........................................   US              5,600        133,700         0.9
                                                                                        ------------
Building Materials & Components (0.9%)
  International Uranium Corp. ...............................   CAN           139,700        131,554         0.9
                                                                                        ------------
Transportation - Shipping (0.5%)
  Hvide Marine, Inc. "A"-/- .................................   US              3,600         79,650         0.5
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $13,927,588) .................                             14,913,423       100.3
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Yamana Resources, Inc. Warrants, expire 12/31/98 (cost
   $5,491) ..................................................   CAN             6,850          2,481          --
                                                                                        ------------       -----
    GOLD

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $70,000 U.S. Treasury Bills, 6.125% due
   3/31/98 (market value of collateral is $71,237 including
   accrued interest). (cost $66,011)  .......................                                 66,011         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $13,999,090)  * .....................                             14,981,915       100.8
Other Assets and Liabilities ................................                               (117,194)       (0.8)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 14,864,721       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $14,045,395 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,583,738
                 Unrealized depreciation:              (647,218)
                                                  -------------
                 Net unrealized appreciation:     $     936,520
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F44

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    7.3                   7.3
Canada (CAN/CAD) .....................   28.0                  28.0
France (FR/FRF) ......................    3.4                   3.4
Italy (ITLY/ITL) .....................    2.7                   2.7
South Africa (SAFR/ZAR) ..............    0.1                   0.1
Switzerland (SWTZ/CHF) ...............    3.3                   3.3
United Kingdom (UK/GBP) ..............    2.5                   2.5
United States & Other (US/USD) .......   53.0       (0.3)      52.7
                                        ------     -----      -----
Total  ...............................  100.3       (0.3)     100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $14,864,721.

    The accompanying notes are an integral part of the financial statements.

                                      F45

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Services (34.7%)
  HFS, Inc.-/- .......................................................       29,800  $  1,728,392        4.3
    LEISURE & TOURISM
  Signature Resorts, Inc.-/- .........................................       34,000     1,175,125        2.9
    LEISURE & TOURISM
  Consolidated Stores Corp.-/- .......................................       32,250     1,120,688        2.8
    RETAILERS-OTHER
  Hilton Hotels Corp. ................................................       40,700     1,081,094        2.7
    LEISURE & TOURISM
  Paychex, Inc. ......................................................       27,900     1,060,200        2.6
    CONSUMER SERVICES
  Snyder Communications, Inc.-/- .....................................       36,000       969,750        2.4
    CONSUMER SERVICES
  Outdoor Systems, Inc.-/- ...........................................       25,050       958,163        2.4
    BUSINESS & PUBLIC SERVICES
  Corporate Express, Inc.-/- .........................................       60,450       872,747        2.2
    RETAILERS-OTHER
  Mirage Resorts, Inc.-/- ............................................       32,800       828,200        2.0
    LEISURE & TOURISM
  LCI International, Inc.-/- .........................................       34,700       759,063        1.9
    TELEPHONE NETWORKS
  Service Corporation International ..................................       20,900       687,088        1.7
    CONSUMER SERVICES
  Tele-Communications Liberty Media Group, Inc. "A"-/- ...............       27,000       641,250        1.6
    CABLE TELEVISION
  CDW Computer Centers, Inc.-/- ......................................       10,700       567,769        1.4
    RETAILERS-OTHER
  Universal Outdoor Holdings, Inc.-/- ................................       15,500       540,563        1.3
    BUSINESS & PUBLIC SERVICES
  Tiffany & Co. ......................................................       10,200       471,113        1.2
    RETAILERS-OTHER
  MGM Grand, Inc.-/- .................................................       11,000       407,000        1.0
    LEISURE & TOURISM
  Primadonna Resorts, Inc.-/- ........................................        7,500       144,844        0.3
    LEISURE & TOURISM
                                                                                     ------------
                                                                                       14,013,049
                                                                                     ------------
Technology (14.6%)
  Altera Corp.-/- ....................................................       16,600       838,300        2.1
    COMPUTERS & PERIPHERALS
  Peoplesoft Inc.-/- .................................................       15,000       791,250        2.0
    SOFTWARE
  Cascade Communications Corp.-/- ....................................       28,500       787,313        1.9
    NETWORKING
  National Semiconductor Corp.-/- ....................................       23,700       725,813        1.8
    SEMICONDUCTORS
  Advanced Fibre Communications-/- ...................................       11,800       712,425        1.8
    TELECOM TECHNOLOGY
  KLA-Trencor Corp.-/- ...............................................       14,200       692,250        1.7
    INSTRUMENTATION & TEST

    The accompanying notes are an integral part of the financial statements.

                                      F46

                        GT GLOBAL VARIABLE AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Technology (Continued)
  Adaptec, Inc.-/- ...................................................       19,600  $    681,100        1.7
    SEMICONDUCTORS
  Pegasystems, Inc.-/- ...............................................       11,000       345,125        0.8
    SOFTWARE
  Rational Software Corp.-/- .........................................       17,100       287,494        0.7
    SOFTWARE
  Qwest Communications International, Inc.-/- ........................        1,700        46,325        0.1
    TELECOM TECHNOLOGY
                                                                                     ------------
                                                                                        5,907,395
                                                                                     ------------
Finance (13.2%)
  GreenPoint Financial Corp. .........................................       25,600     1,704,000        4.2
    BANKS-REGIONAL
  Student Loan Marketing Association .................................        8,500     1,079,500        2.7
    OTHER FINANCIAL
  Progressive Corp. ..................................................        9,500       826,500        2.0
    INSURANCE - MULTI-LINE
  Conseco, Inc. ......................................................       21,400       791,800        2.0
    INSURANCE - MULTI-LINE
  Starwood Lodging Trust .............................................       11,000       469,563        1.2
    REAL ESTATE INVESTMENT TRUST
  Felcor Suite Hotels, Inc. ..........................................       11,500       428,375        1.1
    REAL ESTATE INVESTMENT TRUST
                                                                                     ------------
                                                                                        5,299,738
                                                                                     ------------
Health Care (11.1%)
  Quintiles Transnational Corp.-/- ...................................       18,500     1,288,063        3.2
    HEALTH CARE SERVICES
  HBO & Co. ..........................................................       17,100     1,177,763        2.9
    HEALTH CARE SERVICES
  Guidant Corp. ......................................................        9,800       833,000        2.1
    MEDICAL TECHNOLOGY & SUPPLIES
  Covance, Inc.-/- ...................................................       31,000       598,688        1.5
    HEALTH CARE SERVICES
  Sofamor Danek Group, Inc.-/- .......................................       12,300       562,725        1.4
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                     ------------
                                                                                        4,460,239
                                                                                     ------------
Consumer Non-Durables (8.0%)
  Estee Lauder Cos. "A" ..............................................       19,680       974,160        2.4
    PERSONAL CARE/COSMETICS
  Liz Claiborne, Inc. ................................................       17,600       820,600        2.0
    TEXTILES & APPAREL
  Avon Products, Inc. ................................................       10,500       740,906        1.8
    PERSONAL CARE/COSMETICS
  Einstein/Noah Bagel Corp.-/- .......................................       43,700       521,669        1.3
    FOOD

    The accompanying notes are an integral part of the financial statements.

                                      F47

                        GT GLOBAL VARIABLE AMERICA FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                        VALUE        % OF NET
EQUITY INVESTMENTS                                                        SHARES       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Consumer Non-Durables (Continued)
  Wrigley (WM) Jr. Company ...........................................        3,000  $    201,000        0.5
    FOOD
                                                                                     ------------
                                                                                        3,258,335
                                                                                     ------------
Capital Goods (6.6%)
  Gulfstream Aerospace Corp.-/- ......................................       36,400     1,073,800        2.7
    AEROSPACE/DEFENSE
  U.S. Office Products Co.-/- ........................................       30,300       926,044        2.3
    OFFICE EQUIPMENT
  Sundstrand Corp. ...................................................       11,900       664,169        1.6
    ELECTRICAL PLANT/EQUIPMENT
                                                                                     ------------
                                                                                        2,664,013
                                                                                     ------------
Consumer Durables (6.4%)
  Hertz Corp. "A"-/- .................................................       33,600     1,209,600        3.0
    AUTOMOBILES
  Sunbeam-Oster Co., Inc. ............................................       20,000       755,000        1.9
    APPLIANCES & HOUSEHOLD
  Tower Automotive, Inc.-/- ..........................................       13,900       597,700        1.5
    AUTO PARTS
                                                                                     ------------
                                                                                        2,562,300
                                                                                     ------------
Materials/Basic Industry (4.2%)
  Crompton & Knowles Corp. ...........................................       39,600       881,100        2.2
    CHEMICALS
  International Specialty Products, Inc.-/- ..........................       58,000       815,625        2.0
    CHEMICALS
                                                                                     ------------
                                                                                        1,696,725
                                                                                     ------------
Energy (1.2%)
  Santa Fe International Corp.-/- ....................................       14,900       506,600        1.2
    OIL
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $38,959,708) ..........................                 40,368,394      100.0
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $38,959,708)  * ..............................                 40,368,394      100.0
Other Assets and Liabilities .........................................                     (8,063)        --
                                                                                     ------------      -----

NET ASSETS ...........................................................               $ 40,360,331      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

--------------

        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $39,139,974 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,122,733
                 Unrealized depreciation:            (1,894,313)
                                                  -------------
                 Net unrealized appreciation:     $   1,228,420
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F48

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (48.0%)
  Cheung Kong (Holdings) Ltd. ...............................   HK            160,000   $  1,580,010         5.3
    REAL ESTATE
  Henderson Land Development Co., Ltd. ......................   HK            175,000      1,553,061         5.2
    REAL ESTATE
  HSBC Holdings PLC .........................................   HK             50,000      1,503,847         5.0
    BANKS-MONEY CENTER
  New World Development Co., Ltd. ...........................   HK            246,000      1,467,083         4.9
    REAL ESTATE
  Australia & New Zealand Banking Group Ltd. ................   AUSL          184,200      1,376,079         4.6
    BANKS-REGIONAL
  Hysan Development Co., Ltd. ...............................   HK            250,000        737,401         2.5
    REAL ESTATE
  China Resources Enterprise Ltd. ...........................   HK            148,000        725,977         2.4
    REAL ESTATE INVESTMENT TRUST
  PT Lippo Life Insurance - Foreign .........................   INDO          600,000        709,585         2.4
    INSURANCE-LIFE
  Metropolitan Bank & Trust Co. .............................   PHIL           31,883        677,589         2.3
    BANKS-REGIONAL
  Rashid Hussain Bhd. .......................................   MAL           100,000        634,040         2.1
    SECURITIES BROKER
  Keppel Land Ltd. ..........................................   SING          220,000        584,943         2.0
    REAL ESTATE
  Ayala Land, Inc. "B" ......................................   PHIL          585,937        539,240         1.8
    REAL ESTATE
  United Overseas Bank Ltd. - Foreign .......................   SING           46,000        473,132         1.6
    BANKS-MONEY CENTER
  Wharf (Holdings) Ltd. .....................................   HK            100,000        433,727         1.5
    REAL ESTATE
  Wheelock & Co., Ltd. ......................................   HK            150,000        368,862         1.2
    REAL ESTATE
  RHB Capital Bhd. ..........................................   MAL            75,000        237,765         0.8
    BANKS-REGIONAL
  Bank of East Asia Ltd. ....................................   HK             54,951        229,116         0.8
    BANKS-MONEY CENTER
  Hang Seng Bank ............................................   HK             16,030        228,651         0.8
    BANKS-MONEY CENTER
  DBS Land Ltd. .............................................   SING           53,000        167,618         0.6
    REAL ESTATE
  Megaworld Properties & Holdings, Inc.-/- ..................   PHIL          433,000         50,941         0.2
    REAL ESTATE
                                                                                        ------------
                                                                                          14,278,667
                                                                                        ------------
Services (14.3%)
  Woolworths Ltd. ...........................................   AUSL          356,700      1,170,876         3.9
    RETAILERS-OTHER
  Brambles Industries Ltd. ..................................   AUSL           53,000      1,047,482         3.5
    BUSINESS & PUBLIC SERVICES
  Hong Kong Telecommunications Ltd. .........................   HK            332,000        792,843         2.7
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                                      F49

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Guangnan Holdings .........................................   HK            500,000   $    780,968         2.6
    WHOLESALE & INTERNATIONAL TRADE
  Singapore Press Holdings Ltd. - Foreign ...................   SING           24,000        483,627         1.6
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                           4,275,796
                                                                                        ------------
Materials/Basic Industry (13.5%)
  Leighton Holdings Ltd. ....................................   AUSL          215,000      1,046,608         3.5
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           67,100        986,500         3.3
    MISC. MATERIALS & COMMODITIES
  Cosco Pacific Ltd. ........................................   HK            250,000        579,271         1.9
    PAPER/PACKAGING
  PT Semen Gresik - Foreign .................................   INDO          214,000        479,761         1.6
    CEMENT
  NatSteel Ltd. .............................................   SING          188,000        478,813         1.6
    METALS - STEEL
  RGC Ltd. ..................................................   AUSL          129,400        473,581         1.6
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                           4,044,534
                                                                                        ------------
Multi-Industry/Miscellaneous (7.5%)
  Hutchison Whampoa .........................................   HK            175,000      1,513,528         5.1
    MULTI-INDUSTRY
  Citic Pacific Ltd. ........................................   HK            105,000        656,013         2.2
    CONGLOMERATE
  Beijing Enterprises Holdings Ltd.-/- ......................   HK             10,000         62,994         0.2
    MULTI-INDUSTRY
  Korea Fund, Inc.{\/} ......................................   KOR                43            634          --
    COUNTRY FUNDS
                                                                                        ------------
                                                                                           2,233,169
                                                                                        ------------
Capital Goods (5.5%)
  United Engineers Ltd.: ....................................   MAL                --             --         3.6
    CONSTRUCTION
    Common ..................................................   --            150,300      1,083,994          --
    Convertible Unsecured Loan Stock, 4% expires 5/22/99 ....   --             21,000         13,897          --
  PWE Industries Bhd. .......................................   MAL            42,000        570,042         1.9
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                           1,667,933
                                                                                        ------------
Consumer Durables (4.4%)
  Gadek (Malaysia) Bhd. .....................................   MAL           100,000        554,785         1.9
    AUTOMOBILES
  Cycle & Carriage Ltd. .....................................   SING           50,000        517,772         1.7
    AUTOMOBILES

    The accompanying notes are an integral part of the financial statements.

                                      F50

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Samsung Electronics Co.: ..................................   KOR                --             --         0.8
    CONSUMER ELECTRONICS
    Common ..................................................   --              1,307   $    144,559          --
    GDR 1/2 Non-voting-/- {\/} ..............................   --              2,527         68,229          --
    144A GDR{.} -/- {\/} ....................................   --                379         22,172          --
                                                                                        ------------
                                                                                           1,307,517
                                                                                        ------------
Energy (3.5%)
  Santos Ltd.: ..............................................   AUSL               --             --         2.2
    OIL
    Common ..................................................   --            150,900        634,254          --
    New .....................................................   --              5,250         22,066          --
  Belle Corp.-/- ............................................   PHIL        1,300,000        379,886         1.3
    OIL
                                                                                        ------------
                                                                                           1,036,206
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $24,223,896) .................                             28,843,822        96.7
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Gadek (Malaysia) Bhd. Warrants, expire 12/19/00 ...........   MAL           150,000        315,039         1.1
    AUTOMOBILES
  Guangnan Holdings Ltd. Warrants, expire 8/31/98 ...........   HK            361,428        214,614         0.7
    WHOLESALE & INTERNATIONAL TRADE
  RHB Capital Warrants, expire 12/29/99 .....................   MAL            37,500         41,757         0.1
    BANKS-REGIONAL
  Waterfront Philippines, Inc. Warrants, expire 5/3/99 ......   PHIL          477,000         18,102         0.1
    LEISURE & TOURISM
                                                                                        ------------       -----

TOTAL WARRANTS (cost $239,526) ..............................                                589,512         2.0
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Rashid Hussain Bhd. Rights for Warrants, expire 8/5/97
   (cost $0) ................................................   MAL            14,285             --          --
                                                                                        ------------       -----
    SECURITIES BROKER

    The accompanying notes are an integral part of the financial statements.

                                      F51

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $1,650,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $1,679,151,
   including accrued interest). (cost $1,642,262).  .........                           $  1,642,262         5.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $26,105,684)  * .....................                             31,075,596       104.2
Other Assets and Liabilities ................................                             (1,244,497)       (4.2)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 29,831,099       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $26,258,669 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,641,150
                 Unrealized depreciation:              (824,223)
                                                  -------------
                 Net unrealized appreciation:     $   4,816,927
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   22.6                                  22.6
Hong Kong (HK/HKD) ...................   44.3         0.7                      45.0
Indonesia (INDO/IDR) .................    4.0                                   4.0
Korea (KOR/KRW) ......................    0.8                                   0.8
Malaysia (MAL/MYR) ...................   10.3         1.2                      11.5
Philippines (PHIL/PHP) ...............    5.6         0.1                       5.7
Singapore (SING/SGD) .................    9.1                                   9.1
United States & Other (US/USD) .......                               1.3        1.3
                                        ------      -----          -----      -----
Total  ...............................   96.7         2.0            1.3      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $29,831,099.

    The accompanying notes are an integral part of the financial statements.

                                      F52

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (25.9%)
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT           10,107   $    838,422         2.9
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. ....................................   NETH            9,392        791,912         2.8
    RETAILERS-FOOD
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY          123,900        720,633         2.5
    TELEPHONE NETWORKS
  Adecco S.A.{V} ............................................   SWTZ            1,759        674,859         2.3
    CONSUMER SERVICES
  Kuoni Reisen Holdings "B" - Registered ....................   SWTZ              190        650,017         2.3
    LEISURE & TOURISM
  Sol Melia S.A. ............................................   SPN            14,000        574,627         2.0
    LEISURE & TOURISM
  Ceteco Holding N.V. .......................................   NETH           10,757        528,539         1.8
    RETAILERS-OTHER
  M6 - Metropole Television .................................   FR              5,300        504,745         1.8
    BROADCASTING & PUBLISHING
  Vendex International N.V. .................................   NETH            8,569        469,026         1.6
    RETAILERS-OTHER
  Eurobike AG ...............................................   GER            16,300        453,167         1.6
    RETAILERS-OTHER
  EMAP PLC ..................................................   UK             36,200        448,205         1.6
    BROADCASTING & PUBLISHING
  Castorama Dubois Investisse ...............................   FR              3,100        435,989         1.5
    RETAILERS-OTHER
  Reuters Holdings PLC ......................................   UK             25,300        266,693         0.9
    BROADCASTING & PUBLISHING
  Apcoa Parking AG ..........................................   GER               712         68,159         0.2
    CONSUMER SERVICES
  Seat SpA-/- ...............................................   ITLY          123,900         39,580         0.1
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                           7,464,573
                                                                                        ------------
Technology (16.7%)
  Dr. Solomon's Group PLC - ADR-/- {\/} .....................   UK             41,600      1,055,595         3.7
    SOFTWARE
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR              5,800        725,962         2.5
    TELECOM TECHNOLOGY
  IONA Technologies PLC - ADR-/- {\/} .......................   IRE            31,100        614,225         2.1
    SOFTWARE
  Group Axime-/- ............................................   FR              4,440        524,778         1.8
    COMPUTERS & PERIPHERALS
  TT Tieto Oy "B" ...........................................   FIN             5,892        510,759         1.8
    COMPUTERS & PERIPHERALS
  Baan Company N.V.-/- {\/} .................................   NETH            7,300        502,788         1.7
    SOFTWARE
  Misys PLC .................................................   UK             20,000        453,789         1.6
    SOFTWARE
  Dassault Systemes S.A. ....................................   FR              6,235        442,161         1.5
    SOFTWARE
                                                                                        ------------
                                                                                           4,830,057
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F53

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (13.2%)
  Safra Republic Holdings S.A.{\/} ..........................   LUX             6,800   $    775,200         2.7
    OTHER FINANCIAL
  Sparbanken Sverige AB "A" .................................   SWDN           29,711        660,500         2.3
    BANKS-REGIONAL
  ING Groep N.V. ............................................   NETH           13,700        631,288         2.2
    OTHER FINANCIAL
  Unidanmark AS "A" .........................................   DEN             9,100        511,067         1.8
    BANKS-REGIONAL
  Svenska Handelsbanken, Inc. "A" Free ......................   SWDN           14,900        473,750         1.6
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK             40,560        416,069         1.4
    BANKS-REGIONAL
  M & G Group PLC ...........................................   UK             17,000        348,210         1.2
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                           3,816,084
                                                                                        ------------
Health Care (10.1%)
  Schering AG ...............................................   GER             5,760        615,291         2.1
    PHARMACEUTICALS
  Novo Nordisk A/S "B" ......................................   DEN             5,200        566,851         2.0
    PHARMACEUTICALS
  Glaxo Wellcome PLC ........................................   UK             19,800        408,859         1.4
    PHARMACEUTICALS
  Biotest AG: ...............................................   GER                --             --         1.4
    BIOTECHNOLOGY
    Common ..................................................   --              7,900        324,695          --
    New-/- ..................................................   --              1,975         77,211          --
  OY Tamro AB ...............................................   FIN            56,280        390,299         1.4
    PHARMACEUTICALS
  Genset: ...................................................   FR                 --             --         1.1
    BIOTECHNOLOGY
    ADR-/- {\/} .............................................   --             14,204        275,203          --
    Common-/- ...............................................   --                700         39,892          --
  Nearmedic Ltd.-/- .........................................   ASTRI           1,422        212,282         0.7
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           2,910,583
                                                                                        ------------
Capital Goods (9.1%)
  Cardo "AB" ................................................   SWDN           27,460        812,762         2.8
    MACHINERY & ENGINEERING
  SGL Carbon AG .............................................   GER             4,100        561,238         2.0
    INDUSTRIAL COMPONENTS
  The Rauma Group ...........................................   FIN            24,300        557,050         1.9
    MACHINERY & ENGINEERING
  Altran Technologies S.A. ..................................   FR              1,083        353,621         1.2
    MACHINERY & ENGINEERING
  Pricer AB-/- ..............................................   SWDN            9,811        337,305         1.2
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           2,621,976
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F54

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (7.7%)
  Total S.A. "B" ............................................   FR             10,000   $  1,010,170         3.5
    OIL
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY          145,900        823,564         2.9
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR             7,730        372,284         1.3
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                           2,206,018
                                                                                        ------------
Consumer Non-Durables (6.0%)
  Gucci Group - NY Registered Shares{\/} ....................   ITLY           10,800        695,250         2.4
    TEXTILES & APPAREL
  Cadbury Schweppes PLC .....................................   UK             63,500        566,266         2.0
    BEVERAGES - NON-ALCOHOLIC
  Polygram ..................................................   NETH            8,800        461,507         1.6
    RECREATION
                                                                                        ------------
                                                                                           1,723,023
                                                                                        ------------
Multi-Industry/Miscellaneous (4.3%)
  Incentive AB "A" ..........................................   SWDN            7,100        642,368         2.2
    CONGLOMERATE
  Oerlikon - Buehrle Holding AG .............................   SWTZ            5,150        602,566         2.1
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           1,244,934
                                                                                        ------------
Materials/Basic Industry (3.5%)
  Akzo Nobel N.V. ...........................................   NETH            5,600        767,006         2.7
    CHEMICALS
  Saes Getters - di Risp ....................................   ITLY           23,680        229,998         0.8
    CHEMICALS
                                                                                        ------------
                                                                                             997,004
                                                                                        ------------
Consumer Durables (3.4%)
  Valeo S.A. ................................................   FR              9,600        595,898         2.1
    AUTO PARTS
  Beers N.V. ................................................   NETH           10,500        360,871         1.3
    AUTOMOBILES
                                                                                        ------------
                                                                                             956,769
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $23,340,699) .................                             28,771,021        99.9
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Astra "A" Call Warrants, expire 10/21/98 ..................   SWDN           34,500        439,221         1.5
    PHARMACEUTICALS
  Union Bank of Switzerland Roche Warrants "C", expire
   7/98 .....................................................   SWTZ           41,500        244,201         0.9
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL WARRANTS (cost $574,505) ..............................                                683,422         2.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F55

                         GT GLOBAL VARIABLE EUROPE FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $345,000 U.S. Treasury Bills, 6.125% due
   3/31/98 (market value of collateral is $351,096, including
   accrued interest). (cost $343,055)  ......................                           $    343,055         1.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $24,258,259)  * .....................                             29,797,498       103.5
Other Assets and Liabilities ................................                             (1,016,165)       (3.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 28,781,333       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {V}  Security is denominated in French Francs.
          * For Federal income tax purposes, cost is $24,350,886 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,796,846
                 Unrealized depreciation:              (350,234)
                                                  -------------
                 Net unrealized appreciation:     $   5,446,612
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.7                                   0.7
Denmark (DEN/DKK) ....................    3.8                                   3.8
Finland (FIN/FIM) ....................    5.1                                   5.1
France (FR/FRF) ......................   17.0                                  17.0
Germany (GER/DEM) ....................    7.3                                   7.3
Ireland (IRE/IEP) ....................    2.1                                   2.1
Italy (ITLY/ITL) .....................    8.7                                   8.7
Luxembourg (LUX/LUF) .................    2.7                                   2.7
Netherlands (NETH/NLG) ...............   15.7                                  15.7
Norway (NOR/NOK) .....................    1.3                                   1.3
Portugal (PORT/PTE) ..................    2.9                                   2.9
Spain (SPN/ESP) ......................    2.0                                   2.0
Sweden (SWDN/SEK) ....................   10.1         1.5                      11.6
Switzerland (SWTZ/CHF) ...............    6.7         0.9                       7.6
United Kingdom (UK/GBP) ..............   13.8                                  13.8
United States & Other (US/USD) .......     --                       (2.3)      (2.3)
                                        ------      -----          -----      -----
Total  ...............................   99.9         2.4           (2.3)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $28,781,333.

    The accompanying notes are an integral part of the financial statements.

                                      F56

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT       (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  ------------  -------------
Government & Government Agency Obligations (23.3%)
  Federal National Mortgage Association .........................    5.70%     10-Sep-97    1,320,000     1,305,526        6.4
  Federal Home Loan Mortgage Corp. ..............................    5.46%     03-Jul-97    1,300,000     1,299,606        6.3
  Federal Home Loan Bank ........................................    5.58%     26-Dec-97    1,000,000       973,152        4.8
  Federal Farm Credit Bank ......................................    5.60%     03-Nov-97      750,000       735,755        3.6
  Kingdom of Sweden .............................................    5.45%     29-Jul-97      452,000  $    450,133        2.2
                                                                                                       ------------      -----
Total Government & Government Agency Obligations
 (amortized cost $4,764,172) ....................................                                         4,764,172       23.3
                                                                                                       ------------      -----
Commercial Paper - Discounted (19.7%)
  Ford Motor Credit Corp. .......................................    5.57%     18-Aug-97    1,000,000       992,747        4.9
  General Electric Capital Corp. ................................    5.69%     12-Sep-97    1,000,000       988,766        4.8
  Pitney Bowes Credit Corp. .....................................    5.41%     21-Jul-97      750,000       747,792        3.7
  E.I. DuPont de Nemours & Co. ..................................    5.36%     18-Aug-97      700,000       695,128        3.4
  Walt Disney Co. ...............................................    5.45%     25-Jul-97      600,000       597,876        2.9
                                                                                                       ------------      -----
Total Commercial Paper - Discounted (amortized cost
 $4,022,309) ....................................................                                         4,022,309       19.7
                                                                                                       ------------      -----
Medium-Term Notes (4.1%)
  Morgan Stanley Group, Inc.+ ...................................    5.67%     26-Aug-97      600,000       600,000        2.9
  Bear Stearns Cos., Inc.+ ......................................    5.79%     14-Nov-97      250,000       250,000        1.2
                                                                                                       ------------      -----
Total Medium-Term Notes (amortized cost $850,000) ...............                                           850,000        4.1
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $9,636,481) ..................                                         9,636,481       47.1
                                                                                                       ------------      -----


REPURCHASE AGREEMENTS
-----------------------------------------------------------------
  Dated June 30, 1997, with State Street Bank & Trust Co., due
   July 1, 1997, for an effective yield of 5.75%, collateralized by $3,605,000 U.S. Treasury Bills, 6.125% due 3/31/98 (market value of collateral is $3,668,691, including accrued
   interest). (cost $3,592,574)  ................................                                         3,592,574       17.5
  Dated June 30, 1997, with Bank of America NT&SA, due July 1,
   1997, for an effective yield of 5.75%, collateralized by
   $2,920,000 U.S. Treasury Notes, 10.34% due 5/15/03 (market value of collateral is $3,568,654, including accrued
   interest). (cost $3,500,559)  ................................                                         3,500,559       17.1
                                                                                                       ------------      -----
TOTAL REPURCHASE AGREEMENTS (cost $7,093,133) ...................                                         7,093,133       34.6
                                                                                                       ------------      -----
TOTAL INVESTMENTS (cost $16,729,614)  * .........................                                        16,729,614       81.7
Other Assets and Liabilities ....................................                                         3,737,334       18.3
                                                                                                       ------------      -----
NET ASSETS ......................................................                                      $ 20,466,948      100.0
                                                                                                       ------------      -----
                                                                                                       ------------      -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
          *  For Federal income tax purposes, cost is $16,729,614

    The accompanying notes are an integral part of the financial statements.

                                      F57

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (26.1%)
  EMI Group PLC .............................................   UK              6,000   $    107,660         1.8
    LEISURE & TOURISM
  DDI Corp. .................................................   JPN                14        103,423         1.7
    WIRELESS COMMUNICATIONS
  Adecco - Bearer ...........................................   SWTZ              265        101,540         1.7
    CONSUMER SERVICES
  Telecom Corporation of New Zealand Ltd. ...................   NZ             19,000         96,787         1.6
    TELEPHONE NETWORKS
  Koninklijke Ahold N.V. ....................................   NETH            1,110         93,593         1.5
    RETAILERS-FOOD
  Amway Japan Ltd. ..........................................   JPN             2,600         88,089         1.5
    RETAILERS-OTHER
  Woolworths Ltd. ...........................................   AUSL           26,500         86,987         1.4
    RETAILERS-OTHER
  Telecom Italia Mobile S.p.A. - Di Risp ....................   ITLY           48,300         85,546         1.4
    TELEPHONE NETWORKS
  Portugal Telecom S.A. - Registered ........................   PORT            2,100         84,716         1.4
    TELEPHONE NETWORKS
  Reuters Holdings PLC ......................................   UK              7,200         75,897         1.3
    BROADCASTING & PUBLISHING
  Elsevier N.V. .............................................   NETH            4,360         72,815         1.2
    BROADCASTING & PUBLISHING
  Sol Melia S.A. ............................................   SPN             1,764         72,403         1.2
    LEISURE & TOURISM
  EMAP PLC ..................................................   UK              5,700         70,574         1.2
    BROADCASTING & PUBLISHING
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY           11,000         63,979         1.1
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT              770         63,875         1.1
    WIRELESS COMMUNICATIONS
  Telefonica de Espana ......................................   SPN             2,140         61,848         1.0
    TELEPHONE NETWORKS
  Granada Group PLC .........................................   UK              4,400         57,885         1.0
    BROADCASTING & PUBLISHING
  Rentokil Group PLC ........................................   UK             14,000         49,192         0.8
    CONSUMER SERVICES
  Ezaki Glico ...............................................   JPN             5,000         44,970         0.7
    RETAILERS-FOOD
  Castorama Dubois Investisse ...............................   FR                279         39,239         0.6
    RETAILERS-OTHER
  G.I.B. Holdings Ltd. ......................................   BEL               690         32,974         0.5
    RETAILERS-OTHER
  PMP Communications Ltd. ...................................   AUSL           10,000         27,317         0.4
    BROADCASTING & PUBLISHING
  Fast Retailing Co., Ltd. ..................................   JPN                40          1,292          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                           1,582,601
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (13.0%)
  Australia & New Zealand Banking Group Ltd. ................   AUSL           13,700   $    102,347         1.7
    BANKS-REGIONAL
  Barclays PLC ..............................................   UK              5,000         99,251         1.6
    BANKS-MONEY CENTER
  ING Groep N.V. ............................................   NETH            1,990         91,698         1.5
    OTHER FINANCIAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK             12,000         88,526         1.5
    INSURANCE - MULTI-LINE
  M & G Group PLC ...........................................   UK              4,200         86,028         1.4
    INVESTMENT MANAGEMENT
  Norbanken AB ..............................................   SWDN            2,220         74,889         1.2
    BANKS-REGIONAL
  Nichiei Co., Ltd. .........................................   JPN               600         69,682         1.1
    OTHER FINANCIAL
  Sparbanken Sverige AB "A" .................................   SWDN            3,080         68,471         1.1
    BANKS-REGIONAL
  Unidanmark AS "A" .........................................   DEN               900         50,545         0.8
    BANKS-REGIONAL
  PSIL Bangkok Bank Co., Ltd. (Entitlement
   Certificates){\/} ........................................   THAI            8,000         39,376         0.6
    OTHER FINANCIAL
  Mapfre Vida Seguros .......................................   SPN               435         28,184         0.5
    INSURANCE-LIFE
                                                                                        ------------
                                                                                             798,997
                                                                                        ------------
Health Care (10.2%)
  Takeda Chemical Industries ................................   JPN             5,000        140,587         2.3
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ               12        108,423         1.8
    PHARMACEUTICALS
  Schering AG ...............................................   GER               930         99,344         1.6
    PHARMACEUTICALS
  Novo Nordisk A/S "B" ......................................   DEN               656         71,510         1.2
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ               44         70,268         1.2
    PHARMACEUTICALS
  Sanofi S.A. ...............................................   FR                540         52,896         0.9
    PHARMACEUTICALS
  Astra AB "B" ..............................................   SWDN            2,933         51,745         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
  M.L. Laboratories PLC-/- ..................................   UK              5,930         15,800         0.3
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             610,573
                                                                                        ------------
Energy (6.4%)
  Shell Transport & Trading Co., PLC ........................   UK             12,900         87,969         1.5
    OIL
  Total S.A. "B" ............................................   FR                820         82,834         1.4
    OIL
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL            3,000         82,500         1.4
    GAS PRODUCTION & DISTRIBUTION

    The accompanying notes are an integral part of the financial statements.

                                      F59

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY            8,900   $     50,238         0.8
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR               820         39,492         0.7
    ENERGY EQUIPMENT & SERVICES
  Astec (BSR) PLC ...........................................   UK             17,300         39,469         0.6
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                             382,502
                                                                                        ------------
Capital Goods (6.1%)
  Canon, Inc. ...............................................   JPN             3,000         81,732         1.3
    OFFICE EQUIPMENT
  General Electric PLC ......................................   UK             10,500         62,773         1.0
    AEROSPACE/DEFENSE
  SGL Carbon AG .............................................   GER               430         58,862         1.0
    INDUSTRIAL COMPONENTS
  Kurita Water Industries ...................................   JPN             2,200         58,592         1.0
    ELECTRICAL PLANT/EQUIPMENT
  Smiths Industries PLC .....................................   UK              4,100         52,539         0.9
    AEROSPACE/DEFENSE
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN              880         34,634         0.6
    TELECOM EQUIPMENT
  Premier Farnell PLC .......................................   UK              2,270         17,672         0.3
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                             366,804
                                                                                        ------------
Materials/Basic Industry (5.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX            25,000        100,743         1.7
    PAPER/PACKAGING
  Akzo Nobel N.V. ...........................................   NETH              650         89,027         1.5
    CHEMICALS
  CRH PLC ...................................................   UK              6,000         62,698         1.0
    BUILDING MATERIALS & COMPONENTS
  BOC Group PLC .............................................   UK              3,300         57,427         0.9
    CHEMICALS
  Leighton Holdings Ltd. ....................................   AUSL            6,000         29,208         0.5
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                             339,103
                                                                                        ------------
Multi-Industry/Miscellaneous (4.7%)
  Shanghai Industrial Holdings Ltd. .........................   HK             19,000        118,217         2.0
    MULTI-INDUSTRY
  BBA Group PLC .............................................   UK             12,500         73,897         1.2
    MULTI-INDUSTRY
  Kinnevik AB "B" Free ......................................   SWDN            2,620         72,975         1.2
    MULTI-INDUSTRY
  Wrightson Ltd. ............................................   NZ             25,000         15,961         0.3
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                             281,050
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F60

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (4.3%)
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR                870   $    108,894         1.8
    TELECOM TECHNOLOGY
  Cap Gemini N.V. ...........................................   NETH            1,930         60,927         1.0
    COMPUTERS & PERIPHERALS
  Group Axime-/- ............................................   FR                400         47,277         0.8
    COMPUTERS & PERIPHERALS
  Koei Co., Ltd. ............................................   JPN             2,500         43,442         0.7
    SOFTWARE
                                                                                        ------------
                                                                                             260,540
                                                                                        ------------
Consumer Durables (2.9%)
  Futuris Corp., Ltd. .......................................   AUSL           41,000         65,899         1.1
    AUTO PARTS
  Uny Co., Ltd. .............................................   JPN             3,000         58,680         1.0
    APPLIANCES & HOUSEHOLD
  Valeo S.A. ................................................   FR                800         49,658         0.8
    AUTO PARTS
                                                                                        ------------
                                                                                             174,237
                                                                                        ------------
Consumer Non-Durables (0.9%)
  EMAIL Ltd. ................................................   AUSL            8,000         28,615         0.5
    HOUSEHOLD PRODUCTS
  Guinness PLC ..............................................   UK              2,400         23,500         0.4
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                              52,115
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $4,373,993) ..................                              4,848,522        80.2
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $1,665,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $1,694,416,
   including accrued interest). (cost $1,656,265).  .........                              1,656,265        27.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $6,030,258)  * ......................                              6,504,787       107.6
Other Assets and Liabilities ................................                               (457,077)       (7.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  6,047,710       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $6,042,817 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     598,249
                 Unrealized depreciation:              (136,279)
                                                  -------------
                 Net unrealized appreciation:     $     461,970
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F61

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    5.6                   5.6
Belgium (BEL/BEF) ....................    0.5                   0.5
Brazil (BRZL/BRL) ....................    1.4                   1.4
Denmark (DEN/DKK) ....................    2.0                   2.0
France (FR/FRF) ......................    6.3                   6.3
Germany (GER/DEM) ....................    2.6                   2.6
Hong Kong (HK/HKD) ...................    2.0                   2.0
Italy (ITLY/ITL) .....................    3.3                   3.3
Japan (JPN/JPY) ......................   11.3                  11.3
Mexico (MEX/MXN) .....................    1.7                   1.7
Netherlands (NETH/NLG) ...............    6.7                   6.7
New Zealand (NZ/NZD) .................    1.9                   1.9
Norway (NOR/NOK) .....................    0.7                   0.7
Portugal (PORT/PTE) ..................    2.5                   2.5
Spain (SPN/ESP) ......................    2.7                   2.7
Sweden (SWDN/SEK) ....................    5.0                   5.0
Switzerland (SWTZ/CHF) ...............    4.7                   4.7
Thailand (THAI/THB) ..................    0.6                   0.6
United Kingdom (UK/GBP) ..............   18.7                  18.7
United States & Other (US/USD) .......     --       19.8       19.8
                                        ------     -----      -----
Total  ...............................   80.2       19.8      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $6,047,710.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1997 (UNAUDITED)

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................       129,556        1.690000  08/29/97   $     3,580
French Francs...........................        59,731        5.690000  08/20/97         1,780
French Francs...........................        51,152        5.782000  08/06/97           733
Japanese Yen............................       212,723      122.250000  08/12/97       (14,767)
Japanese Yen............................        89,583      125.330005  08/06/97        (8,198)
Japanese Yen............................        62,871      121.000005  07/07/97        (3,367)
Swiss Francs............................       120,933        1.431400  09/19/97         1,325
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $707,635).....................       726,549                                 (18,914)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 12.01%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $   (18,914)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          -----------------------------------------------
                                                       VARIABLE    VARIABLE
                                           VARIABLE     GLOBAL       U.S.       VARIABLE
                                          STRATEGIC   GOVERNMENT  GOVERNMENT     LATIN
                                            INCOME      INCOME      INCOME      AMERICA
                                             FUND        FUND        FUND         FUND
                                          ----------  ----------  -----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $26,884,307 $9,475,635   $5,346,134  $31,212,268
                                          ----------  ----------  -----------  ----------
                                          ----------  ----------  -----------  ----------
    At value............................  $27,915,855 $9,332,446   $5,371,383  $35,960,488
  Repurchase Agreement, at value and
   cost (Note 1)........................   2,832,452      72,012     159,025    2,012,321
  U.S. currency.........................         110         658         454          777
  Foreign currencies (cost $112,730;
   $69,161; $0; $671,661; $15,090;
   $234,013; $982,027; $1,221; $129,328;
   $0; $404,689; $161,617; $0; $188,581,
   respectively)........................     106,420      68,871          --      671,655
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --          --      128,406
  Interest and interest withholding tax
   reclaims receivable..................     656,920     176,174      81,430           --
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --         544          --           --
  Receivable for Fund shares sold.......      48,125          --       3,334       38,419
  Receivable for open forward foreign
   currency contracts, net (Note 1).....       2,290      19,346          --           --
  Receivable for securities sold........   1,462,949       1,715          --      201,412
  Receivable from Chancellor LGT Asset
   Management, Inc. (Note 2)............       9,381      27,282      20,019       20,266
  Unamortized organizational costs (Note
   1)...................................       3,878       3,878       3,878        3,878
  Miscellaneous receivable..............       1,861          --          --          974
  Cash held as collateral for securities
   loaned (Note 1)......................   1,768,122     577,500          --    1,538,024
                                          ----------  ----------  -----------  ----------
    Total assets........................  34,808,363  10,280,426   5,639,523   40,576,620
                                          ----------  ----------  -----------  ----------
Liabilities:
  Written options, at value (premium
   $4,888)..............................          --       5,746          --           --
  Distribution payable (Note 1).........          --          --          --           --
  Payable for custodian fees............       4,686         743         579        4,672
  Payable for forward foreign currency
   contracts -- closed (Note 1).........      12,190          --          --           --
  Payable for fund accounting fees (Note
   2)...................................         510         155          93          606
  Payable for Fund shares repurchased...     484,912      11,814       3,294        9,043
  Payable for investment management and
   administration fees (Note 2).........      19,081      30,448      16,301       48,435
  Payable for loan outstanding (Note
   1)...................................          --          --          --           --
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --           --
  Payable for printing and postage
   expenses.............................      15,411      18,347      20,731       14,691
  Payable for professional fees.........       5,989      11,056       6,810        4,702
  Payable for registration and filing
   fees.................................         423         986         973          974
  Payable for securities purchased......   1,605,726     150,592          --    2,563,213
  Payable for Trustees' fees and
   expenses (Note 2)....................       1,939       2,642       2,053        1,951
  Other accrued expenses................       1,055       2,246       1,316        3,108
  Collateral for securities loaned (Note
   1)...................................   1,768,122     577,500          --    1,538,024
                                          ----------  ----------  -----------  ----------
    Total liabilities...................   3,920,044     812,275      52,150    4,189,419
                                          ----------  ----------  -----------  ----------
Net assets..............................  $30,888,319 $9,468,151   $5,587,373  $36,387,201
                                          ----------  ----------  -----------  ----------
                                          ----------  ----------  -----------  ----------
Shares outstanding......................   2,285,586     855,995     492,241    1,986,042
Net asset value per share...............  $    13.51  $    11.06   $   11.35   $    18.32
                                          ----------  ----------  -----------  ----------
                                          ----------  ----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $30,292,424 $10,326,323  $5,560,876  $33,163,673
  Undistributed/Accumulated net
   investment income (loss).............     425,169     395,719      24,773      372,447
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (846,630) (1,127,306)    (23,525)  (1,896,927)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (14,192)     17,462          --         (212)
  Net unrealized appreciation
   (depreciation) of investments and
   options..............................   1,031,548    (144,047)     25,249    4,748,220
                                          ----------  ----------  -----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $30,888,319 $9,468,151   $5,587,373  $36,387,201
                                          ----------  ----------  -----------  ----------
                                          ----------  ----------  -----------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $32,133,461 $54,117,345 $22,579,034  $5,944,517  $13,933,079 $38,959,708 $24,463,422
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $41,376,167 $63,512,829 $23,582,949  $6,846,060  $14,915,904 $40,368,394 $29,433,334
  Repurchase Agreement, at value and
   cost (Note 1)........................   3,345,534   4,828,771          --   1,909,305       66,011          --   1,642,262
  U.S. currency.........................         236     344,342         598         310          453         363          11
  Foreign currencies (cost $112,730;
   $69,161; $0; $671,661; $15,090;
   $234,013; $982,027; $1,221; $129,328;
   $0; $404,689; $161,617; $0; $188,581,
   respectively)........................      15,031     231,660     977,886       1,307      129,550          --     404,701
  Dividends and dividend withholding tax
   reclaims receivable..................     110,447      86,601      33,822      13,068        6,811       3,691      61,042
  Interest and interest withholding tax
   reclaims receivable..................     225,825          --          --          --           --          --          --
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --          --           --          --          --
  Receivable for Fund shares sold.......      31,263     681,512     323,543      38,700       43,087      31,489      24,572
  Receivable for open forward foreign
   currency contracts, net (Note 1).....      59,650          --          --          --           --          --          --
  Receivable for securities sold........     945,466         320     251,378          --      485,449     883,349     144,218
  Receivable from Chancellor LGT Asset
   Management, Inc. (Note 2)............       4,344          --      15,102      15,863       19,852          --      22,671
  Unamortized organizational costs (Note
   1)...................................       3,878       8,167          --          --           --       3,878       3,878
  Miscellaneous receivable..............       2,770          --         797         217           --          --         209
  Cash held as collateral for securities
   loaned (Note 1)......................   4,564,790   5,063,858     348,170     796,600       55,800   5,127,900   1,875,602
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  50,685,401  74,758,060  25,534,245   9,621,430   15,722,917  46,419,064  33,612,500
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Written options, at value (premium
   $4,888)..............................          --          --          --          --           --          --          --
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees............       1,907       2,056      16,348       2,498        1,747       5,372      10,880
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --          --           --          --          --
  Payable for fund accounting fees (Note
   2)...................................         735       2,178         411         151          267         671         512
  Payable for Fund shares repurchased...     804,744      27,841     134,783       1,375       85,152     113,828   1,578,171
  Payable for investment management and
   administration fees (Note 2).........      35,216      54,762      31,672      30,712       12,765      24,664      42,457
  Payable for loan outstanding (Note
   1)...................................          --          --     778,000          --           --     294,000          --
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --      55,291          --          --           --          --          --
  Payable for printing and postage
   expenses.............................      13,160      16,145      18,733      19,441       18,861      14,309      14,393
  Payable for professional fees.........       9,328       9,260      10,354       7,184        8,081      10,901       9,401
  Payable for registration and filing
   fees.................................         480       1,609         499         718          718         971         418
  Payable for securities purchased......   1,544,407     118,899   1,021,223          --      672,130     462,777     244,300
  Payable for Trustees' fees and
   expenses (Note 2)....................       2,268       1,776       2,658       2,024        2,108       1,797       3,565
  Other accrued expenses................       1,525      20,630       2,976       2,051          567       1,543       1,702
  Collateral for securities loaned (Note
   1)...................................   4,564,790   5,063,858     348,170     796,600       55,800   5,127,900   1,875,602
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................   6,978,560   5,374,305   2,365,827     862,754      858,196   6,058,733   3,781,401
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $43,706,841 $69,383,755 $23,168,418  $8,758,676  $14,864,721 $40,360,331 $29,831,099
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,485,219   3,864,920   1,504,972     520,425      829,730   2,171,007   1,696,391
Net asset value per share...............  $    17.59  $    17.95  $    15.39   $   16.83   $    17.92  $    18.59  $    17.59
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $34,430,157 $56,188,416 $19,009,977  $7,930,039  $14,961,878 $35,909,816 $22,363,324
  Undistributed/Accumulated net
   investment income (loss).............     621,680      81,925     176,266      49,486      (20,071)    (66,981)    171,927
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (644,531)  3,775,133   2,982,240    (122,444)  (1,060,040)  3,108,810   2,326,124
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      56,829     (57,203)     (3,980)         52          129          --        (188)
  Net unrealized appreciation
   (depreciation) of investments and
   options..............................   9,242,706   9,395,484   1,003,915     901,543      982,825   1,408,686   4,969,912
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $43,706,841 $69,383,755 $23,168,418  $8,758,676  $14,864,721 $40,360,331 $29,831,099
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $23,915,204 $9,636,481   $4,373,993
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $29,454,443 $9,636,481   $4,848,522
  Repurchase Agreement, at value and
   cost (Note 1)........................     343,055   7,093,133   1,656,265
  U.S. currency.........................         815         357         370
  Foreign currencies (cost $112,730;
   $69,161; $0; $671,661; $15,090;
   $234,013; $982,027; $1,221; $129,328;
   $0; $404,689; $161,617; $0; $188,581,
   respectively)........................     161,438          --     187,240
  Dividends and dividend withholding tax
   reclaims receivable..................      63,248          --      16,454
  Interest and interest withholding tax
   reclaims receivable..................          --       2,455          --
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................          --          --          --
  Receivable for Fund shares sold.......      13,996   4,068,903          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --          --
  Receivable for securities sold........     665,340          --      68,265
  Receivable from Chancellor LGT Asset
   Management, Inc. (Note 2)............      18,495       4,710      28,711
  Unamortized organizational costs (Note
   1)...................................       3,878       3,878          --
  Miscellaneous receivable..............         234          --         221
  Cash held as collateral for securities
   loaned (Note 1)......................   3,110,868          --     532,480
                                          ----------  ----------  -----------
    Total assets........................  33,835,810  20,809,917   7,338,528
                                          ----------  ----------  -----------
Liabilities:
  Written options, at value (premium
   $4,888)..............................          --          --          --
  Distribution payable (Note 1).........          --      66,910          --
  Payable for custodian fees............       4,490         576       2,942
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --
  Payable for fund accounting fees (Note
   2)...................................         486         263         114
  Payable for Fund shares repurchased...   1,376,945     249,740     477,454
  Payable for investment management and
   administration fees (Note 2).........      35,292       6,671      26,014
  Payable for loan outstanding (Note
   1)...................................          --          --          --
  Payable for open forward foreign
   currency contracts, net (Note 1).....          --          --      18,914
  Payable for printing and postage
   expenses.............................      16,826      10,707      16,645
  Payable for professional fees.........       9,975       6,400      14,524
  Payable for registration and filing
   fees.................................       1,302         603         425
  Payable for securities purchased......     495,441          --     198,734
  Payable for Trustees' fees and
   expenses (Note 2)....................       1,516         359       2,050
  Other accrued expenses................       1,336         740         522
  Collateral for securities loaned (Note
   1)...................................   3,110,868          --     532,480
                                          ----------  ----------  -----------
    Total liabilities...................   5,054,477     342,969   1,290,818
                                          ----------  ----------  -----------
Net assets..............................  $28,781,333 $20,466,948  $6,047,710
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,324,926  20,466,948     470,450
Net asset value per share...............  $    21.72  $     1.00   $   12.86
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $21,781,704 $20,466,948  $5,358,792
  Undistributed/Accumulated net
   investment income (loss).............     103,468          --      41,046
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   1,365,344          --     191,906
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (8,422)         --     (18,563)
  Net unrealized appreciation
   (depreciation) of investments and
   options..............................   5,539,239          --     474,529
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $28,781,333 $20,466,948  $6,047,710
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                             GT GLOBAL
                                          -----------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.      VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT     LATIN
                                            INCOME      INCOME       INCOME      AMERICA
                                             FUND        FUND         FUND        FUND
                                          ----------  -----------  -----------  ---------
Investment income: * (Note 1)
  Dividend income.......................          --          --           --   $ 442,641
  Interest income.......................  $1,109,489   $ 321,417    $ 174,290     111,512
                                          ----------  -----------  -----------  ---------
    Total investment income.............   1,109,489     321,417      174,290     554,153
                                          ----------  -----------  -----------  ---------
Expenses:
  Amortization of organization costs
   (Note 1).............................       3,106       3,106        3,106       3,106
  Custodian fees (Note 1)...............      14,636       7,523          543      30,322
  Fund accounting fees (Note 2).........       3,705       1,221          657       3,683
  Investment management and
   administration fees (Note 2).........     111,149      36,618       19,722     147,330
  Printing and postage expenses.........       8,701       7,343        7,240       6,688
  Professional fees.....................      13,933      18,743       14,143      12,394
  Registration and filing fees..........         350          13           --          --
  Trustees' fees and expenses (Note
   2)...................................         905         905          905         905
  Other expenses........................       1,156         635           --          --
                                          ----------  -----------  -----------  ---------
    Total expenses before reimbursements
     and reductions.....................     157,641      76,107       46,316     204,428
                                          ----------  -----------  -----------  ---------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................      (9,381)    (27,282)     (20,019)    (20,266)
      Expense reductions (Notes 1 &
       6)...............................      (5,637)     (4,243)          --      (2,456)
                                          ----------  -----------  -----------  ---------
    Total net expenses..................     142,623      44,582       26,297     181,706
                                          ----------  -----------  -----------  ---------
Net investment income (loss)............     966,866     276,835      147,993     372,447
                                          ----------  -----------  -----------  ---------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................   1,152,360    (122,286)     (49,827)  1,648,080
  Net realized gain (loss) on foreign
   currency transactions................     309,136     204,326        1,093      (6,566)
                                          ----------  -----------  -----------  ---------
    Net realized gain (loss) during the
     year...............................   1,461,496      82,040      (48,734)  1,641,514
                                          ----------  -----------  -----------  ---------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (57,912)    (36,921)      (2,603)      1,839
  Net change in unrealized appreciation
   (depreciation) of investments........  (1,020,053)   (349,134)      27,046   4,237,310
                                          ----------  -----------  -----------  ---------
    Net unrealized appreciation
     (depreciation) during the period...  (1,077,965)   (386,055)      24,443   4,239,149
                                          ----------  -----------  -----------  ---------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................     383,531    (304,015)     (24,291)  5,880,663
                                          ----------  -----------  -----------  ---------
Net increase (decrease) in net assets
 resulting from operations..............  $1,350,397   $ (27,180)   $ 123,702   $6,253,110
                                          ----------  -----------  -----------  ---------
                                          ----------  -----------  -----------  ---------
 *Net of foreign withholding tax of:....  $       --   $      --    $      --   $   9,800
                                          ----------  -----------  -----------  ---------
                                          ----------  -----------  -----------  ---------

    The accompanying notes are an integral part of the financial statements.

                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                             GT GLOBAL
                                          --------------------------------------------------------------------------------
                                          VARIABLE   VARIABLE   VARIABLE                 VARIABLE                VARIABLE
                                          GROWTH &   TELECOM-   EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                           INCOME    MUNICATIONS  MARKETS  INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                            FUND       FUND       FUND        FUND         FUND        FUND        FUND
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
Investment income: * (Note 1)
  Dividend income.......................  $ 449,683  $ 279,364  $ 246,312   $  57,972   $   38,419  $   70,501  $  285,352
  Interest income.......................    438,608    156,316     70,272      37,412       34,615      53,316      75,161
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
    Total investment income.............    888,291    435,680    316,584      95,384       73,034     123,817     360,513
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
Expenses:
  Amortization of organization costs
   (Note 1).............................      3,106      3,106         --          --           --       3,106       3,106
  Custodian fees (Note 1)...............     16,097     11,745     11,243       4,867       14,849      13,411      26,215
  Fund accounting fees (Note 2).........      4,795      7,988      2,860         938        1,912       4,741       4,011
  Investment management and
   administration fees (Note 2).........    191,795    319,508    114,416      37,520       76,464     142,220     160,453
  Printing and postage expenses.........      7,589     11,073     10,199       6,839        7,349       8,363       8,927
  Professional fees.....................     17,004     17,075     18,187      11,720       13,735      14,576      15,180
  Registration and filing fees..........        343      1,267        349          13           12          12         343
  Trustees' fees and expenses (Note
   2)...................................      1,368        905        233         233          181       1,086       2,849
  Other expenses........................      2,175        543      6,718         958        2,687       2,028       2,153
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
    Total expenses before reimbursements
     and reductions.....................    244,272    373,210    164,205      63,088      117,189     189,543     223,237
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................     (4,344)        --    (15,102)    (15,863)     (19,852)         --     (22,671)
      Expense reductions (Notes 1 &
       6)...............................    (19,124)   (19,455)    (7,011)     (2,888)      (4,232)    (12,020)    (20,119)
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
    Total net expenses..................    220,804    353,755    142,092      44,337       93,105     177,523     180,447
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
Net investment income (loss)............    667,487     81,925    174,492      51,047      (20,071)    (53,706)    180,066
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................     21,125  3,678,369  3,014,419    (117,382)    (981,098)  3,296,161   3,031,149
  Net realized gain (loss) on foreign
   currency transactions................    293,173    105,626    (65,618)     (3,555)     (32,930)         --      16,992
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
    Net realized gain (loss) during the
     year...............................    314,298  3,783,995  2,948,801    (120,937)  (1,014,028)  3,296,161   3,048,141
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     15,738    (81,847)    (6,615)         48        1,811          --         (92)
  Net change in unrealized appreciation
   (depreciation) of investments........  2,377,441  3,446,958    (16,356)    678,230     (839,036) (3,858,362) (3,161,631)
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
    Net unrealized appreciation
     (depreciation) during the period...  2,393,179  3,365,111    (22,971)    678,278     (837,225) (3,858,362) (3,161,723)
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................  2,707,477  7,149,106  2,925,830     557,341   (1,851,253)   (562,201)   (113,582)
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
Net increase (decrease) in net assets
 resulting from operations..............  $3,374,964 $7,231,031 $3,100,322  $ 608,388   $(1,871,324) $ (615,907) $   66,484
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
 *Net of foreign withholding tax of:....  $  68,359  $  23,770  $   8,843   $   3,530   $    3,158  $       --  $   14,370
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------
                                          ---------  ---------  ---------  -----------  ----------  ----------  ----------


                                          VARIABLE     MONEY     VARIABLE
                                           EUROPE     MARKET    INTERNATIONAL
                                            FUND       FUND        FUND
                                          ---------  ---------  -----------
Investment income: * (Note 1)
  Dividend income.......................  $ 244,246         --   $  55,058
  Interest income.......................     16,281  $ 519,345      17,617
                                          ---------  ---------  -----------
    Total investment income.............    260,527    519,345      72,675
                                          ---------  ---------  -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................      3,106      3,106          --
  Custodian fees (Note 1)...............     15,906      6,122       9,779
  Fund accounting fees (Note 2).........      3,340      2,391         649
  Investment management and
   administration fees (Note 2).........    133,607     47,812      25,957
  Printing and postage expenses.........      8,117      4,187       6,194
  Professional fees.....................     18,175     11,141      17,987
  Registration and filing fees..........        343         12         350
  Trustees' fees and expenses (Note
   2)...................................      1,757        905         229
  Other expenses........................      3,618        735         110
                                          ---------  ---------  -----------
    Total expenses before reimbursements
     and reductions.....................    187,969     76,411      61,255
                                          ---------  ---------  -----------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................    (18,495)    (4,710)    (28,711)
      Expense reductions (Notes 1 &
       6)...............................    (14,248)        --      (2,068)
                                          ---------  ---------  -----------
    Total net expenses..................    155,226     71,701      30,476
                                          ---------  ---------  -----------
Net investment income (loss)............    105,301    447,644      42,199
                                          ---------  ---------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain (loss) on
   investments..........................  1,546,296         --     248,952
  Net realized gain (loss) on foreign
   currency transactions................    (12,794)        --      49,817
                                          ---------  ---------  -----------
    Net realized gain (loss) during the
     year...............................  1,533,502         --     298,769
                                          ---------  ---------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................    (10,803)        --     (35,238)
  Net change in unrealized appreciation
   (depreciation) of investments........  1,405,046         --     168,369
                                          ---------  ---------  -----------
    Net unrealized appreciation
     (depreciation) during the period...  1,394,243         --     133,131
                                          ---------  ---------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................  2,927,745         --     431,900
                                          ---------  ---------  -----------
Net increase (decrease) in net assets
 resulting from operations..............  $3,033,046 $ 447,644   $ 474,099
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------
 *Net of foreign withholding tax of:....  $  38,088  $      --   $   9,463
                                          ---------  ---------  -----------
                                          ---------  ---------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the period ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $     966,866  $    276,835  $    147,993  $     372,447
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,461,496        82,040       (48,734)     1,641,514
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (57,912)      (36,921)       (2,603)         1,839
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,020,053)     (349,134)       27,046      4,237,310
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      1,350,397       (27,180)      123,702      6,253,110
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,003,123)     (309,026)     (144,341)            --
  From net realized gain on
   investments..........................             --            --            --             --
                                          -------------  ------------  ------------  -------------
      Total distributions...............     (1,003,123)     (309,026)     (144,341)            --
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     18,955,920     2,556,480     1,734,409     27,090,904
  Decrease from capital shares
   repurchased..........................    (20,132,796)   (3,149,492)   (1,609,323)   (19,884,466)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................     (1,176,876)     (593,012)      125,086      7,206,438
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................       (829,602)     (929,218)      104,447     13,459,548
Net assets:
  Beginning of period...................     31,717,921    10,397,369     5,482,926     22,927,653
                                          -------------  ------------  ------------  -------------
  End of period*........................  $  30,888,319  $  9,468,151  $  5,587,373  $  36,387,201
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
  *Includes undistributed/accumulated
   net investment income (loss) of:.....  $     425,169  $    395,719  $     24,773  $     372,447
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

                                                    For the year ended December 31, 1996
                                                                 GT GLOBAL
                                          --------------------------------------------------------
                                                           VARIABLE      VARIABLE
                                            VARIABLE        GLOBAL         U.S.        VARIABLE
                                            STRATEGIC     GOVERNMENT    GOVERNMENT       LATIN
                                             INCOME         INCOME        INCOME        AMERICA
                                              FUND           FUND          FUND          FUND
                                          -------------  ------------  ------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $   2,081,768  $    683,201  $    272,902  $     435,954
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      1,924,934      (141,142)       26,233      1,989,181
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        137,267       120,434         2,603          5,649
  Net change in unrealized appreciation
   (depreciation) of investments........      1,136,746       (38,711)     (183,973)     2,060,350
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      5,280,715       623,782       117,765      4,491,134
                                          -------------  ------------  ------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............     (1,851,306)     (706,141)     (262,014)      (613,467)
  From net realized gain on
   investments..........................       (153,457)           --            --             --
  In excess of net investment income....             --            --            --        (11,459)
                                          -------------  ------------  ------------  -------------
      Total distributions...............     (2,004,763)     (706,141)     (262,014)      (624,926)
                                          -------------  ------------  ------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     45,166,146     7,375,614     4,065,030     29,173,781
  Decrease from capital shares
   repurchased..........................    (42,069,061)   (8,839,632)   (4,430,300)   (29,883,182)
                                          -------------  ------------  ------------  -------------
    Net increase (decrease) from capital
     share transactions.................      3,097,085    (1,464,018)     (365,270)      (709,401)
                                          -------------  ------------  ------------  -------------
Total increase (decrease) in net
 assets.................................      6,373,037    (1,546,377)     (509,519)     3,156,807
Net assets:
  Beginning of period...................     25,344,884    11,943,746     5,992,445     19,770,846
                                          -------------  ------------  ------------  -------------
  End of period*........................  $  31,717,921  $ 10,397,369  $  5,482,926  $  22,927,653
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------
  *Includes undistributed net investment
   income of:...........................  $     461,426  $    427,910  $     21,121  $          --
                                          -------------  ------------  ------------  -------------
                                          -------------  ------------  ------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                 For the period ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                 GT GLOBAL
                                          ---------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                     VARIABLE
                                            GROWTH &       TELECOM-       EMERGING       VARIABLE       NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES      AMERICA
                                              FUND           FUND           FUND           FUND          FUND           FUND
                                          -------------  -------------  -------------  ------------  -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $     667,487  $      81,925  $     174,492  $    51,047   $     (20,071) $     (53,706)
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        314,298      3,783,995      2,948,801     (120,937 )    (1,014,028)     3,296,161
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         15,738        (81,847)        (6,615)          48           1,811             --
  Net change in unrealized appreciation
   (depreciation) of investments........      2,377,441      3,446,958        (16,356)     678,230        (839,036)    (3,858,362)
                                          -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      3,374,964      7,231,031      3,100,322      608,388      (1,871,324)      (615,907)
                                          -------------  -------------  -------------  ------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (791,459)            --        (81,957)     (46,918 )            --       (209,674)
  From net realized gain on
   investments..........................        (90,528)    (7,753,958)    (1,243,734)    (432,141 )      (727,484)    (1,541,102)
                                          -------------  -------------  -------------  ------------  -------------  -------------
      Total distributions...............       (881,987)    (7,753,958)    (1,325,691)    (479,059 )      (727,484)    (1,750,776)
                                          -------------  -------------  -------------  ------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     30,967,466     33,998,810     41,535,381    4,236,542      13,942,745     21,057,223
  Decrease from capital shares
   repurchased..........................    (26,186,365)   (27,349,957)   (37,745,518)  (1,661,165 )   (12,787,169)   (19,976,818)
                                          -------------  -------------  -------------  ------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................      4,781,101      6,648,853      3,789,863    2,575,377       1,155,576      1,080,405
                                          -------------  -------------  -------------  ------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      7,274,078      6,125,926      5,564,494    2,704,706      (1,443,232)    (1,286,278)
Net assets:
  Beginning of period...................     36,432,763     63,257,829     17,603,924    6,053,970      16,307,953     41,646,609
                                          -------------  -------------  -------------  ------------  -------------  -------------
  End of period*........................  $  43,706,841  $  69,383,755  $  23,168,418  $ 8,758,676   $  14,864,721  $  40,360,331
                                          -------------  -------------  -------------  ------------  -------------  -------------
                                          -------------  -------------  -------------  ------------  -------------  -------------
  *Includes undistributed net investment
   income of:...........................  $     621,680  $      81,925  $     176,266  $    49,486   $     (20,071) $     (66,981)
                                          -------------  -------------  -------------  ------------  -------------  -------------
                                          -------------  -------------  -------------  ------------  -------------  -------------


                                             VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                               FUND           FUND            FUND           FUND
                                          --------------  -------------  --------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $      180,066  $     105,301  $      447,644  $      42,199
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................       3,048,141      1,533,502              --        298,769
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................             (92)       (10,803)             --        (35,238)
  Net change in unrealized appreciation
   (depreciation) of investments........      (3,161,631)     1,405,046              --        168,369
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...          66,484      3,033,046         447,644        474,099
                                          --------------  -------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............        (171,228)       (69,048)       (447,644)        (7,912)
  From net realized gain on
   investments..........................        (135,180)    (2,404,127)             --             --
                                          --------------  -------------  --------------  -------------
      Total distributions...............        (306,408)    (2,473,175)       (447,644)        (7,912)
                                          --------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     109,123,927     69,008,712     243,899,270     17,106,564
  Decrease from capital shares
   repurchased..........................    (111,723,104)   (65,324,299)   (243,226,382)   (16,306,889)
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................      (2,599,177)     3,684,413         672,888        799,675
                                          --------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.................................      (2,839,101)     4,244,284         672,888      1,265,862
Net assets:
  Beginning of period...................      32,670,200     24,537,049      19,794,060      4,781,848
                                          --------------  -------------  --------------  -------------
  End of period*........................  $   29,831,099  $  28,781,333  $   20,466,948  $   6,047,710
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------
  *Includes undistributed net investment
   income of:...........................  $      171,927  $     103,468  $           --  $      41,046
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------

                                                                    For the year ended December 31, 1996
                                                                                 GT GLOBAL
                                          ----------------------------------------------------------------------------------------
                                            VARIABLE       VARIABLE       VARIABLE                      VARIABLE
                                            GROWTH &       TELECOM-       EMERGING       VARIABLE        NATURAL       VARIABLE
                                             INCOME       MUNICATIONS      MARKETS     INFRASTRUCTURE   RESOURCES       AMERICA
                                              FUND           FUND           FUND           FUND           FUND           FUND
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $   1,137,133  $    (159,179) $     132,940  $     47,274   $     (45,203) $     201,092
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................        584,240      8,082,167      2,583,937       432,860         732,622      1,558,532
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................         20,456          3,633          2,710           145          (2,282)            --
  Net change in unrealized appreciation
   (depreciation) of investments........      3,228,349      1,763,783        826,703       211,063       1,760,818      4,688,367
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...      4,970,178      9,690,404      3,546,290       691,342       2,445,955      6,447,991
                                          -------------  -------------  -------------  -------------  -------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............       (736,222)       (70,025)            --        (9,314 )            --       (526,781)
  From net realized gain on
   investments..........................       (103,267)    (6,373,965)            --       (17,455 )            --     (4,953,885)
  In excess of net investment income....             --             --             --            --              --             --
                                          -------------  -------------  -------------  -------------  -------------  -------------
      Total distributions...............       (839,489)    (6,443,990)            --       (26,769 )            --     (5,480,666)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     29,950,604     43,828,906     32,771,217     7,252,525      33,416,057     60,951,545
  Decrease from capital shares
   repurchased..........................    (28,213,931)   (34,595,566)   (27,696,344)   (3,457,346 )   (20,919,006)   (57,915,239)
                                          -------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from capital
     share transactions.................      1,736,673      9,233,340      5,074,873     3,795,179      12,497,051      3,036,306
                                          -------------  -------------  -------------  -------------  -------------  -------------
Total increase (decrease) in net
 assets.................................      5,867,362     12,479,754      8,621,163     4,459,752      14,943,006      4,003,631
Net assets:
  Beginning of period...................     30,565,401     50,778,075      8,982,761     1,594,218       1,364,947     37,642,978
                                          -------------  -------------  -------------  -------------  -------------  -------------
  End of period.........................  $  36,432,763  $  63,257,829  $  17,603,924  $  6,053,970   $  16,307,953  $  41,646,609
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Includes undistributed net investment
   income of:...........................  $     745,652  $          --  $      83,731  $     45,357   $          --  $     196,399
                                          -------------  -------------  -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------  -------------  -------------


                                             VARIABLE
                                               NEW          VARIABLE         MONEY         VARIABLE
                                             PACIFIC         EUROPE          MARKET      INTERNATIONAL
                                               FUND           FUND            FUND           FUND
                                          --------------  -------------  --------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $      256,226  $      71,331  $      717,755  $      21,621
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................       1,248,081      3,075,019              --        218,360
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................          (2,246)       (10,428)             --          3,152
  Net change in unrealized appreciation
   (depreciation) of investments........       7,190,989      2,087,986              --        130,577
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) in net
     assets resulting from operations...       8,693,050      5,223,908         717,755        373,710
                                          --------------  -------------  --------------  -------------
Distributions to shareholders: (Note 1)
  From net investment income............        (329,817)      (155,793)       (717,755)          (526)
  From net realized gain on
   investments..........................              --             --              --        (14,157)
  In excess of net investment income....              --             --              --             --
                                          --------------  -------------  --------------  -------------
      Total distributions...............        (329,817)      (155,793)       (717,755)       (14,683)
                                          --------------  -------------  --------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................     177,020,035     77,988,956     316,808,464      9,136,580
  Decrease from capital shares
   repurchased..........................    (175,737,852)   (74,160,899)   (311,904,996)    (8,376,359)
                                          --------------  -------------  --------------  -------------
    Net increase (decrease) from capital
     share transactions.................       1,282,183      3,828,057       4,903,468        760,221
                                          --------------  -------------  --------------  -------------
Total increase (decrease) in net
 assets.................................       9,645,416      8,896,172       4,903,468      1,119,248
Net assets:
  Beginning of period...................      23,024,784     15,640,877      14,890,592      3,662,600
                                          --------------  -------------  --------------  -------------
  End of period.........................  $   32,670,200  $  24,537,049  $   19,794,060  $   4,781,848
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------
  Includes undistributed net investment
   income of:...........................  $      163,089  $      67,215  $           --  $       6,759
                                          --------------  -------------  --------------  -------------
                                          --------------  -------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                 VARIABLE STRATEGIC INCOME FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      13.38      $  11.86      $  10.82      $  14.57      $      12.00
                                          ---------------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........          0.44          0.95(b)       1.07(c)       1.71(d)           0.61(e)
  Net realized and unrealized gain
   (loss) on investments................          0.14          1.50          0.93         (4.17)             2.57
                                          ---------------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................          0.58          2.45          2.00         (2.46)             3.18
                                          ---------------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............         (0.45)        (0.85)        (0.96)        (0.79)            (0.61)
  From net realized gain on
   investments..........................            --         (0.08)           --         (0.45)               --
  In excess of net realized gain on
   investments..........................            --            --            --            --                --
  Return of capital.....................            --            --            --         (0.05)               --
                                          ---------------   -----------   -----------   -----------   ----------------
    Total distributions.................         (0.45)        (0.93)        (0.96)        (1.29)            (0.61)
                                          ---------------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $      13.51      $  13.38      $  11.86      $  10.82      $      14.57
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........          4.44%        21.58%        19.50%       (17.09)%            27.5%
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     30,888      $ 31,718      $ 25,345      $ 23,367      $     18,089
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          6.52%         7.74%         9.59%         7.58%              6.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          6.42%         7.59%         9.35%         7.43%              6.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              5.2%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.96%         0.99%         1.00%         1.00%              0.5%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.06%         1.14%         1.24%         1.15%              0.9%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              1.9%
Portfolio turnover ++...................           181%          210%          193%          313%              245%
Average commission rate per share paid
 on portfolio transactions..............           N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                  VARIABLE LATIN AMERICA FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      14.80      $  12.42      $  19.17      $  17.68      $      12.00
                                          ---------------   -----------   -----------   -----------       --------
  Net investment income (loss)..........          0.19(a)       0.27(b)       0.51(c)       0.11(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................          3.33          2.49         (5.10)         1.49              5.64
                                          ---------------   -----------   -----------   -----------       --------
    Net increase (decrease) resulting
     from operations....................          3.52          2.76         (4.59)         1.60              5.68
                                          ---------------   -----------   -----------   -----------       --------
Distributions to shareholders:
  From net investment income............            --         (0.37)        (0.16)        (0.04)               --
  From net realized gain on
   investments..........................            --            --         (2.00)        (0.07)               --
  In excess of net investment income....            --         (0.01)           --            --                --
  Return of capital.....................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------       --------
    Total distributions.................            --         (0.38)        (2.16)        (0.11)               --
                                          ---------------   -----------   -----------   -----------       --------
Net asset value, end of period..........  $      18.32      $  14.80      $  12.42      $  19.17      $      17.68
                                          ---------------   -----------   -----------   -----------       --------
                                          ---------------   -----------   -----------   -----------       --------
Total investment return  (g) +..........         23.78%        22.48%       (24.14)%        9.14%             47.3%
                                          ---------------   -----------   -----------   -----------       --------
                                          ---------------   -----------   -----------   -----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     36,387      $ 22,928      $ 19,771      $ 26,631      $      8,240
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          2.53%         1.94%         4.43%         0.82%              1.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          2.37%         1.69%         3.92%         0.49%              0.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%             (2.5)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.23%         1.17%         1.18%         1.25%              0.7%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.39%         1.42%         1.69%         1.58%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              4.2%
Portfolio turnover ++...................           157%          102%          140%          185%               78%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0005      $ 0.0002           N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Variable Strategic Income Fund, $0.03 for the Variable Global Government, $0.04 for Variable U.S. Government Income Fund, $0.01 for the Variable Latin America Fund, and $0.00 for the Variable Growth & Income Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note
     2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ---------------------------------------------------------------------------
                                                            VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                          ---------------------------------------------------------------------------
                                                                                                       FEBRUARY 10,
                                                                                                           1993
                                            SIX MONTHS                                               (COMMENCEMENT OF
                                               ENDED               YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    --------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994            1993
                                          ---------------   -----------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      11.43      $  11.51      $  10.63      $ 12.53      $      12.00
                                          ---------------   -----------   -----------   ----------       --------
  Net investment income (loss)..........          0.34(a)       0.72(b)       0.79(c)      0.77(d)           0.57(e)
  Net realized and unrealized gain
   (loss) on investments................         (0.36)        (0.06)         0.84        (1.85)             0.52
                                          ---------------   -----------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................         (0.02)         0.66          1.63        (1.08)             1.09
                                          ---------------   -----------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............         (0.35)        (0.74)        (0.75)       (0.73)            (0.56)
  From net realized gain on
   investments..........................            --            --            --           --                --
  In excess of net realized gain on
   investments..........................            --            --            --           --                --
  Return of capital.....................            --            --            --        (0.09)               --
                                          ---------------   -----------   -----------   ----------       --------
    Total distributions.................         (0.35)        (0.74)        (0.75)       (0.82)            (0.56)
                                          ---------------   -----------   -----------   ----------       --------
Net asset value, end of period..........  $      11.06      $  11.43      $  11.51      $ 10.63      $      12.53
                                          ---------------   -----------   -----------   ----------       --------
                                          ---------------   -----------   -----------   ----------       --------
Total investment return  (g) +..........         (0.22)%        6.17%        15.85%       (8.70)%             9.5%
                                          ---------------   -----------   -----------   ----------       --------
                                          ---------------   -----------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      9,468      $ 10,397      $ 11,944      $ 9,654      $      6,136
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          5.67%         6.32%         7.03%        6.89%              6.1%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          5.02%         5.80%         6.37%        6.21%              5.5%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%          --%              2.4%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.91%         0.95%         1.00%        1.00%              0.5%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.56%         1.47%         1.66%        1.68%              1.1%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%          --%              4.2%
Portfolio turnover ++...................           271%          235%          394%         350%              298%
Average commission rate per share paid
 on portfolio transactions..............           N/A           N/A           N/A          N/A               N/A

                                                                         GT GLOBAL
                                          ------------------------------------------------------------------------

                                                            VARIABLE U.S. GOVERNMENT INCOME FUND
                                          ------------------------------------------------------------------------
                                                                                                    FEBRUARY 10,
                                                                                                        1993
                                                                                                    (COMMENCEMENT
                                            SIX MONTHS                                                   OF
                                               ENDED              YEAR ENDED DECEMBER 31,          OPERATIONS) TO
                                           JUNE 30, 1997    ------------------------------------    DECEMBER 31,
                                            (UNAUDITED)        1996         1995         1994           1993
                                          ---------------   ----------   ----------   ----------   ---------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      11.41      $ 11.74      $ 10.79      $ 12.23      $      12.00
                                          ---------------   ----------   ----------   ----------   ---------------
  Net investment income (loss)..........          0.32(a)      0.60(b)      0.62(c)      0.63(d)           0.53(e)
  Net realized and unrealized gain
   (loss) on investments................         (0.07)       (0.35)        0.93        (1.39)             0.23
                                          ---------------   ----------   ----------   ----------   ---------------
    Net increase (decrease) resulting
     from operations....................          0.25         0.25         1.55        (0.76)             0.76
                                          ---------------   ----------   ----------   ----------   ---------------
Distributions to shareholders:
  From net investment income............         (0.31)       (0.58)       (0.60)       (0.62)            (0.53)
  From net realized gain on
   investments..........................            --           --           --        (0.06)               --
  In excess of net realized gain on
   investments..........................            --           --           --           --                --
  Return of capital.....................            --           --           --           --                --
                                          ---------------   ----------   ----------   ----------   ---------------
    Total distributions.................         (0.31)       (0.58)       (0.60)       (0.68)            (0.53)
                                          ---------------   ----------   ----------   ----------   ---------------
Net asset value, end of period..........  $      11.35      $ 11.41      $ 11.74      $ 10.79      $      12.23
                                          ---------------   ----------   ----------   ----------   ---------------
                                          ---------------   ----------   ----------   ----------   ---------------
Total investment return  (g) +..........          2.24%        2.23%       14.73%       (6.27)%             6.4%
                                          ---------------   ----------   ----------   ----------   ---------------
                                          ---------------   ----------   ----------   ----------   ---------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      5,587      $ 5,483      $ 5,992      $ 2,415      $        974
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          5.63%        5.24%        5.43%        5.53%              5.3%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          4.87%        4.49%        3.87%        1.29%              3.4%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%          --%          --%          --%             (6.9)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.00%        1.00%        1.00%        0.38%              0.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.76%        1.75%        2.56%        4.63%              1.9%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%          --%          --%          --%             12.3%
Portfolio turnover ++...................           149%          49%         186%          34%               81%
Average commission rate per share paid
 on portfolio transactions..............           N/A          N/A          N/A          N/A               N/A

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                 VARIABLE GROWTH & INCOME FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      16.51      $  14.57      $  12.99      $  13.77      $      12.00
                                          ---------------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........          0.23          0.53(b)       0.52(c)       0.46(d)           0.31(e)
  Net realized and unrealized gain
   (loss) on investments................          1.20          1.81          1.46         (0.85)             1.79
                                          ---------------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................          1.43          2.34          1.98         (0.39)             2.10
                                          ---------------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............         (0.31)        (0.35)        (0.40)        (0.39)            (0.28)
  From net realized gain on
   investments..........................         (0.04)        (0.05)           --            --             (0.05)
  In excess of net investment income....            --            --            --            --                --
  Return of capital.....................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------   ----------------
    Total distributions.................         (0.35)        (0.40)        (0.40)        (0.39)            (0.33)
                                          ---------------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $      17.59      $  16.51      $  14.57      $  12.99      $      13.77
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........          8.71%        16.33%        15.49%        (2.85)%            17.8%
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     43,707      $ 36,433      $ 30,565      $ 25,580      $     11,677
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          3.48%         3.58%         3.87%         3.69%              3.2%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          3.36%         3.48%         3.66%         3.45%              2.7%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              1.1%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.15%         1.20%         1.23%         1.25%              0.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.27%         1.30%         1.44%         1.49%              1.2%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              2.8%
Portfolio turnover ++...................            47%           57%           73%           53%               17%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0172      $ 0.0147           N/A           N/A               N/A


                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------

                                                                VARIABLE TELECOMMUNICATIONS FUND
                                          ----------------------------------------------------------------------------

                                                                                                      OCTOBER 18, 1993

                                            SIX MONTHS                    YEAR ENDED                  (COMMENCEMENT OF

                                               ENDED                     DECEMBER 31,                  OPERATIONS) TO

                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,

                                            (UNAUDITED)        1996          1995          1994             1993

                                          ---------------   -----------   -----------   -----------   ----------------

Per Share Operating Performance:
Net asset value, beginning of period....  $      18.14      $  16.87      $  13.98      $  13.07      $      12.00

                                          ---------------   -----------   -----------   -----------       --------

  Net investment income (loss)..........          0.02         (0.05)         0.02(c)       0.01(d)           0.04(e)

  Net realized and unrealized gain
   (loss) on investments................          2.09          3.31          3.26          0.92              1.03

                                          ---------------   -----------   -----------   -----------       --------

    Net increase (decrease) resulting
     from operations....................          2.11          3.26          3.28          0.93              1.07

                                          ---------------   -----------   -----------   -----------       --------

Distributions to shareholders:
  From net investment income............            --         (0.02)        (0.03)        (0.02)               --

  From net realized gain on
   investments..........................         (2.30)        (1.97)        (0.36)           --                --

  In excess of net investment income....            --            --            --            --                --

  Return of capital.....................            --            --            --            --                --

                                          ---------------   -----------   -----------   -----------       --------

    Total distributions.................         (2.30)        (1.99)        (0.39)        (0.02)               --

                                          ---------------   -----------   -----------   -----------       --------

Net asset value, end of period..........  $      17.95      $  18.14      $  16.87      $  13.98      $      13.07

                                          ---------------   -----------   -----------   -----------       --------

                                          ---------------   -----------   -----------   -----------       --------

Total investment return  (g) +..........         11.72%        19.34%        23.66%         7.15%              8.9%

                                          ---------------   -----------   -----------   -----------       --------

                                          ---------------   -----------   -----------   -----------       --------

Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     69,384      $ 63,258      $ 50,778      $ 36,029      $      7,903

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.26%        (0.26)%        0.16%         0.31%              2.5%

  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.20%        (0.31)%        0.10%         0.07%              2.3%

  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              1.6%

Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.11%         1.12%         1.20%         1.25%              0.9%

  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.17%         1.17%         1.26%         1.49%              1.1%

  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              1.8%

Portfolio turnover ++...................           149%           77%           70%           81%               20%

Average commission rate per share paid
 on portfolio transactions..............  $     0.0134      $ 0.0068           N/A           N/A               N/A


------------------------

 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    GT GLOBAL
                                          -------------------------------------------------------------
                                                         VARIABLE EMERGING MARKETS FUND
                                          -------------------------------------------------------------
                                                                                         JULY 5, 1994
                                            SIX MONTHS             YEAR ENDED          (COMMENCEMENT OF
                                               ENDED              DECEMBER 31,          OPERATIONS) TO
                                           JUNE 30, 1997    ------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995            1994
                                          ---------------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      14.26      $  10.88      $ 11.89      $      12.00
                                          ---------------   -----------   ----------       --------
  Net investment income (loss)..........          0.11(a)       0.11(b)      0.14(c)           0.07(d)
  Net realized and unrealized gain
   (loss) on investments................          1.94          3.27        (1.04)            (0.05)
                                          ---------------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................          2.05          3.38        (0.90)             0.02
                                          ---------------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............         (0.06)           --        (0.09)            (0.07)
  From net realized gain on
   investments..........................         (0.86)           --           --                --
  In excess of net realized gain on
   investments..........................            --            --           --             (0.06)
  Return of capital.....................            --            --        (0.02)               --
                                          ---------------   -----------   ----------       --------
    Total distributions.................         (0.92)           --        (0.11)            (0.13)
                                          ---------------   -----------   ----------       --------
Net asset value, end of period..........  $      15.39      $  14.26      $ 10.88      $      11.89
                                          ---------------   -----------   ----------       --------
                                          ---------------   -----------   ----------       --------
Total investment return  (g) +..........         14.55%        31.07%       (7.54)%            0.12%
                                          ---------------   -----------   ----------       --------
                                          ---------------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     23,168      $ 17,604      $ 8,983      $      7,267
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.53%         0.89%        1.55%             4.10%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.33%         0.39%        0.51%            (0.20)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.24%         1.18%        1.18%             0.00%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.44%         1.68%        2.22%             4.30%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%          --%               --%
Portfolio turnover ++...................           276%          216%         210%              117%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0011      $ 0.0021          N/A               N/A

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                     VARIABLE AMERICA FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      19.71      $  19.46      $  15.81      $  13.75      $      12.00
                                          ---------------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........         (0.02) (a)     0.12(b)       0.21(c)       0.48(d)           1.11(e)
  Net realized and unrealized gain
   (loss) on investments................         (0.26)         3.18          3.80          2.08              0.64
                                          ---------------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................         (0.28)         3.30          4.01          2.56              1.75
                                          ---------------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............         (0.10)        (0.30)        (0.07)        (0.50)               --
  From net realized gain on
   investments..........................         (0.74)        (2.75)        (0.29)           --                --
  In excess of net realized gain on
   investments..........................            --            --            --            --                --
  Return of capital.....................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------   ----------------
    Total distributions.................         (0.84)        (3.05)        (0.36)        (0.50)               --
                                          ---------------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $      18.59      $  19.71      $  19.46      $  15.81      $      13.75
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........         (1.49)%       18.55%        25.37%        18.88%             14.7%
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     40,360      $ 41,647      $ 37,643      $ 15,257      $      1,700
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................         (0.28)%        0.52%         1.66%         1.83%             14.1%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........         (0.35)%        0.46%         1.60%         0.76%             12.8%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              7.6%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.94%         0.95%         1.00%         0.98%              0.0%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.00%         1.01%         1.06%         2.05%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              6.5%
Portfolio turnover ++...................           256%          248%           79%          139%              831%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0560      $ 0.0531           N/A           N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Variable Emerging Markets Fund, $0.00 for the Variable America Fund, $0.03 for the Variable Infrastructure Fund, $0.02 for the Variable Natural Resources Fund, $0.01 for the Variable New Pacific Fund, and $0.01 for the Variable Europe Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.04 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, and $0.08 for the Variable Europe Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.04 for the Variable Europe Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                               GT GLOBAL
                                          ----------------------------------------------------
                                                      VARIABLE INFRASTRUCTURE FUND
                                          ----------------------------------------------------
                                                                              JANUARY 31, 1995
                                            SIX MONTHS                        (COMMENCEMENT OF
                                               ENDED          YEAR ENDED       OPERATIONS) TO
                                           JUNE 30, 1997     DECEMBER 31,       DECEMBER 31,
                                            (UNAUDITED)          1996               1995
                                          ---------------   ---------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      16.47      $      13.27      $      12.00
                                          ---------------   ---------------   ----------------
  Net investment income (loss)..........          0.07(a)           0.11(b)           0.07(c)
  Net realized and unrealized gain
   (loss) on investments................          1.27              3.19              1.20
                                          ---------------   ---------------   ----------------
    Net increase (decrease) resulting
     from operations....................          1.34              3.30              1.27
                                          ---------------   ---------------   ----------------
Distributions to shareholders:
  From net investment income............         (0.10)            (0.03)               --
  From net realized gain on
   investments..........................         (0.88)            (0.07)               --
  In excess of net realized gain on
   investments..........................            --                --                --
  Return of capital.....................            --                --                --
                                          ---------------   ---------------   ----------------
    Total distributions.................         (0.98)            (0.10)               --
                                          ---------------   ---------------   ----------------
Net asset value, end of period..........  $      16.83      $      16.47      $      13.27
                                          ---------------   ---------------   ----------------
                                          ---------------   ---------------   ----------------
Total investment return  (g) +..........          8.08%            24.88%            10.58%
                                          ---------------   ---------------   ----------------
                                          ---------------   ---------------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      8,759      $      6,054      $      1,594
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.36%             1.35%             1.24%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.86%             0.03%            (6.11)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%               --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.18%             1.21%             1.22%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.68%             2.53%             8.57%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%               --%               --%
Portfolio turnover ++...................            28%               76%               38%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0058      $     0.0101               N/A

                                                               GT GLOBAL
                                          ----------------------------------------------------

                                                    VARIABLE NATURAL RESOURCES FUND
                                          ----------------------------------------------------
                                                                              JANUARY 31, 1995
                                            SIX MONTHS                        (COMMENCEMENT OF
                                               ENDED          YEAR ENDED       OPERATIONS) TO
                                           JUNE 30, 1997     DECEMBER 31,       DECEMBER 31,
                                            (UNAUDITED)          1996               1995
                                          ---------------   ---------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      20.98      $      13.88      $      12.00
                                          ---------------   ---------------   ----------------
  Net investment income (loss)..........         (0.02) (a)        (0.06) (b)         0.73(c)
  Net realized and unrealized gain
   (loss) on investments................         (2.15)             7.16              1.91
                                          ---------------   ---------------   ----------------
    Net increase (decrease) resulting
     from operations....................         (2.17)             7.10              2.64
                                          ---------------   ---------------   ----------------
Distributions to shareholders:
  From net investment income............            --                --             (0.71)
  From net realized gain on
   investments..........................         (0.89)               --                --
  In excess of net realized gain on
   investments..........................            --                --             (0.05)
  Return of capital.....................            --                --                --
                                          ---------------   ---------------   ----------------
    Total distributions.................         (0.89)               --             (0.76)
                                          ---------------   ---------------   ----------------
Net asset value, end of period..........  $      17.92      $      20.98      $      13.88
                                          ---------------   ---------------   ----------------
                                          ---------------   ---------------   ----------------
Total investment return  (g) +..........        (10.35)%           51.15%            22.20%
                                          ---------------   ---------------   ----------------
                                          ---------------   ---------------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     14,865      $     16,308      $      1,365
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................         (0.58)%           (0.60)%           10.87%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........         (0.26)%           (1.30)%            2.94%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%               --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.21%             1.19%             1.14%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.53%             1.89%             9.07%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%               --%               --%
Portfolio turnover ++...................           410%              199%              875%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0108      $     0.0164               N/A

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                   VARIABLE NEW PACIFIC FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      18.02      $  13.92      $  14.01      $  16.07      $      12.00
                                          ---------------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........          0.11(a)       0.13(b)       0.20(c)       0.08(d)           0.04(e)
  Net realized and unrealized gain
   (loss) on investments................         (0.37)         4.16         (0.23)        (2.08)             4.03
                                          ---------------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................         (0.26)         4.29         (0.03)        (2.00)             4.07
                                          ---------------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............         (0.09)        (0.19)        (0.06)        (0.06)               --
  From net realized gain on
   investments..........................         (0.08)           --            --            --                --
  In excess of net realized gain on
   investments..........................            --            --            --            --                --
  Return of capital.....................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------   ----------------
    Total distributions.................         (0.17)        (0.19)        (0.06)        (0.06)               --
                                          ---------------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $      17.59      $  18.02      $  13.92      $  14.01      $      16.07
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........         (1.50)%       30.97%        (0.21)%      (12.47)%            33.9%
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     29,831      $ 32,670      $ 23,025      $ 19,391      $      7,945
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.13%         0.88%         1.27%         0.83%              0.9%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.86%         0.60%         1.74%         0.48%              0.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%             (2.0)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.13%         1.12%         1.14%         1.25%              0.6%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.40%         1.40%         1.61%         1.60%              1.3%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              3.6%
Portfolio turnover ++...................            80%           70%           67%           30%               15%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0062      $ 0.0071           N/A           N/A               N/A

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------

                                                                      VARIABLE EUROPE FUND
                                          ----------------------------------------------------------------------------

                                                                                                        FEBRUARY 10,

                                                                                                            1993

                                            SIX MONTHS                                                (COMMENCEMENT OF

                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO

                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,

                                            (UNAUDITED)        1996          1995          1994             1993

                                          ---------------   -----------   -----------   -----------   ----------------

Per Share Operating Performance:
Net asset value, beginning of period....  $      21.34      $  16.52      $  15.22      $  15.33      $      12.00

                                          ---------------   -----------   -----------   -----------   ----------------

  Net investment income (loss)..........          0.08(a)       0.05(b)       0.18(c)       0.16(d)           0.05(e)

  Net realized and unrealized gain
   (loss) on investments................          2.28          4.93          1.28         (0.25)             3.28

                                          ---------------   -----------   -----------   -----------   ----------------

    Net increase (decrease) resulting
     from operations....................          2.36          4.98          1.46         (0.09)             3.33

                                          ---------------   -----------   -----------   -----------   ----------------

Distributions to shareholders:
  From net investment income............         (0.06)        (0.16)        (0.16)           --                --

  From net realized gain on
   investments..........................         (1.92)           --            --         (0.02)               --

  In excess of net realized gain on
   investments..........................            --            --            --            --                --

  Return of capital.....................            --            --            --            --                --

                                          ---------------   -----------   -----------   -----------   ----------------

    Total distributions.................         (1.98)        (0.16)        (0.16)        (0.02)               --

                                          ---------------   -----------   -----------   -----------   ----------------

Net asset value, end of period..........  $      21.72      $  21.34      $  16.52      $  15.22      $      15.33

                                          ---------------   -----------   -----------   -----------   ----------------

                                          ---------------   -----------   -----------   -----------   ----------------

Total investment return  (g) +..........         11.05%        30.25%         9.66%        (0.59)%            27.8%

                                          ---------------   -----------   -----------   -----------   ----------------

                                          ---------------   -----------   -----------   -----------   ----------------

Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     28,781      $ 24,537      $ 15,641      $ 15,020      $      5,410

Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.79%         0.36%         1.12%         1.48%              1.1%

  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.54%         0.09%         0.60%         1.07%              0.4%

  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%             (2.8)%

Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.16%         1.20%         1.20%         1.25%              0.7%

  Without reimbursement by Chancellor
   LGT and expense reductions ++........          1.41%         1.47%         1.72%         1.66%              1.4%

  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              4.6%

Portfolio turnover ++...................            99%           56%          123%           61%               27%

Average commission rate per share paid
 on portfolio transactions..............  $     0.0681      $ 0.0313           N/A           N/A               N/A


------------------------

 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, and $0.03 for the Variable Europe Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                       MONEY MARKET FUND
                                          ----------------------------------------------------------------------------
                                                                                                        FEBRUARY 10,
                                                                                                            1993
                                            SIX MONTHS                                                (COMMENCEMENT OF
                                               ENDED                YEAR ENDED DECEMBER 31,            OPERATIONS) TO
                                           JUNE 30, 1997    ---------------------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995          1994             1993
                                          ---------------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $       1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          ---------------   -----------   -----------   -----------   ----------------
  Net investment income (loss)..........          0.02(a)       0.05(b)       0.05(c)       0.03(d)           0.03(e)
  Net realized and unrealized gain
   (loss) on investments................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------   ----------------
    Net increase (decrease) resulting
     from operations....................          0.02          0.05          0.05          0.03              0.03
                                          ---------------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............         (0.02)        (0.05)        (0.05)        (0.03)            (0.03)
  From net realized gain on
   investments..........................            --            --            --            --                --
  In excess of net realized gain on
   investments..........................            --            --            --            --                --
  Return of capital.....................            --            --            --            --                --
                                          ---------------   -----------   -----------   -----------   ----------------
    Total distributions.................         (0.02)        (0.05)        (0.05)        (0.03)            (0.03)
                                          ---------------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........  $       1.00      $   1.00      $   1.00      $   1.00      $       1.00
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Total investment return  (g) +..........          2.34%         4.75%         5.26%         3.48%              2.6%
                                          ---------------   -----------   -----------   -----------   ----------------
                                          ---------------   -----------   -----------   -----------   ----------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     20,467      $ 19,794      $ 14,891      $ 19,474      $      3,775
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          4.68%         4.67%         5.15%         3.70%              2.9%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          4.63%         4.57%         4.85%         3.64%              2.1%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%             (2.6)%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          0.75%         0.75%         0.75%         0.75%              0.2%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.80%         0.85%         1.05%         0.81%              1.0%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%           --%           --%              5.7%
Portfolio turnover ++...................           N/A           N/A           N/A           N/A               N/A
Average commission rate per share paid
 on portfolio transactions..............           N/A           N/A           N/A           N/A               N/A

--------------------------------------------------------------------------------

                                                                    GT GLOBAL
                                          -------------------------------------------------------------
                                                           VARIABLE INTERNATIONAL FUND
                                          -------------------------------------------------------------
                                                                                         JULY 5, 1994
                                            SIX MONTHS             YEAR ENDED          (COMMENCEMENT OF
                                               ENDED              DECEMBER 31,          OPERATIONS) TO
                                           JUNE 30, 1997    ------------------------     DECEMBER 31,
                                            (UNAUDITED)        1996          1995            1994
                                          ---------------   -----------   ----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $      11.91      $  11.01      $ 11.25      $      12.00
                                          ---------------   -----------   ----------       --------
  Net investment income (loss)..........          0.09(a)       0.05(b)      0.09(c)           0.06(d)
  Net realized and unrealized gain
   (loss) on investments................          0.88          0.89        (0.22)            (0.76)
                                          ---------------   -----------   ----------       --------
    Net increase (decrease) resulting
     from operations....................          0.97          0.94        (0.13)            (0.70)
                                          ---------------   -----------   ----------       --------
Distributions to shareholders:
  From net investment income............         (0.02)           --        (0.09)            (0.05)
  From net realized gain on
   investments..........................            --         (0.04)       (0.02)               --
  In excess of net realized gain on
   investments..........................            --            --           --                --
  Return of capital.....................            --            --           --                --
                                          ---------------   -----------   ----------       --------
    Total distributions.................         (0.02)        (0.04)       (0.11)            (0.05)
                                          ---------------   -----------   ----------       --------
Net asset value, end of period..........  $      12.86      $  11.91      $ 11.01      $      11.25
                                          ---------------   -----------   ----------       --------
                                          ---------------   -----------   ----------       --------
Total investment return  (g) +..........          8.11%         8.52%       (1.14)%           (5.81)%
                                          ---------------   -----------   ----------       --------
                                          ---------------   -----------   ----------       --------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $      6,048      $  4,782      $ 3,663      $      2,229
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.63%         0.48%        0.93%             3.33%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          0.44%        (0.86)%      (1.35)%           (2.56)%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%          --%               --%
Ratio of expenses to average net assets:
  With reimbursement by Chancellor LGT
   and expense reductions (Notes 1, 2, &
   5) ++................................          1.17%         1.15%        1.25%             0.69%
  Without reimbursement by Chancellor
   LGT and expense reductions ++........          2.36%         2.49%        3.53%             6.58%
  Without expenses assumed by Chancellor
   LGT  (f) ++..........................            --%           --%          --%               --%
Portfolio turnover ++...................           129%           92%         107%               17%
Average commission rate per share paid
 on portfolio transactions..............  $     0.0185      $ 0.0156          N/A               N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.06 for the Variable International Fund (Note 2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.14 for the Variable International Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.22 for the Variable International Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.00 for the Money Market Fund and $0.11 for the Variable International Fund (Note 2).
 (e) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.01 for the Money Market Fund (Note 2).
 (f) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (g) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of beneficial interest for the two companies are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, the Companies' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe

                                      F76

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards.

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $1,392,386       2002
                                                                  820,482       2003
Variable Global Government Income...........................    1,139,600       2002
Variable Latin America......................................    3,544,129       2003
Variable Growth and Income..................................      924,355       2003
Variable New Pacific........................................      562,115       2003
Variable International......................................       77,169       2003

(J) DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While the Manager has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse the Manager for the amount of these advances. In the event that the Manager redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from the Manager's redemption proceeds.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                                      F77

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(O) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                              SIX
                                                                                             MONTHS
                                                                                             ENDED
                                                                                            JUNE 30,
                                                                     JUNE 30, 1997            1997
                                                              ----------------------------  --------
                                                              AGGREGATE VALUE      CASH       FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL  RECEIVED
------------------------------------------------------------  ---------------   ----------  --------
Variable Strategic Income Fund..............................    $1,615,919      $1,768,122  $ 5,637
Variable Global Government Income Fund......................       514,801         577,500    4,243
Variable U.S. Government Income Fund........................            --              --       --
Variable Latin America Fund.................................     1,478,482       1,538,024    2,279
Variable Growth & Income Fund...............................     4,315,113       4,564,790   16,382
Variable Telecommunications Fund............................     4,833,487       5,063,858   17,780
Variable Emerging Markets Fund..............................       335,314         348,170    5,411
Variable Infrastructure Fund................................       664,249         796,600    2,888
Variable Natural Resources Fund.............................        55,219          55,800    2,156
Variable America Fund.......................................     4,912,169       5,127,900   10,454
Variable New Pacific Fund...................................     1,786,394       1,875,602   16,796
Variable Europe Fund........................................     2,902,660       3,110,868   10,308
Money Market Fund...........................................            --              --       --
Variable International Fund.................................       503,682         532,480    1,581

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian and administrative expenses.

(P) LINE OF CREDIT
Certain Funds have a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Funds to borrow an aggregate maximum amount of $200,000,000. The Funds are limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the period ended June 30, 1997, the weighted average outstanding daily balance of bank loans for the Variable Emerging Markets Fund, Variable America Fund and Variable Europe Fund (based on the number of days the loans were outstanding) was $737,500, $68,167 and $931,125, respectively, with a weighted average interest rate of 6.23%, 6.21% and 6.27%, respectively. Interest expense for the Variable Europe Fund for the period ended June 30, 1997, was $1,297, included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, the Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

GT Global, Inc., ("GT Global") an affiliate of the Manager, is the Funds' distributor. GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the Funds' transfer agent.

                                      F78

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                              SIX MONTHS ENDED
GT GLOBAL                                                       JUNE 30, 1997
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $ 7,143
Variable Global Government Income Fund......................         2,368
Variable U.S. Government Income Fund........................         2,914
Variable Latin America Fund.................................         7,773
Variable Growth & Income Fund...............................        10,662
Variable Telecommunications Fund............................        19,170
Variable Emerging Markets Fund..............................         9,871
Variable Infrastructure Fund................................         9,761
Variable Natural Resources Fund.............................        16,613
Variable America Fund.......................................         7,672
Variable New Pacific Fund...................................        10,567
Variable Europe Fund........................................         9,563
Money Market Fund...........................................        31,500
Variable International Fund.................................         2,298

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Companies pay each of their Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year.

3. PURCHASES AND SALES OF SECURITIES

The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the period ended June 30, 1997:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $  300,180      $ 22,253,679
Variable Global Government Income Fund......................     1,668,209         9,680,500
Variable U.S. Government Income Fund........................     3,790,983            64,860
Variable Latin America Fund.................................            --        29,971,295
Variable Growth & Income Fund...............................       172,053        12,341,318
Variable Telecommunications Fund............................            --        43,740,657
Variable Emerging Markets Fund..............................            --        33,065,928
Variable Infrastructure Fund................................            --         1,806,611
Variable Natural Resources Fund.............................            --        30,492,962
Variable America Fund.......................................            --        49,078,383
Variable New Pacific Fund...................................            --        11,438,765
Variable Europe Fund........................................            --        14,313,082
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         2,853,388


                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $       --      $ 23,319,431
Variable Global Government Income Fund......................     1,507,978         9,654,670
Variable U.S. Government Income Fund........................     2,928,533           813,306
Variable Latin America Fund.................................            --        21,741,640
Variable Growth & Income Fund...............................            --         8,364,585
Variable Telecommunications Fund............................            --        50,237,484
Variable Emerging Markets Fund..............................            --        27,785,837
Variable Infrastructure Fund................................            --           847,553
Variable Natural Resources Fund.............................            --        27,716,484
Variable America Fund.......................................            --        46,397,750
Variable New Pacific Fund...................................            --        13,854,460
Variable Europe Fund........................................            --        12,712,250
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         3,040,616

                                      F79

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

4. CAPITAL SHARES
At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1997                      YEAR ENDED
                                                                        (UNAUDITED)                   DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,344,831  $    17,952,797        3,455,994  $    43,161,383
Shares issued in connection with reinvestment of
  distributions.............................................          75,403        1,003,123          161,635        2,004,763
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,420,234       18,955,920        3,617,629       45,166,146
Shares repurchased..........................................      (1,505,631)     (20,132,796)      (3,384,466)     (42,069,061)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         (85,397) $    (1,176,876)         233,163  $     3,097,085
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND                  SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         202,939  $     2,247,454          595,260  $     6,669,492
Shares issued in connection with reinvestment of
  distributions.............................................          27,957          309,026           63,372          706,122
                                                              --------------  ---------------  ---------------  ---------------
                                                                     230,896        2,556,480          658,632        7,375,614
Shares repurchased..........................................        (284,193)      (3,149,492)        (787,028)      (8,839,632)
                                                              --------------  ---------------  ---------------  ---------------
Net decrease................................................         (53,297) $      (593,012)        (128,396) $    (1,464,018)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         140,919  $     1,590,068          333,844  $     3,803,016
Shares issued in connection with reinvestment of
  distributions.............................................          12,781          144,341           23,060          262,014
                                                              --------------  ---------------  ---------------  ---------------
                                                                     153,700        1,734,409          356,904        4,065,030
Shares repurchased..........................................        (141,948)      (1,609,323)        (386,658)      (4,430,300)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................          11,752  $       125,086          (29,754) $      (365,270)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE LATIN AMERICA FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,645,564  $    27,090,904        2,062,574  $    28,548,855
Shares issued in connection with reinvestment of
  distributions.............................................              --               --           45,515          624,926
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,645,564       27,090,904        2,108,089       29,173,781
Shares repurchased..........................................      (1,208,712)     (19,884,466)      (2,151,334)     (29,883,182)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................         436,852  $     7,206,438          (43,245) $      (709,401)
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND                           SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,765,851  $    30,085,479        1,910,536  $    29,111,115
Shares issued in connection with reinvestment of
  distributions.............................................          51,026          881,987           55,274          839,489
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,816,877       30,967,466        1,965,810       29,950,604
Shares repurchased..........................................      (1,537,808)     (26,186,365)      (1,857,484)     (28,213,931)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         279,069  $     4,781,101          108,326  $     1,736,673
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND                        SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,403,645  $    26,244,853        2,031,581  $    37,384,916
Shares issued in connection with reinvestment of
  distributions.............................................         433,424        7,753,957          354,065        6,443,990
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,837,069       33,998,810        2,385,646       43,828,906
Shares repurchased..........................................      (1,460,225)     (27,349,957)      (1,908,080)     (34,595,566)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         376,844  $     6,648,853          477,566  $     9,233,340
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND                          SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       2,644,115  $    40,209,690        2,518,560  $    32,771,217
Shares issued in connection with reinvestment of
  distributions.............................................          86,040        1,325,691               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                   2,730,155       41,535,381        2,518,560       32,771,217
Shares repurchased..........................................      (2,459,465)     (37,745,518)      (2,109,935)     (27,696,344)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         270,690  $     3,789,863          408,625  $     5,074,873
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F80

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1997                      YEAR ENDED
                                                                        (UNAUDITED)                   DECEMBER 31, 1996
                                                              -------------------------------  --------------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                            SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         222,673  $     3,757,483          469,810  $     7,225,756
Shares issued in connection with reinvestment of
  distributions.............................................          28,498          479,059            1,715           26,769
                                                              --------------  ---------------  ---------------  ---------------
                                                                     251,171        4,236,542          471,525        7,252,525
Shares repurchased..........................................         (98,306)      (1,661,165)        (224,095)      (3,457,346)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         152,865  $     2,575,377          247,430  $     3,795,179
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------


GT GLOBAL VARIABLE NATURAL RESOURCES FUND                         SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................         674,270  $    13,215,261        1,819,670  $    33,416,057
Shares issued in connection with reinvestment of
  distributions.............................................          41,031          727,484               --               --
                                                              --------------  ---------------  ---------------  ---------------
                                                                     715,301       13,942,745        1,819,670       33,416,057
Shares repurchased..........................................        (662,878)     (12,787,169)      (1,140,721)     (20,919,006)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          52,423  $     1,155,576          678,949  $    12,497,051
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE AMERICA FUND                                   SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,021,176  $    19,306,447        2,859,324  $    55,470,879
Shares issued in connection with reinvestment of
  distributions.............................................          93,176        1,750,776          303,755        5,480,666
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,114,352       21,057,223        3,163,079       60,951,545
Shares repurchased..........................................      (1,056,214)     (19,976,818)      (2,984,751)     (57,915,239)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          58,138  $     1,080,405          178,328  $     3,036,306
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE NEW PACIFIC FUND                               SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       6,156,785  $   108,817,519       10,835,385  $   176,690,218
Shares issued in connection with reinvestment of
  distributions.............................................          17,419          306,408           20,259          329,817
                                                              --------------  ---------------  ---------------  ---------------
                                                                   6,174,204      109,123,927       10,855,644      177,020,035
Shares repurchased..........................................      (6,290,811)    (111,723,104)     (10,696,698)    (175,737,852)
                                                              --------------  ---------------  ---------------  ---------------
Net increase (decrease).....................................        (116,607) $    (2,599,177)         158,946  $     1,282,183
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE EUROPE FUND                                    SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       3,006,977  $    66,535,537        4,041,258  $    77,833,163
Shares issued in connection with reinvestment of
  distributions.............................................         115,031        2,473,175            7,876          155,793
                                                              --------------  ---------------  ---------------  ---------------
                                                                   3,122,008       69,008,712        4,049,134       77,988,956
Shares repurchased..........................................      (2,946,630)     (65,324,299)      (3,846,425)     (74,160,899)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         175,378  $     3,684,413          202,709  $     3,828,057
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL MONEY MARKET FUND                                       SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................     243,441,289  $   243,441,289      316,100,021  $   316,100,051
Shares issued in connection with reinvestment of
  distributions.............................................         457,981          457,981          708,413          708,413
                                                              --------------  ---------------  ---------------  ---------------
                                                                 243,899,270      243,899,270      316,808,434      316,808,464
Shares repurchased..........................................    (243,226,382)    (243,226,382)    (311,904,996)    (311,904,996)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................         672,888  $       672,888        4,903,438  $     4,903,468
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

GT GLOBAL VARIABLE INTERNATIONAL FUND                             SHARES          AMOUNT           SHARES           AMOUNT
------------------------------------------------------------  --------------  ---------------  ---------------  ---------------
Shares sold.................................................       1,399,599  $    17,098,652          804,796  $     9,121,897
Shares issued in connection with reinvestment of
  distributions.............................................             621            7,912            1,276           14,683
                                                              --------------  ---------------  ---------------  ---------------
                                                                   1,400,220       17,106,564          806,072        9,136,580
Shares repurchased..........................................      (1,331,401)     (16,306,889)        (737,004)      (8,376,359)
                                                              --------------  ---------------  ---------------  ---------------
Net increase................................................          68,819  $       799,675           69,068  $       760,221
                                                              --------------  ---------------  ---------------  ---------------
                                                              --------------  ---------------  ---------------  ---------------

                                      F81

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

5. WRITTEN OPTIONS
The Variable Global Government Income Fund's written options contract activity for the six months ended June 30, 1997, was as follows:

                                                                                     UNDERLYING
                                                                                      PRINCIPAL
                                                                                    AMOUNT IN USD     PREMIUMS
                                                                                  -----------------   --------
Options outstanding at December 31, 1996........................................              --      $    --
Options written.................................................................       3,550,000       20,923
Options cancelled in closing purchase transactions..............................              --           --
Options expired prior to exercise...............................................      (2,200,000)     (16,035 )
Options exercised...............................................................              --           --
                                                                                  -----------------   --------
Options outstanding at June 30, 1997............................................       1,350,000      $ 4,888
                                                                                  -----------------   --------
                                                                                  -----------------   --------

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                              SIX MONTHS ENDED
GT GLOBAL                                                       JUNE 30, 1997
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $    --
Variable Global Government Income Fund......................            --
Variable U.S. Government Income Fund........................            --
Variable Latin America Fund.................................           177
Variable Growth & Income Fund...............................         2,742
Variable Telecommunications Fund............................         1,675
Variable Emerging Markets Fund..............................         1,600
Variable Infrastructure Fund................................            --
Variable Natural Resources Fund.............................         2,076
Variable America Fund.......................................         1,566
Variable New Pacific Fund...................................         3,323
Variable Europe Fund........................................         3,940
Money Market Fund...........................................            --
Variable International Fund.................................           487

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by GT Global Variable Latin America Fund at June 30, 1997 amounted to $62,086 at value.

Transactions with affiliate companies are as follows:

                                                                                                NET REALIZED
                                                              PURCHASES COST    SALES COST       GAIN (LOSS)    DIVIDEND INCOME
                                                              --------------  ---------------  ---------------  ---------------
Industrias J B Duarte S.A. Preferred                          $           --  $            --  $            --  $            --

                                      F82

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

--------------------------------------------------------------------------------

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624


GT GLOBAL, INC., PRINCIPAL UNDERWRITER AND DISTRIBUTOR
Policy Form #60000531

                                                             GT GLOBAL ALLOCATOR
VASAR708010.M021